--------------------------------------------------------------------------------





                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                          Dated as of February 7, 1991

                                     between

                        EL CONQUISTADOR PARTNERSHIP L.P.,
                         a Delaware limited partnership

                                       and

                          THE MITSUBISHI BANK, LIMITED,
                       acting through its New York Branch

                       -----------------------------------

                                  $120,000,000
                  PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL
                       AND ENVIRONMENTAL POLLUTION CONTROL
                         FACILITIES FINANCING AUTHORITY
                            INDUSTRIAL REVENUE BONDS,
                                  1991 SERIES A
                        (EL CONQUISTADOR RESORT PROJECT)
                      CONVERTIBLE INDUSTRIAL REVENUE BONDS
                         1991 SERIES B (EL CONQUISTADOR
                               RESORT PROJECT) AND
                            INDUSTRIAL REVENUE BONDS
                         1991 SERIES C (EL CONQUISTADOR
                                 RESORT PROJECT)

                       -----------------------------------





--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
         1.       DEFINITIONS...................................................................................  2

         2.       ISSUANCE OF LETTER OF CREDIT; FEES............................................................ 20
                  (a)      Amount and Terms of Letter of Credit................................................. 20
                  (b)      Annual Letter of Credit Fee.......................................................... 20
                  (c)      Annual Agent's Fee................................................................... 21
                  (d)      Substitution and Amendment Fees...................................................... 21
                  (e)      Drawing Fees......................................................................... 21
                  (f)      Additional Payment................................................................... 21

         3.       AGREEMENT TO REPAY DRAWINGS; PURCHASE OF BONDS................................................ 22
                  (a)      Reimbursement........................................................................ 22
                  (b)      Payments and Computations.  ......................................................... 23
                  (c)      Payment on Non-Business Days......................................................... 23
                  (d)      Book Entries......................................................................... 23
                  (e)      Obligations Absolute................................................................. 23
                  (f)      No Withholdings...................................................................... 24
                  (g)      Pledge of Bonds...................................................................... 25
                  (h)      Credits for Amount Paid on Bonds; Other Credits...................................... 25
                  (i)      Collateral Account................................................................... 25

         4.       CONDITIONS PRECEDENT TO ISSUANCE OF THE LETTER OF
                  CREDIT........................................................................................ 27
                  (a)      Delivery of the Bonds and Operative Documents........................................ 27
                  (b)      No Default........................................................................... 27
                  (c)      Representations and Warranties....................................................... 27
                  (d)      Certificate of Compliance............................................................ 27
                  (e)      Opinion of Counsel................................................................... 27
                  (f)      Opinion of Bond Counsel.............................................................. 27
                  (g)      Guarantors' Representations and Warranties........................................... 27
                  (h)      Documentation and Proceedings........................................................ 28
                  (i)      Construction Management Agreement.................................................... 28
                  (j)      Fees................................................................................. 28
                  (k)      Management Agreement................................................................. 28
                  (l)      Ground Lease......................................................................... 28
                  (m)      Acquisition Documents................................................................ 28
                  (n)      Title Policy......................................................................... 29
                  (o)      Appraisal............................................................................ 29
                  (p)      Survey............................................................................... 29

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
                  (q)      Environmental Report................................................................. 30
                  (r)      Preliminary Report................................................................... 30
                  (s)      Insurance............................................................................ 30
                  (t)      Real Estate Taxes.................................................................... 30
                  (u)      Formation of Company................................................................. 30
                  (v)      Other Approvals...................................................................... 30
                  (w)      Swap Arrangement..................................................................... 30
                  (x)      Maximum Effective Interest Rate...................................................... 31
                  (y)      GDB Loan Documents................................................................... 31
                  (z)      Budget............................................................................... 31
                  (aa)     Authorization........................................................................ 31
                  (bb)     Accounting........................................................................... 31
                  (cc)     No Flood Plain....................................................................... 31
                  (dd)     Labor Contributions.................................................................. 31

         5.       INDEMNIFICATION; BROKERAGE.................................................................... 32

         6.       CONDOMINIUM UNITS............................................................................. 33

         7.       COVENANTS..................................................................................... 33
                  (a)      Notice of Default.................................................................... 34
                  (b)      ERISA................................................................................ 34
                  (c)      Preservation of Existence............................................................ 34
                  (d)      Successor Letter of Credit........................................................... 34
                  (e)      Additional Indebtedness.............................................................. 35
                  (f)      Payment of Swap Obligations.......................................................... 35
                  (g)      Financial Statements................................................................. 35
                  (h)      Transfers............................................................................ 36
                  (i)      Decision Making...................................................................... 36
                  (j)      Further Assurances................................................................... 37
                  (k)      Compliance with Laws................................................................. 37
                  (l)      Performance of This and Other Agreements.  .......................................... 37
                  (m)      Amendments........................................................................... 37
                  (n)      Construction.  ...................................................................... 37
                  (o)      Inspection of Project and Books and Records.......................................... 38
                  (p)      Expenses............................................................................. 38
                  (q)      Plans................................................................................ 39
                  (r)      Delivery of Agreement................................................................ 39
                  (s)      Correction of Work................................................................... 39
                  (t)      Revised Budget....................................................................... 39

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
                  (u)      Notices.............................................................................. 40
                  (v)      Plan Changes......................................................................... 40
                  (w)      No Encroachments..................................................................... 40
                  (x)      Insurance............................................................................ 40
                  (y)      Application of Insurance and Condemnation Proceeds................................... 41
                  (z)      Compliance with Documents............................................................ 41
                  (aa)     Bonds................................................................................ 41
                  (bb)     Work Changes......................................................................... 41
                  (cc)     No Contracts......................................................................... 41
                  (dd)     Asbestos............................................................................. 42
                  (ee)     Final Survey......................................................................... 42
                  (ff)     Construction Trust Account........................................................... 42
                  (gg)     Leasing.............................................................................. 42
                  (hh)     Distribution Cash Under Company Partnership Agreements.  ............................ 42
                  (ii)     Deficiency Loans..................................................................... 43
                  (jj)     Ground Lease and GDB Documents....................................................... 44
                  (kk)     Compliance with Environmental Laws................................................... 44
                  (ll)     Expropriation........................................................................ 44
                  (mm)     Palominos Island Property............................................................ 45
                  (nn)     Registration and Mortgages of Boats.................................................. 45
                  (oo)     Recordation of True Description...................................................... 45
                  (pp)     Additional Assignments and Chattel Mortgages......................................... 45
                  (qq)     Amounts Secured by Mortgage.......................................................... 46
                  (rr)     Sole Business........................................................................ 46
                  (ss)     Loan Agreement Covenants............................................................. 46
                  (tt)     Termination of Swap Agreements....................................................... 46

         8.       REPRESENTATIONS AND WARRANTIES................................................................ 46
                  (a)      Due Organization..................................................................... 46
                  (b)      No Violation......................................................................... 47
                  (c)      Consents............................................................................. 47
                  (d)      Enforceability....................................................................... 48
                  (e)      No Litigation........................................................................ 48
                  (f)      No Defaults.......................................................................... 48
                  (g)      Tax Returns.......................................................................... 48
                  (h)      Compliance with ERISA................................................................ 49
                  (i)      Other Facts.......................................................................... 49
                  (j)      Other Representations and Warranties................................................. 49
                  (k)      Financial Statements................................................................. 49
                  (l)      Martin Regulations................................................................... 50


                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
                  (m)      Investment Company Act............................................................... 50
                  (n)      Disclosure........................................................................... 50
                  (o)      Management Agreement; Ground Lease and Other Agreements.............................. 50
                  (p)      Location of Company.................................................................. 51
                  (q)      Plans; Construction.................................................................. 51
                  (r)      Availability of Utilities.  ......................................................... 51
                  (s)      No Liens............................................................................. 51
                  (t)      Compliance with Building Codes, Zoning Laws, Etc..................................... 51
                  (u)      Budget............................................................................... 52
                  (v)      Security Documents................................................................... 52
                  (w)      Hazardous Materials.................................................................. 52

         9.       DISBURSEMENTS FOR CONSTRUCTION................................................................ 52
                  (a)      Disbursements for Construction....................................................... 52
                  (b)      Retainages........................................................................... 53
                  (c)      Bank's Consultant.................................................................... 54
                  (d)      Disbursements for Operating Deficits................................................. 54
                  (e)      Documentation to the Bank............................................................ 54
                  (f)      Use of Disbursements................................................................. 54
                  (g)      Determination of Amounts of Disbursements............................................ 55
                  (h)      Final Disbursement................................................................... 55
                  (i)      Disbursements for Deposits or Stored Materials....................................... 55
                  (j)      Reallocation......................................................................... 56
                  (k)      Loan Balance......................................................................... 57
                  (l)      Disbursements after Default.......................................................... 57
                  (m)      Method of Disbursement............................................................... 58
                  (n)      Disbursements for Amounts Due........................................................ 58
                  (o)      Partial Disbursements................................................................ 58
                  (p)      Investment of Bond Proceeds.......................................................... 59
                  (q)      Disbursements for Vehicles........................................................... 59

         10.      CONDITIONS PRECEDENT TO MAKE THE INITIAL DISBURSEMENT......................................... 59
                  (a)      Equity Contribution.................................................................. 59
                  (b)      Trade Contracts...................................................................... 59
                  (c)      Architect's and Engineer's Agreements and Subcontracts............................... 59
                  (d)      [Intentionally Omitted].............................................................. 60
                  (e)      GDB Loan............................................................................. 60
                  (f)      Representations and Warranties....................................................... 60
                  (g)      Receipt of Documents by Bank......................................................... 60
                  (h)      No Condemnation...................................................................... 63

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
                  (i)      No Default........................................................................... 63
                  (j)      Accounting........................................................................... 63

         11.      CONDITIONS PRECEDENT TO DISBURSEMENTS AFTER THE INITIAL
                  DISBURSEMENT.................................................................................. 63
                  (a)      Conditions Satisfied................................................................. 63
                  (b)      Representations and Warranties....................................................... 63
                  (c)      Receipt of Documents by Bank......................................................... 64

                  (d)      No Default........................................................................... 65

         12.      EVENTS OF DEFAULT............................................................................. 65
                  (a)      Events of Default.................................................................... 65
                  (b)      Bank Remedies........................................................................ 69
                  (c)      Bank's Right to Stop Disbursing Funds................................................ 70
                  (d)      Bank's Right to Complete............................................................. 70
                  (e)      No Liability of the Bank............................................................. 71
                  (f)      Termination of Agreement............................................................. 71
                  (g)      Remedies Not Exclusive............................................................... 72

         13.      NATURE OF THE BANK'S DUTIES................................................................... 72

         14.      MISCELLANEOUS................................................................................. 73
                  (a)      Amendments and Consents.............................................................. 73
                  (b)      Survival of Representations and Warranties........................................... 73
                  (c)      Expenses............................................................................. 73
                  (d)      Set-off.............................................................................. 74
                  (e)      No Approval of Work.................................................................. 74
                  (f)      Bank's Review........................................................................ 74
                  (g)      Submission of Evidence............................................................... 75
                  (h)      Bank Sole Beneficiary................................................................ 75
                  (i)      Contractors.......................................................................... 75
                  (j)      Entire Agreement..................................................................... 75
                  (k)      Further Assurances................................................................... 75
                  (l)      No Waiver; Cumulative Remedies....................................................... 76
                  (m)      Singular/Plural...................................................................... 76
                  (n)      No Joint Venture..................................................................... 76
                  (o)      Incorporation by Reference........................................................... 76
                  (p)      Binding Effect; Assignment........................................................... 76
                  (q)      Notices.............................................................................. 77
                  (r)      Satisfaction......................................................................... 77


                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
                  (s)      Governing Law and Consent to Jurisdiction............................................ 77
                  (t)      Limitation of Liability.............................................................. 78
                  (u)      Counterparts......................................................................... 79
                  (v)      Defined Instruments.................................................................. 79
                  (w)      Accounting Terms and Determinations.................................................. 79
                  (x)      Lawful Interest...................................................................... 79
                  (y)      Consents; Approvals.................................................................. 79
                  (z)      Severability......................................................................... 80
                  (aa)     Headings............................................................................. 80
                  (bb)     Reliance by Bank..................................................................... 80

         Exhibit A -- Form of Irrevocable Letter of Credit
         Exhibit B -- Form of Assignment of Accounts Receivable
         Exhibit C -- Form of Assignment of Contracts
         Exhibit D -- Form of Assignment of Rents
         Exhibit E -- Borrower's Affidavit
         Exhibit F -- Budget
         Exhibit G -- Form of Chattel Mortgage
         Exhibit H -- Condominium Parcels
         Exhibit I -- Request for Disbursement
         Exhibit J -- Insurance Requirements for all Labor and Material Exhibit K -- Trade Contractor Consent and Agreement

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

         This LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this AGREEMENT) dated as of February 7, 1991 between EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership (the COMPANY), AND THE MITSUBISHI BANK, LIMITED, a Japanese banking corporation acting through its New York Branch (the BANK).

                                   WITNESSETH:

         WHEREAS, pursuant to the Loan Agreement dated as of the date hereof (the LOAN AGREEMENT) between the Company and Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority, a body corporate and politic constituting a public corporation and a governmental instrumentality established and existing under and by virtue of the laws of the Commonwealth of Puerto Rico (the ISSUER), the Issuer has resolved to issue and sell its Industrial Revenue Bonds, 1991 Series A (El Conquistador Resort Project) and Convertible Industrial Revenue Bonds 1991 Series B (El Conquistador Resort Project), as the same may hereafter be converted to Industrial Revenue Bonds, 1991 Series C (El Conquistador Resort Project) in the aggregate principal amount of $120,000,000 (collectively, the BONDS) and to apply the proceeds thereof to finance a portion of the cost of acquiring, developing, constructing and equipping a first-class destination resort hotel and related facilities to be located in Fajardo, Puerto Rico and to be known as the El Conquistador Resort and Country Club; and

         WHEREAS, Banco Popular de Puerto Rico has been designated to serve as trustee under the Trust Agreement, dated as of the date hereof, between the Issuer and the Trustee (the TRUST AGREEMENT) (together with any successor trustee designated pursuant to the Trust Agreement, the TRUSTEE); and

         WHEREAS, the Issuer and the Company have requested the Bank to issue its irrevocable letter of credit (together with any substitute therefor or replacement thereof issued in accordance with the terms of such letter of credit or this Agreement, the LETTER OF CREDIT) to provide security for the payment of the principal of, and interest accrued on, the Bonds; and

         WHEREAS, the obligations of the Company under this Agreement, the Loan Agreement and the four Mortgage Notes, dated as of the date hereof, from the Company to the Issuer in the respective principal amounts of $120,000,000, $6,612,000, $20,000,000 and $2,000,000 (collectively, the NOTE), shall be secured, inter alia, by the Mortgage, dated as of the date hereof, from the Company in favor of the Issuer (the FEE MORTGAGE), the Leasehold Mortgage dated as of the date hereof, from the Company in favor of the Issuer (the LEASEHOLD MORTGAGE), the Collateral Pledge Agreement, dated as of the date hereof, from the Company in favor of the Issuer and the Bank (the PLEDGE AGREEMENT), the Assignment of Contracts dated as of the date hereof, from the Company to the Bank (the ASSIGNMENT OF CONTRACTS), and the Assignment of Management Agreement, dated as of the date hereof, from the Company to the Bank (the

ASSIGNMENT OF MANAGEMENT AGREEMENT) (the Note, the Fee Mortgage, the Leasehold Mortgage, the Pledge Agreement, the Assignment and the Assignment of Management Agreement together with any hereafter created Assignments of Accounts Receivable, Assignments of Contracts, Assignments of Rents and Chattel Mortgages, are herein collectively referred to as the SECURITY DOCUMENTS); and

         WHEREAS, as further inducement to the Bank to issue the Letter of Credit, (i) KG (Caribbean) Corporation, a Texas corporation (KGCC) and Kumagai International USA Corporation, a Texas corporation (KIUSA) shall execute and deliver to the Bank a Completion Guaranty dated as of the date hereof (the COMPLETION GUARANTY), (ii) Kumagai Caribbean Inc., a Texas corporation (KGC) shall execute and deliver to the Bank a Completion Guaranty dated as of the date hereof (the SECONDARY COMPLETION GUARANTY) and (iii) KIUSA and KGC, together with Williams Hospitality Management Corporation, a Delaware corporation (WILLIAMS), shall execute and deliver to the Bank an Environmental Indemnity, dated as of the date hereof (THE ENVIRONMENTAL INDEMNITY; the Environmental Indemnity, the Completion Guaranty and the Secondary Completion Guaranty are herein individually referred to as a GUARANTY and collectively referred to as the GUARANTIES, and KIUSA, KGCC, KGC and William are herein individually referred to as a GUARANTOR and collectively referred to as the GUARANTORS).

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise:

                  ACCOUNTANT shall mean Ernst & Young, or such other independent certified public accountant reasonably satisfactory to the Bank.

                  ACT shall mean The Puerto Rico Industrial, Medical, Higher Education and Environmental Pollution Control Facilities Financing Authority Act, Act No. 121 of the Legislature of the Commonwealth of Puerto Rico, approved June 27, 1977, as amended, and all future acts supplemental thereto or amendatory thereof.

                  AGGREGATE BUDGET CHANGE AMOUNT shall mean $1,500,000.

                  AGREEMENT shall have the meaning set forth in the first paragraph of this Agreement.

                  AMK shall mean AMK Conquistador, S.E., a Puerto Rico special partnership.

                  ANDREWS FAMILY shall mean Hugh A. Andrews, his spouse and children.

                  ANNUAL AGENT'S FEE shall have the meaning set forth in Paragraph 2(c) hereof.

                  ANNUAL DEBT SERVICE shall mean, for any period for which Annual Debt Service is being determined, the sum of (i) interest paid or payable under the Loan at the Bond Fixed Rate with respect to such period (or, to the extent the Bond Fixed Rate is inapplicable to any portion of the Loan, at the rate provided for with respect to such portion of the Loan), (ii) interest paid or payable under the GDB Loan at the rate provided for thereunder with respect to such period or, to the extent interest swap arrangements are in place with respect to the GDB Loan, at the GDB Fixed Rate with respect to such period,
(iii) the Annual Agent's Fee and the Annual Letter of Credit fee payable with respect to such period, and (iv) any fees arising out of any swap arrangements entered into by the Company in connection with the Loan and/or the GDB Loan which are payable with respect to such period.

                  ANNUAL LETTER OF CREDIT FEE shall have the meaning set forth in Paragraph 2(b) hereof.

                  APPLICABLE LIBID RATE shall have the meaning set forth in the Trust Agreement.

                  APPRAISAL shall mean an appraisal in narrative form, prepared by an appraiser retained by the Bank at the Company's sole cost and expense setting forth a fair market value of the Premises, assuming that the Improvements have been completed in accordance with the Plans and that the Mortgage and the GDB Mortgage do not encumber the Premises.

                  ARCHITECT shall mean Ray, Melendez & Associates or any successors engaged by the Company with the prior written consent of the Bank.

                  ARCHITECTS' AGREEMENTS shall mean those certain agreements between the Company and the Architect and the Design Architects, respectively, relating to the design of the Improvements and providing for architectural services in connection with the construction of the Improvements.

                  ARCHITECTS' INITIAL CERTIFICATION shall mean the certification from the Architect to the Bank dated February 7, 1991 annexed hereto.

                  ARPE shall mean the Administration of Regulations and Permits of the Commonwealth of Puerto Rico.

                  ASSIGNMENT OF ACCOUNTS RECEIVABLE shall mean an assignment from the Company to the Bank, which shall be in form and substance substantially similar to that set forth in Exhibit B hereof, pursuant to which the Company collaterally assigns to the Bank its rights in and to all accounts receivable obtained in connection with the Project, including, without limitation, its rights in and to all Condominium Revenues.

                  ASSIGNMENT OF CONTRACTS shall mean an assignment from the Company to the Bank, which shall be in form and substance substantially similar to that set forth in Exhibit C hereof, pursuant to which the Company collaterally assigns to the Bank its rights in and to all contracts, licenses, permits and certain other documents entered into or obtained by the Company in connection with the Project.

                  ASSIGNMENT OF MANAGEMENT AGREEMENT shall have the meaning set forth in the WHEREAS clauses hereof.

                  ASSIGNMENT OF RENTS shall mean an assignment from the Company to the Bank, which shall be in form and substance substantially similar to that set forth in Exhibit D hereof, pursuant to which the Company collaterally assigns to the Bank its rights in and to all rents, issues and profits derived from any leases entered into for space at the Project.

                  BANK shall have the meaning set forth in the first paragraph of this Agreement.

                  BANK COVERAGE REQUIREMENT shall mean that either (i) the Net Earnings for the 24 full calendar-month period next preceding the date of determination has been an amount not less than the Annual Debt Service for such 24 full calendar-month period multiplied by 1.30 or (ii) the Net Earnings for the 12 full calendar-month period next preceding the date of determination has been an amount not less than the Annual Debt Service for such 12 full calendar-month period multiplied by 1.50.

                  BANK'S CONSULTANT shall mean Merritt & Harris, Inc. or such other Person or architectural or engineering consultant as may be designated and engaged by the Bank, at the Company's expense to examine the Budget and the Plans, any changes thereto, and cost breakdowns and estimates with respect to the Project (including, without limitation, all cost breakdowns and estimates set forth in any Request for Disbursement and all accompanying certifications), to make periodic inspections of the progress of the Construction of the Improvements on behalf of the Bank, to advise and render reports to the Bank concerning the foregoing and to otherwise consult with the Bank with respect to the Project.

                  BANK'S CONSULTANT'S REPORT shall mean a report by the Bank's Consultant (i) to the effect that all of the work theretofore completed on the Project has been completed in a good an workmanlike manner, substantially in accordance with the Plans and the Construction Schedule and in compliance with the Legal Requirements, (ii) stating whether the work which is the basis of the applicable Request for Disbursement has been completed within the applicable Line Item therefor, (iii) stating whether the undisbursed amount of the Loan allocable to the Construction of the Improvements is sufficient to complete the Construction of the Improvements in accordance with the Plans, (iv) to the extent that the Bank's Consultant determines that the remaining cost to complete the work which is the subject of a Line Item is less than the undisbursed portion of such line item such that such excess can be reallocated in accordance with Paragraph 9(j) hereof, or the remaining cost to complete the work which is the subject of a Line Item is greater than the undisbursed portion of such Line Item, setting forth such amount and (v) addressing such other matters requested by the Bank to be addressed therein.

                  BOND FIXED RATE shall mean 7.55% per annum.

                  BOND PROCEEDS shall mean the aggregate proceeds obtained from the issuance of the Bonds.

                  BOND PURCHASE AGREEMENT shall mean the Purchase Contract, dated January 25, 1991, among the Underwriter, the Company and the Issuer.

                  BOND SWAP AGREEMENT means an Interest Rate and Currency Exchange Agreement entered into by the Company and the Bank in accordance with
Section 4(w) hereof and pursuant to which the Company and the Bank enter into an interest rate swap under which the Company agrees to pay to the Bank amounts calculated on a national amount of $120,000,000 at the Bond Fixed Rate in exchange for the Bank's obligation to pay to the Company amounts calculated on a notional amount of $120,000,000 at rates equal to 88% of the Applicable LIBID Rate. The Bond Swap Agreement shall provide inter alia, that all sums payable by the Bank to the Company pursuant to Section 2(a) thereof, shall be payable by the Bank to the Trustee to be deposited in the Bond Fund.

                  BONDS shall have the meaning set forth in the WHEREAS clauses hereof.

                  BORROWER'S AFFIDAVIT shall mean an affidavit substantially in the form of Exhibit E annexed hereto.

                  BUDGET shall mean a budget prepared by the Company setting forth Total Project Costs in detail satisfactory to the Bank, and the Bank's Consultant, which most current Budget is annexed hereto as Exhibit F, as such Budget may be amended, modified or supplemented from time to time pursuant to the terms of this Agreement and as the Line Items set forth in such Budget may be reallocated pursuant to Paragraph 9(j) hereof.

                  BUSINESS DAY shall mean any day other than a Saturday, Sunday or other day on which banks in New York, New York or San Juan, Puerto Rico are authorized or required by law or executive order to close.

                  CASH COLLATERAL means all funds now or hereafter on deposit in the Cash Collateral Account, together with any and all interest earned thereon, to the extent such interest is on deposit in the Cash Collateral Account.

                  CASH COLLATERAL ACCOUNT has the meaning assigned to that term in Section in 3(i) hereof.

                  CHATTEL MORTGAGE shall mean a mortgage made by the Company in favor of the Issuer in substantially the form attached hereto as Exhibit G, pursuant to which title to particular buses, vessels, limousines and other moving vehicles are mortgaged as required hereunder.

                  CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  COLLATERAL  shall mean all of the property,  real or personal,
tangible  or  intangible,   and  all  rights  thereto,  pledged,   mortgaged  or
hypothecated pursuant to the Security Documents.

                  COMPANY shall have the meaning set forth in the first paragraph of this Agreement.

                  COMPANY PARTNERSHIP AGREEMENT shall mean that certain Venture Agreement dated January 12, 1990 between KGC and WKA.

                  COMPLETION DATE shall mean the date that is 24 months after the date of the Initial Disbursement, subject to extension for Unavoidable Delay as provided in Paragraph 7(n) hereof.

                  COMPLETION GUARANTY shall have the meaning set forth in the WHEREAS clauses hereof.

                  CONDOMINIUM PARCELS shall mean the approximately 20-acre portion of land shown on Exhibit H annexed hereto.

                  CONDOMINIUM REVENUES shall mean revenues derived by the Company from the Condominium Units through (i) the rental of the Condominium Units, (ii) the use of the Premises by the occupants of the Condominium Units and (iii) the right of such occupants to use the premises.

                  CONDOMINIUM UNITS shall mean up to 150 residential condominium units that may be developed and constructed on the Condominium Parcels.

                  CONSENTS shall have the meaning set forth in Paragraph 8(c) hereof.

                  CONSTRUCTION or CONSTRUCT, when used with reference to the Project, shall mean construction, installation, renovation or development of the Improvements or any portion thereof.

                  CONSTRUCTION DOCUMENTS shall mean, collectively, the Construction Management Agreement, the Architect's Agreements, all Trade Contracts and all other agreements to which the Company is party or beneficiary pertaining to the Construction of the Improvements.

                  CONSTRUCTION MANAGEMENT AGREEMENT shall mean that certain agreement between the Company and the Construction Manager dated as of January 12, 1990 and amended by First Amendment thereto dated as of September 30, 1990 and Second Amendment thereto dated as of January 31, 1991, providing for the construction of the Improvements upon the terms and conditions set forth therein.

                  CONSTRUCTION MANAGER shall mean KGCC or any successor engaged by the Company with the prior written consent of the Bank.

                  CONSTRUCTION MANAGER CONSENT AND AGREEMENT shall mean that certain agreement dated as of the date hereof between the Construction Manager and the Bank.

                  CONSTRUCTION SCHEDULE shall have the meaning provided in paragraph 10(g)(xii) hereof.

                  CONSTRUCTION TRUST ACCOUNT shall have the meaning set forth in Paragraph 9(a) hereof.

                  COVERAGE DATE shall have the meaning set forth in Paragraph 2(b) hereof.

                  DATE OF ISSUANCE shall mean the date of issuance and delivery of the Letter of Credit.

                  DATE OF SUBSTANTIAL COMPLETION shall mean the date which is 30 days following the date upon which the Company first delivers to the Bank evidence satisfactory to the Bank that Substantial Completion has been achieved.

                  DEBT or DEBTS shall mean, with respect to any Person, (a) indebtedness of such Person for money borrowed (including, without limitation, indebtedness evidenced by notes, bonds, debentures or other similar instruments of such Person), (b) indebtedness represented by the deferred purchase price of property or services acquired by such Person, (c) rentals payable by such Person under any lease of real or personal property which shall have been, or should, under generally accepted accounting principles, be classified as capital lease,
(d) obligations of such Person under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of another Person of the type described in clause (a), (b) or (c) above, and (e) liabilities of such Person in respect of unfunded vested benefits under, or withdrawal liability in respect of, plans covered by Title IV of ERISA.

                  DEFAULT shall mean any event which with notice or lapse of time, or both, would become an Event of Default.

                  DEFICIENCY LOANS shall have the meaning set forth in Paragraph 7(ii) hereof.

                  DESIGN ARCHITECTS shall mean Edward D. Stone, Jr. and Associates, Inc., Jorge Rossello Associates, Edward Durrell Stone Associates, P.C., Cosentini Associates, Arthur Hill and Associates, and Peter George Associates, Inc., or any successors engaged by the Company with the prior written consent of the Bank.

                  DISBURSEMENT shall mean each disbursement of all or any portion of the Project Fund.

                  DOLLARS or the sign "$" shall mean dollars in the lawful currency of the United States of America.

                  DRAWING or DRAWINGS shall mean a Principal Drawing and/or an Interest Drawing.

                  ENVIRONMENTAL INDEMNITY shall have the meaning set forth in the WHEREAS clauses hereof.

                  ENVIRONMENTAL LAWS shall mean, collectively, all current and future federal, state, commonwealth and local environmental laws, statutes and regulations, now or at any time hereafter in effect, including, without limitation, the Resource, Conservation and Recovery Act, as amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act, as amended from time to time, and any so-called Superfund or Superlien law, including, without limitation, the Superfund Amendments an Reauthorization Act of 1986, and the counterparts of such statutes as enacted by state, commonwealth and local governments with jurisdiction over the Project, and any and all regulations promulgated under or judicial or administrative interpretation of any of the foregoing.

                  ENVIRONMENTAL REPORT shall mean an environmental report relating to the Premises and the Improvements, addressed to the Bank, which report shall include, without limitation, geological, soil and hazardous waste evaluations, prepared at the Company's sole cost and expense by Certified Engineering and Testing Company or by another firm of environmental consultants acceptable to the Bank.

                  EQUITY CONTRIBUTION shall have the meaning set forth in Paragraph 10(a) hereof.

                  ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  ERISA AFFILIATE shall mean each trade or business (whether or not incorporated) which, together with the Company or a Subsidiary, would be deemed to be a SINGLE EMPLOYER within the meaning of Section 4001 of ERISA.

                  EVENT OF DEFAULT shall have the meaning set forth in Paragraph 12(a) hereof.

                  EXPIRATION DATE shall mean the Stated Expiration Date or such later expiration date of the Letter of Credit, if the same is extended by the Bank pursuant to Paragraph 2(a) hereof.

                  FAJARDO PROPERTY shall mean approximately 220 acres of land located in Fajardo, Puerto Rico, as more particularly described in the Fee Mortgage.

                  FEDERAL FUNDS EFFECTIVE RATE means, for any day, the weighted average of the rates on overnight Federal funds transactions, with members of the Federal Reserve System only, arranged by Federal funds brokers, as published as of such day (or, if such day is not a New York Business Day, for the next preceding New York Business Day) by the Federal Reserve Bank of New York (or, if such rate is not so published for any day which is a New York Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

                  FEE DATES shall have the meaning set forth in Paragraph 2(b) hereof.

                  FEE MORTGAGE shall have the meaning set forth in the WHEREAS clauses hereof.

                  FINANCIAL STATEMENTS shall mean, as applicable, (i) all statements of financial condition with respect to the Company and the Guarantors previously submitted to the Bank and/or (ii) all updates of such statements and/or other statements of financial condition submitted by the Company and the Guarantors to the Bank as required pursuant to Paragraph 7(g) hereof.

                  FOUR PARTY AGREEMENT shall mean the Four Party Agreement, dated as of the date hereof, among the Bank, the Company, WKA and KGC.

                  GDB shall mean Government Development Bank for Puerto Rico.

                  GDB FIXED RATE shall mean the sum of (x) the effective per annum fixed rate of interest that the Company will be obligated to pay with respect to the GDB Loan upon the Company's entering into an interest rate swap arrangement in connection with the GDB Loan and (y) the GDB Margin.

                  GDB INVESTMENT AGREEMENT shall mean, collectively, (i) the Investment Agreement, dated the date hereof, between GDB and the Trustee, and
(ii) the Collateral and Security Agreement, dated the date hereof, among GDB, the Trustee, the Company and Mitsubishi Bank Trust Company of New York.

                  GDB LOAN shall mean a loan by GDB to the Company in the amount of up to $25,000,000 to be used to finance a portion of the Total Project Costs pursuant to the GDB Loan Agreement.

                  GDB LOAN AGREEMENT shall mean the Loan Agreement dated the date hereof between GDB and the Company.

                  GDB MORTGAGE shall mean that certain Mortgage, dated as of the date hereof, made by the Company in favor of GDB, securing the GDB Loan.

                  GDB STANDSTILL AGREEMENT shall mean the Subordination and Standstill Agreement, dated the date hereof, between GDB and the Bank.

                  GENERAL PARTNER shall mean either KGC or WKA, the sole general partners of the Company (KGC and WKA together being the GENERAL PARTNERS).

                  GOVERNMENT ACTS shall have the meaning set forth in Paragraph 5(a) hereof.

                  GOVERNMENT AUTHORITY shall mean any court, agency,  authority, board (including, without limitation, any environmental protection, planning or zoning board), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States, the Commonwealth of Puerto Rico, any State of the United States, or the Municipality of Fajardo, whether now or hereafter in existence, having jurisdiction over the Company or the Project.

                  GROSS  REVENUES  shall mean,  for any period  with  respect to which Gross Revenues are being determined, all revenues of any kind received or derived by the Company from the ownership an operation of the Premises for such period, including, without limitation, room, food and beverage, and other facility revenues, Condominium Revenues, casino net wins, rentals or other payments from leases and concession agreements, annual dues for golf memberships, revenues derived from the resale of golf memberships, the proceeds of any business interruption insurance, and, except as provided below, all revenues received by the Company from all other activities of the Premises, less in each case actual refunds made to customers, guests or patrons. Gross Revenues shall not include the proceeds of the sale of the Condominium Units, revenues derived from the initial sale of golf memberships, tips, service charges added to a customer's bill or statement in lieu of gratuities which are payable to employees of the Project, value of complimentary rooms, food and beverages (except those purchased by the casino forming a part of the Project), and any sales or other use or excise taxes required by law to be collected with respect to the operations of the Premises and remitted to taxing authorities. Notwithstanding the foregoing, Condominium Revenues derived from any Condominium Units for any year shall only be included in Gross Revenues to the extent that the Company has demonstrated to the Bank's satisfaction (including, without limitation, by providing copies of written contracts) that a corresponding number of Condominium Units of equivalent types and sizes will be included in the rental arrangement pursuant to which such units will be rented by Williams on behalf of the owners thereof, for the succeeding year (so that, if the Condominium Units of each type and size included in the rental arrangement for the succeeding year are fewer than the Condominium Units from which such Condominium Revenues were derived, the amount of the Condominium Revenues which may be included in Gross Revenues shall be proportionately reduced). For example, if, in year one, 100 Type A Condominium Units were included in the rental arrangements and produced aggregate revenues of $100,000, but only 50 type A Condominium Units have been included in the rental arrangement for year two, then only $50,000 may be included in Gross Revenues for year one.

                  GROUND LEASE shall have the meaning set forth in Paragraph 4(1) hereof.

                  GUARANTOR and GUARANTORS shall have the meaning set forth in the WHEREAS clauses hereof.

                  GUARANTY and GUARANTIES shall have the meaning set forth in the WHEREAS clauses hereof.

                  HARD COSTS shall mean costs and expenses in connection with the Line Items indicated as being Hard Costs on the Budget annexed hereto as Exhibit F.

                  HAZARDOUS MATERIAL shall mean asbestos, polychlorinated biphenyls, petroleum products and any other substance or material that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Law, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Law.

                  HOSPITALITY shall mean Hospitality Investor Group, S.E., a Puerto Rico special partnership.

                  IMPROVEMENTS shall mean the improvements to be renovated or constructed on the Premises pursuant to the Plans, consisting of approximately 750 guest rooms, approximately 50,000 square feet of meeting space (including prefunctionary space), six restaurants, approximately 13,000 square feet of retail space, an approximately 10,000 square foot casino, a marina, approximately 100,000 square feet of swimming pools and water features, an 18-hole golf course, an approximately 40,000 square foot clubhouse and spa facility, eight tennis courts, water sports facilities on the Palominos Island Property and related amenities and facilities and all related fixtures, furniture and equipment.

                  INCREASED COSTS shall have the meaning set forth in Paragraph 2(f) hereof.

                  INDEMNIFIED   PARTY  shall  have  the  meaning  set  forth  in
Paragraph 5(a) hereof.

                  INDIVIDUAL BUDGET CHANGE AMOUNT shall mean $100,000.

                  INITIAL DISBURSEMENT shall mean the initial disbursement of any of the Project Fund, other than disbursements to pay costs comprising Annual Debt Service to the extent such disbursements are made from amounts, in the Project Fund in excess of $120,000,000.

                  INITIAL DISBURSEMENT DATE shall mean the date on which the Initial Disbursement is made.

                  INITIAL STATED AMOUNT shall have the meaning set forth in Paragraph 2(a) hereof.

                  INTEREST DRAWING shall have the meaning set forth in the Letter of Credit.

                  INTERNATIONAL   TEXTILE  shall  mean   International   Textile
Products of Puerto Rico, Inc., a Puerto Rico corporation.

                  ISSUER shall have the meaning set forth in the WHEREAS clauses hereof.

                  KGC shall mean Kumagai Caribbean, Inc., a Texas corporation.

                  KGC MORTGAGE shall have the meaning set forth in Paragraph 7(e) hereof.

                  KGCC  shall   mean  KG   (Caribbean)   Corporation,   a  Texas
corporation.

                  KIUSA shall mean Kumagai International USA Corporation, a Texas corporation.

                  KMA shall mean KMA Associates of Puerto Rico, Inc., a Puerto Rico corporation.

                  KOFFMAN FAMILY shall mean Burton I. Koffman, Richard E. Koffman, their parents, issue (including adopted persons), wives, siblings and direct descendants, and trusts organized for the benefit of any of the foregoing.

                  KUMAGAI  shall  mean  Kumagai  Gumi  Co.,   Ltd.,  a  Japanese
corporation.

                  LEASEHOLD MORTGAGE shall have the meaning set forth in the WHEREAS clauses hereof.

                  LEGAL REQUIREMENTS shall mean, collectively, (i) all statutes, laws, rules, rulings, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including, without limitation, fire, health, handicapped access, sanitation, ecological, historic, zoning, environmental protection, wetlands and building laws) in any way applicable to the Company or the Premises and the Improvements, or any portion thereof, or to the ownership, use, occupancy, possession, operation or maintenance of the Premises and the Improvements; (ii) all requirements of the local Board of Fire Underwriters or other similar body acting in and for the locality in which the premises are situated and all requirements of each insurance policy covering or applicable to all or any portion of the Premises and the Improvements, or the use thereof, and all requirements of the issuer of each such policy, including any which may require repairs, modifications or alterations (structural or otherwise) in or to the Improvements, or any portion thereof; and (iii) all requirements of each permit, license, authorization and regulation relating to the premises and the Improvements, or any portion thereof, or to the ownership, use, occupancy, possession, operation or maintenance thereof.

                  LETTER OF CREDIT shall have the meaning set forth in the WHEREAS clauses hereof.

                  LIEN shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, or the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction (other than informational filings in respect of equipment leased under any lease not intended as security, within the meaning of the Uniform Commercial Code) and any comparable financing statement under the laws of the Commonwealth of Puerto Rico.

                  LINE ITEM shall mean a line item of cost set forth in the Budget.

                  LOAN shall mean the loan made by the Issuer to the Company pursuant to the Loan Agreement.

                  LOAN AGREEMENT shall have the meaning set forth in the WHEREAS clauses hereof.

                  MANAGEMENT AGREEMENT shall mean the Development Services and Management Agreement dated January 12, 1990 between Williams and the Company, as amended by the First Amendment thereto dated as of September 30, 1990, and Second Amendment thereto dated as of January 31, 1991.

                  MANAGEMENT SUBORDINATION AGREEMENT shall mean the Management Agreement Subordination and Attornment Agreement, dated as of the date hereof, between the Bank and Williams.

                  MORTGAGE shall mean, collectively, the Fee Mortgage and the Leasehold Mortgage.

                  NET  EARNINGS  shall  mean  Gross  Revenues   minus  Operating
 Expenses.

                  NEW YORK BUSINESS DAY means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to close.

                  NOTE shall have the meaning set forth in the WHEREAS clauses hereof.

                  OFFICER'S CERTIFICATE shall mean a certificate signed by the General partners.

                  OFFICIAL STATEMENT shall mean the official statement of the Issuer pursuant to which the Bonds are offered for sale.

                  OPERATING DEFICITS shall mean, for any period after the Date of Substantial Completion, an amount equal to the lesser of (1) the Annual Debt Service with respect to such period, and (2) the excess, if any, of (a) the sum of (i) the Operating Expenses with respect to such period, and (ii) the Annual Debt Service with respect to such period over (b) the Gross Revenues with respect to such period.

                  OPERATING EXPENSES shall mean, with respect to any period for which Operating Expenses are being determined, all expenses paid by or on behalf of the Company in connection with the ownership and operation of the Premises and the Condominium Units of such period, including, without limitation, insurance; utilities; funding of reserves for maintenance, capital and non-capital repairs and the repair and replacement of furniture, fixtures and equipment in amounts reasonably approved by the Bank (but in any event commensurate with the guidelines set forth in Section 4.5 of the Management Agreement); general and special real property taxes on and assessments of the Premises; equipment rentals; maintenance and non-capital repairs to the extent not paid for from reserves established therefor; non-capital repair and replacement of furniture, fixtures and equipment to the extent not paid for from reserves established therefor; governmental and license fees; advertising and marketing; payments under the Ground Lease; fees and expenses arising under the Management Agreement; all other operating expenses reasonably necessary for the proper and efficient operation of the Premises as a first class destination resort hotel. Operating Expenses shall not include Annual Debt Service.

                  OPERATIVE DOCUMENTS shall have the meaning set forth in Paragraph 4(a) hereof.

                  OUTSIDE DISBURSEMENT DATE shall mean the date which is one year from the date hereof.

                  PALOMINOS ISLAND PROPERTY shall mean approximately 90 acres of land located on an island approximately three miles to the east of the Fajardo Property, as more particularly described in the Leasehold Mortgage.

                  PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  PERMITS    shall   mean,    collectively,    all    applicable
authorizations, consents, licenses, approvals and permits of Government Authorities for Construction of the Improvements in accordance with the Plans and all Legal Requirements, and for the performance and observance of all agreements, provisions and conditions herein contained.

                  PERMITTED ENCUMBRANCES shall mean, collectively, the Mortgage, the GDB Mortgage, the KGC Mortgage, if any (subject to the conditions set forth in Paragraph 7(e) hereof), and any other Lien permitted under Paragraph 7(e) hereof, real estate taxes not yet due and payable, those items listed as exceptions to title on the Title Policy issued on the Date of Issuance, and any other Liens consented to in writing by the Bank.

                  PERMITTED TRANSFERS shall mean (a) any transfer, direct or indirect, of the interests of or in KGC, KGCC or KIUSA to Kumagai or to any entity wholly owned and controlled by Kumagai; (b) any transfer, direct or indirect, of the interests of or in WMS El Con to WMS Industries or any entity wholly owned and controlled by WMS Industries; (c) any transfer, direct or indirect, of the interests of or in International Textile or KMA to a member of the Koffman Family or to any entity which is wholly owned by one or more members of the Koffman Family; (d) any transfer, direct or indirect, of the interests of or in AMK to a member of the Koffman Family or to any entity which is owned by one or more members of the Koffman Family; (e) any transfer of the interests of Marcel Arroyo, Marcel Arroyo, Jr. or David Mellon in KMA which is not prohibited by any shareholder's or similar agreement applicable to the transfer of such interests; (f) any transfer, direct or indirect, of interests in Hospitality to members of the Andrews Family or any entity wholly owned and controlled by one or more members of the Andrews Family, provided that Hospitality shall at all times be controlled by Hugh A. Andrews for so long as he shall be alive and competent;
(g) any transfer of a limited partner interest in the Company prior to the Stabilization Date which is made with the Bank's prior written consent, which consent may be withheld in the Bank's sole discretion; (h) any transfer of a limited partner interest in the Company after the Stabilization Date which is made with the Bank's prior written consent, which consent shall not be unreasonably withheld, and (i) any transfer of publicly-traded ownership interests in WMS Industries or Kumagai.

                  PERSON shall mean an individual, corporation, partnership, joint venture, trust, association or any other entity or organization, including a government or political subdivision, agency or instrumentality thereof.

                  PLAN shall mean any multiemployer plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Company or a Subsidiary or an ERISA Affiliate.

                  PLANS shall mean the plans, drawings and specifications for the construction of the Improvements, including, without limitation, the architectural, structural, mechanical and electrical plans and specifications therefor prepared or to be prepared by the Company, the Architects, the Design Architects and the Company's engineers and contractors, as approved by the Bank and the Bank's Consultant, together with all revisions and addenda to such plans, drawings and specifications, provided that such revisions and addenda have been approved by the Bank to the extent such approval is required pursuant to Paragraph 7(bb) hereof, which Plans shall include, without limitation, a description of the materials, equipment, fixtures and furnishings necessary for the Construction of the Improvements.

                  PLEDGE AGREEMENT shall have the meaning set forth in the WHEREAS clauses hereof.

                  PRELIMINARY OFFICIAL STATEMENT shall mean the preliminary official statement of the Issuer prior to the sale of the Bonds.

                  PREMISES shall mean the fee simple title to the Fajardo Property (other than those Condominium Parcels which have been released from the lien of the Mortgage pursuant to Paragraph 6 hereof) and the leasehold estate in the Palominos Island Property.

                  PRIME RATE shall mean at any time the lower of (i) the fluctuating rate of interest announced publicly from time to time by The Chase Manhattan Bank, N.A. in New York, New York as its "prime," "base," or "reference" rate and (ii) the fluctuating rate of interest announced publicly from time to time by Citibank, N.A. in New York, New York as its "prime," "base," or "reference" rate, it being understood that such rates shall not necessarily be the best or lowest rates of interest available to such bank's best or more preferred large commercial customers.

                  PRINCIPAL DRAWING shall have the meaning set forth in the Letter of Credit.

                  PROJECT shall mean, collectively, the acquisition of the Fajardo Property, the leasing of the Palominos Island Property and the renovation, development, construction, furnishing and equipping of the Premises and the Improvements.

                  PROJECT DOCUMENTS shall mean (A) the Management  Agreement and
(B) all licenses, easements or other agreements or instruments pertaining to the Project and to be entered into by the Company with the approval of the Bank (including, without limitation, all architects' agreements, engineers' agreements and subcontracts for the Project).

                  PROJECT FUND shall have the meaning set forth in the Trust Agreement.

                  PURCHASE DRAWING shall have the meaning set forth in the Letter of Credit.

                  REPORTABLE EVENT shall mean an event described in Section 4043(b) of ERISA (with respect to which the 30-day notice requirement has not been waived by the PBGC).

                  REQUEST FOR DISBURSEMENT shall mean a written certified statement of the Company as more particularly set forth in Exhibit I hereto setting forth the amount of the Disbursement sought, which shall constitute an affirmation that the representations and warranties of the Company with respect to the Improvements set forth in Paragraph 8 hereof and in the other Operative Documents remain true and correct as of the date thereof, except to the extent the Bank has been notified in writing to the contrary, and, unless the Bank is notified in writing to the contrary prior to the Disbursement, will be true and correct on the date of such Disbursement.

                  RETAINAGE shall have the meaning set forth in Paragraph 9(b) hereof.

                  SECURITY DOCUMENTS shall have the meaning set forth in the WHEREAS clauses hereof.

                  SOFT COSTS shall mean costs and expenses in connection with the Line Items set forth on the Budget which are not designated as Hard Costs.

                  STABILIZATION DATE shall mean a date which is 30 days following the date upon which the Company first delivers to the Bank audited Financial Statements of the Company, prepared by the Accountant, demonstrating that the Net Earnings for the 12 full calendar month period to which such Financial Statements relate was an amount not less than the Annual Debt Service for such 12 full calendar-month period.

                  STATED AMOUNT shall have the meaning set forth in the Letter of Credit.

                  STATED EXPIRATION DATE shall mean the date which is seven years and 30 days after the Date of Issuance.

                  SUBSIDIARY shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company and/or one or more of its Subsidiaries.

                  SUBSTANTIAL COMPLETION shall mean the occurrence of all of the following events: (i) the completion of the Construction of the Improvements (excluding punchlist items) in accordance with all Legal Requirements and substantially in accordance with the Plans as to any aspect of Construction and the issuance of applicable use or occupancy permits therefor satisfactory to the Bank and (ii) the delivery to the Bank of certificates, in form and content satisfactory to the Bank, from the Company, the Architects and the Bank's
Consultant to the effect that all of the work required to be performed substantially to complete the Improvements in accordance with all Legal Requirements and in accordance with the Plans has been performed.

                  SUCCESSOR LETTER OF CREDIT shall have the meaning set forth in the Trust Agreement.

                  SURVEY shall have the meaning set forth in Paragraph 4(p) hereof.

                  TERMINATION DATE shall have the meaning set forth in the Letter of Credit.

                  TERMINATION PAYMENTS shall mean any and all sums which may become payable by the Company to the Bank pursuant to Section 6 of the Bond Swap Agreement.

                  TERMINATION   PAYMENTS   GUARANTY   shall  mean  that  certain
Guaranty, dated the date hereof, pursuant to which KGC and Williams guaranty to the Bank the payment of Termination Payments in excess of $20,000,000.

                  TITLE POLICY shall have the meaning provided in Paragraph 4(n) hereof, and shall include all endorsements thereto.

                  TOTAL PROJECT COSTS shall mean those costs and expenses that are included within the Line Items in the Budget as of the date hereof.

                  TRADE CONTRACT shall mean any contract entered into by the Company, including, without limitation, general construction contracts, with respect to the Construction of the Improvements that satisfies the conditions set forth in the following sentence. Each Trade Contract (A) shall be entered into with a Trade Contractor satisfactory to the Bank in its sole and absolute discretion, (B) shall provide for the Trade Contractor's obligations thereunder to be performed for a fixed price or guaranteed maximum price which, when aggregated with other existing and contemplated Trade Contracts and other costs of Construction of the Improvements, as the same are estimated by the Bank, will not exceed the Budget, (C) shall require the Trade Contractor to provide the Bank with a payment and performance bond satisfactory to the Bank as to form, content and issuer with respect to such Trade Contractor's obligations under its respective Trade Contract, (D) shall require the Trade Contractor to maintain the insurance coverage more particularly described in Exhibit J annexed hereto,
(E) shall provide the Trade Contractor's consent to the assignment thereof by the Company to the Bank, and (F) shall be otherwise satisfactory to the Bank in form and content. Trade Contracts shall not include Architect's Agreements.

                  TRADE CONTRACTOR shall mean any contractor engaged in the Construction of the Improvements under a Trade Contract.

                  TRADE CONTRACTOR CONSENT AND AGREEMENT shall mean that certain agreement in the form of Exhibit K annexed hereto.

                  TRANSFER shall mean (i) any sale or transfer by the Company of the Premises or the Improvements, or any portion thereof (other than any transfer, pledge or hypothecation of all or any portion of the Condominium Parcels in accordance with the terms and conditions of Section 6 hereof), or
(ii) any transfer, pledge or hypothecation of any direct or indirect equity interest in the Company, including, without limitation, any sale or transfer of a direct or indirect equity interest in the constituent partners of the Company, of WKA, of KIUSA or of Kumagai.

                  TRUST AGREEMENT shall have the meaning set forth in the WHEREAS clauses hereof.

                  TRUSTEE shall have the meaning set forth in the WHEREAS clauses hereof.

                  UNAVOIDABLE DELAY shall mean any delay due to conditions beyond the control of the Company, including, without limitation, strikes, labor disputes, acts of God, the elements, governmental restrictions, regulations or controls, enemy action, civil commotion, fire, unavoidable casualty, mechanical breakdowns or shortages of, or inability to obtain, labor, utilities or material; PROVIDED, HOWEVER, that any lack of funds shall not be deemed to be a condition beyond the control of the Company.

                  UNDERWRITER shall mean Chase Securities (P.R.), Inc.

                  WILLIAMS   shall   mean   Williams   Hospitality    Management
Corporation, a Delaware Corporation.

                  WKA shall mean WKA El Con Associates, a New York general partnership.

                  WMS  EL  CON  shall  mean  WMS  El  Con   Corp.,   a  Delaware
corporation.

                  WMS HOTEL shall mean WMS Hotel Corporation, a Delaware corporation.

                  WMS INDUSTRIES shall mean WMS Industries Inc., a Delaware corporation.

                  WORK CHANGE shall mean any change order, any other amendment or modification to any contract or subcontract and any revision, addendum, modification to or amendment of the Plans for the Improvements (including minor departures from the Plans for the Improvements pursuant to field orders).

         2.       ISSUANCE OF LETTER OF CREDIT; FEES.

                  (a) Amount and Terms of Letter of Credit. The Bank agrees, on the terms and subject to the conditions herein set forth, to issue the Letter of Credit to the Trustee. The Letter of Credit (i) shall be in substantially the form of Exhibit A attached hereto, (ii) shall have a term ending on the Stated Expiration Date (subject to earlier termination as set forth therein) and shall have an initial Stated Amount of $124,800,000 (as the same may be reduced from time to time by a Principal Drawing or as a result of cancellation of Bonds, the INITIAL STATED AMOUNT). The Bank shall have the option, exercisable in its sole discretion at least one year prior to the Stated Expiration Date, to extend the Expiration Date by up to one year.

                  (b) Annual Letter of Credit Fee. In consideration of the issuance of the Letter of Credit, the Company hereby agrees to pay to the Bank an annual letter of credit fee (the ANNUAL LETTER OF CREDIT FEE) equal to (i) from the date hereof through the Date of Substantial Completion 1.25% per annum of the amount at any time by which $120,000,000 exceeds the balance of the Project Fund, and (iii) thereafter and through the Date which is 30 days after the date upon which the Company delivers to the Bank audited financial statements prepared by the Accountant demonstrating that the Bank Coverage Requirement has been achieved (the COVERAGE DATE), 1.05% per annum of the amount at any time by which $120,000,000 exceeds the balance of the Project Fund, and
(iii) thereafter and through the Termination Date, .90% per annum at any time by which $120,000,000 exceeds the balance of the Project Fund. The Annual Letter of Credit Fee shall be payable by the Company in advance installments, in immediately available funds, on the Initial Disbursement Date and on each February 1, May 1, August 1 and November thereafter (collectively, the FEE DATES). The amount of the installment of the Annual Letter of Credit Fee payable on any Fee Date shall be determined based on the Bank's projection of the average amount at any time by which $120,000,000 exceeds the balance of the Project Fund during the period to which such installment relates, and shall be adjusted at the end of such period based on the actual average amount of Bond Proceeds that were outstanding during such period. Any resulting overpayment or underpayment of the Annual Letter of Credit Fee shall be credited against or paid by the Company together with, as the case may be, the next succeeding installment of the Annual Letter of Credit Fee. On the Termination Date, the Annual Letter of Credit Fee shall be prorated for the period from the last Fee Date to the Termination Date, and any underpayment shall made by the Company to the Bank, or any overpayment shall be made by the Bank to the Company.

                  (c) Annual Agent's Fee. In consideration of the issuance of the Letter of Credit, the Company hereby agrees to pay to the Bank an annual agent's fee (the ANNUAL AGENT'S FEE) equal to .25% per annum of the Initial Stated Amount from the date hereof through the Termination Date. The Annual Agent's Fee shall be determined based on the Initial Stated Amount on the date hereof, and on each February 1 after the date hereof, and shall be payable quarterly by the Company in immediately available funds, in advance, on each of the Fee Dates; provided that a prorated portion of the Annual Agent's Fee shall be paid on the date hereof and on the last Fee Date prior to the Termination Date.

                  (d) Substitution and Amendment Fees. In consideration of the issuance of any substitute or amended letter of credit pursuant to the terms of the Letter of Credit, the Company hereby agrees to pay to the Bank, upon each such substitution or amendment, a fee equal to $5,000, or such other amount as shall be, at the time of substitution or amendment, the charge which the Bank is imposing for substitutions or amendments of similar letters of credit. A reinstatement of the Stated Amount pursuant to the terms of the Letter of Credit shall not, in and of itself, be deemed to be a substitution or amendment of the Letter of Credit for the purposes of this subparagraph (d).

                  (e) Drawing Fees. In consideration of the use of the Letter of Credit, the Company hereby agrees to pay to the Bank, upon each disbursement made by the Bank under the Letter of Credit, a fee equal to $500, or such other amount as shall at the time of such disbursement be the charge which the Bank is making for disbursements on similar letters of credit.

                  (f) Additional Payment. In addition to the Annual Letter of Credit Fee, the Annual Agent's Fee, interest payable with respect to Drawings and all other sums due pursuant to this Agreement, the Company hereby agrees promptly to pay to the Bank upon demand by the Bank and from time to time as specified by the Bank, an amount equal to any increase in the

Bank's cost or any reduction in the rate of return on the Bank's capital (and any participant's increase in cost or reduction in rate of return) (collectively, INCREASED COSTS) actually incurred or determined by the Bank to have been incurred in issuing or maintaining the Letter of Credit or funding or maintaining Drawings (which increase in cost or reduction in rate of return shall be determined by the Bank's allocation of the aggregate of such cost increases or reduction in rates of return, as the case may be, resulting from such event), including, without limitation, any such costs attributable to present or future reserve, special deposit or similar requirements, present or future capital adequacy requirements, or other regulatory conditions applicable to the Bank. Notwithstanding the foregoing, (i) if the Bank shall issue and/or maintain the Letter of Credit through a lending office of the Bank located outside of the United States, the Company shall not pay any Increased Costs in excess of Increased Costs that would have been incurred if the Letter of Credit had been issued and/or maintained by a lending office of the Bank located in the United States, and (ii) if the Bank shall issue participations in the Letter of Credit, the Borrower shall not pay any Increased Costs with respect to such participant's costs of the nature referred to above to the extent such Increased Costs of such participant exceed what the Increased Costs would have been if the Bank had not issued such participation in the Letter of Credit. A certificate setting forth in reasonable detail such increased cost or reduced rate of return and the calculation of the amount demanded, submitted by the Bank to the Company, shall be conclusive, absent manifest error, as to the amount thereof.

         3.       AGREEMENT TO REPAY DRAWINGS; PURCHASE OF BONDS.

                  (a) Reimbursement. The Company hereby agrees to pay to the Bank (i) immediately after payment is made under the Letter of Credit pursuant to a Principal Drawing or an Interest Drawing, an amount equal to such amount so paid under the Letter of Credit, (ii) interest on any and all amounts required to be paid as provided in this Paragraph 3(a) from and after the due date thereof until payment in full, payable on demand at the Prime Rate plus 2% (but in no event greater than the maximum rate permitted by applicable law) and (iii)
(A) on the Termination Date, an amount equal to all Purchase Drawings and (B) interest on each such Purchase Drawing from the date of each such Purchase Drawing until payment (including prepayment pursuant to paragraph (g) below) in full thereof together with all accrued interest thereon, at the Prime Rate plus 2% per annum (but in no event at a rate greater than the maximum rate permitted by applicable law), payable in arrears on each of the Fee Dates and on the date of payment (including prepayment pursuant to paragraph 3(g) below) of any such amount. Unless waived by the Bank or as otherwise specifically set forth in this Agreement, the Company shall be obligated, without notice of a Drawing or demand for reimbursement from the Bank (which notice is hereby waived by the Company), to reimburse the Bank for all Drawings (other than Purchase Drawings) on the same day as made. The Company and the Bank agree that the reimbursement in full for each Drawing on the date such Drawing is made is intended to be a contemporaneous exchange for new value given to the Company by the Bank. If a Drawing is repaid at or prior to 2:00 P.M. (New York City time) on the same day on which it is made, no interest shall be payable on such Drawing.

                  (b) Payments and Computations. The Company shall make or cause to be made each payment hereunder not later than 2:00 P.M. (New York City time) on the day when due, in Dollars and in immediately available funds, to the Bank at Morgan Guaranty Trust Company of New York ABA #021000238 for credit to the account of Mitsubishi Bank. Limited, New York Branch, Account #631-21-920,
Advise: Frank Conigliaro, Assistant Vice President-Planning & Administration (phone #212-667-2670), or at such other place as the Bank may from time to time designate in a notice to the Company. If any sum due hereunder is not paid within 10 days after the date on which the same is due, a late charge in the amount of one percent (1%) of such amount shall immediately become due and payable; if such sum has not been paid within 20 days after the date on which the same is due, an additional late charge in the amount of one percent (1%) of such amount shall immediately become due and payable; and if such sum has not been paid within 30 days after the date on which the same is due an additional late charge in the amount of one percent (1%) of such amount shall immediately become due and payable. All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day). Any sums paid by the Company to the Bank pursuant to this Agreement shall be applied by the Bank in any order whatsoever, in the absolute and sole discretion of the Bank.

                  (c) Payment on Non-Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be due on the immediately succeeding Business Day.

                  (d) Book Entries. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company resulting from Drawings made from time to time and the amounts of principal and interest payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded.

                  (e) Obligations Absolute. The obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of the Letter of Credit, this Agreement or any other Operative Documents;

                  (ii) any amendment or waiver of, or any consent to departure from, any of the provisions of any of the Operative Documents;

                  (iii) the existence of any claim, set-off, defense or other right which the Company may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any Persons for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Agreement, any other Operative Documents, the transactions contemplated herein or therein or any unrelated transaction;

                  (iv) any certificate, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided that payment by the Bank under the Letter of Credit against presentation of any such certificate, statement or documents shall not have constituted gross negligence or willful misconduct of the Bank;

                  (v) any non-application or misapplication by the Trustee of the proceeds of any Drawing under the Letter of Credit;

                  (vi) payment by the Bank under the Letter of Credit against presentation of a draft or a certificate which does not comply with the terms of the Letter of Credit, provided that such payment by the Bank shall not have constituted gross negligence or willful misconduct of the Bank; and

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

             (f) No Withholdings. All payments required to be made by the Company hereunder shall be made free and clear of, and without set-off or counterclaim and without deduction or withholdings for, any and all present and future taxes, levies, imposts, duties, filing and other fees or other charges of any nature whatsoever imposed by any taxing authority, except as provided in this Paragraph 3(f). The Company agrees to pay or cause to be paid directly to the appropriate governmental authority, or to reimburse the Bank for the cost of, any and all present and future taxes, duties, fees and other governmental charges of any nature, including any interest, penalties and expenses arising therefrom or with respect thereto levied or imposed by any Government Authority on or with regard to any aspect of the transactions contemplated by this Agreement whether or not such taxes or other charges were correctly or legally asserted, except such taxes as are imposed on or measured by the Bank's net income by applicable federal, state, commonwealth and local taxing authorities and taxing authorities of the jurisdiction in which the head office of the Bank is located and except such taxes and other charges as are imposed on any participant in the Letter of Credit to the extent that such taxes and other charges exceed the amount that they would have equalled if the Bank had not issued such participation in the Letter of Credit. In the event that the Company is prohibited by operation of law from (i) making payments without set-off or counterclaim or without deduction or withholding as provided above or (ii) paying, causing to be paid, or reimbursing the Bank for the cost of any and all such taxes, duties, levies, imposts, filing and other fees and other charges of any nature, including any interest, penalties and expenses arising therefrom or with respect thereto, as provided above, then the payments due to the Bank hereunder shall be increased to such amount as may be necessary in order that the actual amount received after provision for such taxes, duties, levies, imposts, filing and other fees or other charges shall equal the amount that would have been received if such set-off, counter-claim, deduction or withholding were not required. The Company shall provide evidence that all applicable taxes imposed on the transactions contemplated by this Agreement have been paid to the appropriate taxing authority by delivery to the Bank of the official tax receipts or notarized copies of such receipts within the later of (i) 30 days after the due date for payment of any such tax or (ii) 10 days after the date on which the Company receives the official receipts for the payment of such tax.

                  (g) Pledge of Bonds. As security for the payment of the obligations of the Company pursuant to Paragraph 3(a)(iii) hereof, the Company shall pledge to the Bank, and grant to the Bank a security interest in, all of the Company's right, title and interest in and to the Bonds delivered to the Trustee in connection with Purchase Drawings (the Pledged Bonds), pursuant to a Pledge and Security Agreement dated the date hereof between the Bank and the Company (the Bond Pledge Agreement). At such time as the Bank determines that the Pledged Bonds should be remarketed, it shall deliver to the Trustee the notice required by Section 309 of the Trust Agreement. Upon the sale of the Pledged Bonds or the cancellation of Pledged Bonds that cannot be remarketed and the payment to the Bank of an amount equal to the Purchase Drawing corresponding to the principal amount of Pledged Bonds sold or cancelled, together with (x) accrued interest thereon, as set forth in clause (B) of Paragraph 3(a)(iii) hereof, to the date of such payment or cancellation and (y) all amounts owing in respect of the Interest Drawing, if any, made in conjunction with such Purchase Drawing, then (1) the outstanding obligations of the Company under Paragraph 3(a)(iii) hereof shall be reduced by the amount of such payment, (2) interests shall cease to accrue on the amount paid and (3) the Bank shall release from the pledge and security interest created by the Bond Pledge Agreement a principal amount of Pledged Bonds equal to the principal amount of Pledged Bonds to be sold or cancelled.

                  (h) Credits for Amount Paid on Bonds; Other Credits. The Company shall (A) receive a credit against its obligation to pay interest pursuant to clause (B) of Paragraph 3(a)(iii) to the extent of any amounts actually paid by or on behalf of the Issuer to the Bank in respect of the interest due on any Pledged Bonds under the terms of the Trust Agreement. The Company shall receive a credit against its reimbursement obligation pursuant to Paragraph 3(a)(ii) hereof with respect to any Principal Drawing or Interest Drawing to the extent of any payment with respect to such reimbursement obligation made by the Trustee to the Bank, pursuant to the Trust Agreement from the funds held by the Trustee under the Trust Agreement.

                  (i) Collateral Account. (i) Any sums payable to the Company pursuant to Section 6 of the Bond Swap Agreement and which the Bank elects pursuant to the terms thereof to have deposited as collateral for the Company's performance of its obligations hereunder, shall be deposited with the Bank in an account maintained for the benefit of the Company (the Cash Collateral Account). The Cash Collateral shall be held by the Bank as collateral security for the obligations of the Company hereunder. Unless and until the Cash Collateral is withdrawn or disbursed from the Cash Collateral Account, any funds in the Cash Collateral Account (i) may be commingled with the general funds of the Bank, (ii) shall bear interest at a fluctuating rate per annum, which rate shall be equal to the Federal Funds Effective Rate, and (iii) together with such interest, shall constitute additional security for the Company's performance of its obligations pursuant to this Agreement (a security interest therein being granted hereby to the Bank). The Cash Collateral and any interest accrued thereon may be applied by the Bank to the payment of the obligations of the Company hereunder when and as the same shall be due, in such order as the Bank may elect. Upon termination of the Letter of Credit and this Agreement, and provided the Company shall have paid to the Bank all amounts due and to become due to the Bank hereunder, the Bank shall release and pay to the Company the amount remaining, if any, of the Cash Collateral, together with any interest earned thereon and not theretofore disbursed.

         4. CONDITIONS PRECEDENT TO ISSUANCE OF THE LETTER OF CREDIT. The obligation of the Bank to issue the Letter of Credit is subject to the conditions precedent that the Bonds are issued and sold to the purchaser(s) thereof and all of the following conditions are met:

                  (a) Delivery of the Bonds and Operative Documents. This Agreement, the Letter of Credit, the Trust Agreement, the Loan Agreement, the Note, the Security Documents, the Guaranties, the Bond Purchase Agreement, the GDB Standstill Agreement, the Four Party Agreement, the Management Subordination Agreement, the Construction Manager Consent and Agreement, the Architect's Letter, the Official Statement, the GDB Investment Agreement, the Bond Swap Agreement, the Termination Payment Guaranty and the Bond Pledge Agreement (collectively, the Operative Documents) and the Bonds shall have been executed and delivered by authorized Persons of the parties thereto and the Trust Agreement shall have been duly adopted by the Issuer, each in form and substance satisfactory to the Bank. The Bank shall have received an executed copy of each of the Operative Documents.

         (b) No Default. On the Date of Issuance and after giving effect to the issuance of the Letter of Credit, there shall exist no Default or Event of Default.

                  (c) Representations and Warranties. On the Date of Issuance and after giving effect to the issuance of the Letter of Credit, all representations and warranties of the Company contained herein or in the other Operative Documents, or otherwise made in writing in connection herewith, shall be true and correct in all material respects, with the same force and effect as though such representations and warranties had been made on and as of such date.

                  (d) Certificate of Compliance. There shall have been delivered to the Bank a certificate of the General Partners of the Company, dated as of the Date of Issuance, to the effect that all of the conditions specified in Paragraph 4(b) and 4(c) hereof have been satisfied as of such date.

                  (e) Opinion of Counsel. There shall have been delivered to the Bank an opinion of counsel to the Company, dated as of the Date of Issuance and in form and substance satisfactory to the Bank covering such matters as the Bank may reasonably request.

                  (f) Opinion of Bond Counsel. There shall have been delivered to the Bank an opinion of bond counsel to the Issuer, dated as of the Date of Issuance and in form and substance satisfactory to the Bank, to the effect that the Bonds are legal, valid and binding obligations of the Issuer and covering such other matters as the Bank may reasonably request.

         (g) Guarantors' Representations and Warranties. On the Date of Issuance and after giving effect to the issuance of the Letter of Credit, all representations and warranties of the Guarantors contained in the Guaranties or otherwise made in writing in connection herewith or with the Guaranties shall be true and correct with the same force and effect as though such representations and warranties had been made on and as of such date.

                  (h) Documentation and Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement, the other Operative Documents, the Project Documents and the Construction Documents, to the extent that the same have previously been entered into by the Company, shall be satisfactory in form and substance to the Bank and its counsel and the Bank shall have received all information and copies of all documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) and opinions as the Bank may reasonably request, including, without limitation, records of corporate proceedings, partnership documents and certificates, governmental approvals and incumbency certificates, which it may have requested in connection with the transactions contemplated by this Agreement, the other Operative Documents, the Project Documents, and the Construction Documents, such documents, where appropriate, to be certified by proper officers.

                  (i) Construction Management Agreement. There shall have been delivered to the Bank a copy of the Construction Management Agreement, certified by the General Partners to be true, correct and complete, in form and substance satisfactory to the Bank.

                  (j) Fees. The Bank shall have received (1) the Annual Agent's Fee, pursuant to Paragraph 2(c) hereof, (2) payment of the Bank's counsel fees and the fees of the Bank's Consultant relating to the Project, (3) payment of all other out-of-pocket expenses of the Bank relating to the Project, including, without limitation, any Appraisal, investigation or insurance fees or costs and the cost of the Environmental Report, and (4) payment of any portion of the Facility Fee that has not yet been paid, as such fee is more particularly described in that certain Facility Fee Letter dated October 4, 1990 between the Company and the Bank.

                  (k) Management Agreement. The Management Agreement is in full force and effect.

                  (l) Ground Lease. The Company shall have entered into a ground lease (as amended or supplemented from time to time as permitted by the Operative Documents, the GROUND LEASE) which shall be satisfactory in form and substance to the Bank, pursuant to which the Company shall lease the Palominos Island Property, and which shall be in full force and effect.

                  (m) Acquisition Documents. The Company shall have delivered to the Bank and the Bank shall have approved a copy of the purchase agreement(s) (and all modifications and supplements thereto) and deed(s) pursuant to which the Fajardo Property has been or will be acquired by the Company, together with any redevelopment agreement or similar agreement affecting the Premises or the Improvements and any documents affecting title to the Premises or to the Improvements.

                  (n) Title Policy. The Bank shall have received and approved a title policy (the TITLE POLICY) issued by a title company satisfactory to the Bank in its sole and absolute discretion, marked paid in full, in the amount of the Loan, insuring the Issuer, the Bank and the Trustee, as their respective interests may appear, that the Fee Mortgage, in connection with the Fajardo Property, and the Leasehold Mortgage, in connection with the Palominos Island Property, together with the other Security Documents to be recorded constitute valid first liens on the Premises, and on the other property secured, free and clear of all defects, restrictions, Liens and violations, except the Permitted Encumbrances, and which Title Policy shall contain:

                           (A) no  exception  for  mechanics'  or  materialmen's
                  liens;

                           (B) no survey exceptions other than those approved by
                  the Bank;

                           (C) a  statement  that the  Title  Company  agrees to
                  affirmatively insure the priority of each Disbursement against the existence of any other Liens, including mechanic's and materialman's liens, whether choate or inchoate;

                           (D)  reinsurance  with  provisions  for direct access
                  against  the   reinsurers,   in  amounts  and  with  companies
                  acceptable to the Bank; and

                           (E) such other endorsements or affirmative  insurance
                  as the Bank and the Bank's counsel shall require.

                  (o) Appraisal. The Bank shall have received the Appraisal, in form and content satisfactory to the Bank in its sole discretion, which Appraisal states that the fair market value of the Premises equals or exceeds $172,700,000.

                  (p) Survey. The Bank shall have received a survey of the Premises (the SURVEY), in form and content satisfactory to the Bank, certified by Manuel Ray or such other licensed surveyor acceptable to the Bank, certified to the Bank and the title insurance company issuing the Title Policy, and dated as of a date within 30 days prior to the Date of Issuance, showing (i) the outlines of the Premises and the courses and measured distances of the exterior property lines, the exact location of all buildings including the Improvements (as of the date of such survey), (ii) the area of the Premises in square meters,
(iii) the exact location of all adjoining streets, (iv) the exact location of any encroachments on the Premises by any improvements on adjoining property (as of the date of such survey) and (v) the exact location of all easements and rights-of-way and other matters of interest to the Bank and recordation information with respect to the Premises.

                  (q)  Environmental  Report.  The Bank shall have  received the
Environmental Report, satisfactory to the Bank in form and content, and all recommendations set forth in the Environmental Report shall have been implemented to the Bank's satisfaction.

                  (r) Preliminary Report. The Bank shall have received a preliminary report from the Bank's Consultant satisfactory to the Bank in form and content with respect other acceptability of (i) the then-current Plans and associated design materials; (ii) the design of various systems, including, without limitation, architectural, structural, electrical, plumbing, heating, air conditioning and sprinkler systems; (iii) the general conformity of materials specified to overall Project quality objectives; (iv) the contents of soil reports and coordination of foundation design of the Improvements; (v) the conformity of the scope and design set forth in the then-current Plans to the description of the Project otherwise presented to the Bank; (vi) the Company's projected Date of Substantial Completion and Construction Schedule; (vii) the Company's proposed Budget; (viii) the Company's distribution of overall Budget to individual trade cost items; (ix) the adequacy of contingency reserves within the Budget; (x) the value, scope, and limiting conditions of the Trade Contracts and/or subcontracts received for review; and (xi) such other matters as the Bank shall reasonably require.

                  (s) Insurance. The Bank shall have received such policies of casualty, insurance, liability insurance, business interruption insurance, worker's compensation insurance and such other insurance as the Bank may require, issued by companies and in amounts satisfactory to the Bank, all as more particularly set forth in the Pledge Agreement; the conditions set forth in Paragraph 7(x) hereof shall have been satisfied; and the Bank shall have received evidence that the applicable premiums with respect to such insurance policies have been paid and that the insurance thereunder is in full force and effect.

                  (t) Real Estate Taxes. The Bank shall have received evidence of payment of all real estate taxes currently due and payable or delinquent with respect to the Premises and the Improvements situated thereon.

                  (u) Formation of Company. All legal matters in connection with the transaction and the formation and organization of the Company, its partners and the Guarantors shall be satisfactory to the Bank and counsel for the Bank.

                  (v) Other Approvals. The bank shall have received and approved evidence that the Premises cannot be subject to a lien for unpaid real property taxes from any other property.

                  (w) Swap Arrangement. The Company shall have entered into and satisfied all conditions precedent to the effectiveness of the Bond Swap
Agreement such that for the period commencing on the third "Business Day" (as such term is employed in the Trust Agreement) following the date hereof up to and including the Stated Expiration Date, the

Company's exposure with respect to interest payable on the Loan is fixed or limited to the Bond Fixed Rate.

                  (x) Maximum Effective Interest Rate. The aggregate of the interest payable with respect to the Loan at the Bond Fixed Rate, the Annual Agent's Fee and the Annual Letter of Credit Fee (as projected by the Bank) payable for any year during the term of the Letter of Credit shall not yield an effective rate of interest on the Loan in excess of 11% per annum.

                  (y) GDB Loan Documents. The GDB Loan shall have been entered into in accordance with documentation satisfactory to the Bank in its sole and absolute discretion, which documentation shall include, without limitation, the GDB Standstill Agreement. Copies of each of the documents executed in connection with the GDB Loan shall have been delivered to the Bank, and shall have been certified to be true, correct and complete by the General Partners.

                  (z) Budget. The Budget shall have been delivered to the Bank's Consultant and shall be identical to the Budget annexed hereto as Exhibit F, or shall otherwise be satisfactory to the Bank and the Bank's Consultant.

                  (aa) Authorization. The Bank shall have received copies of (i) a transaction authorization executed by the General Partners authorizing the Company's execution of this Agreement and the other Operative Documents to which the Company is party, (ii) the Company Partnership Agreement and filed certificate of limited partnership of the Company and all amendments thereto,
(iii) a certificate of good standing from the State of Delaware for the Company,
(iv) evidence that the Company has filed a properly certified copy of the Company Partnership Agreement with the Mercantile Registry of Puerto Rico and that such filing has been accepted, (v) organizational documents of the Company, all of which shall be certified as true, correct and complete by the General Partners and (vi) copies of all other organizational documents of the Company and its partners which the Bank may reasonably request, all of which shall be in form and substance satisfactory to the Bank.

                  (bb) Accounting. The Bank shall have received and approved an accounting of all expenditures for costs shown on the Budget as having been incurred prior to the Date of Issuance.

                  (cc) No Flood Plain. The Bank shall have received and approved a certificate from the Architect or an insurance broker that the Improvements to be Constructed in accordance with the Plans will not be located in a flood hazard plain.

                  (dd) Labor Contributions. The Bank shall have received a certificate from the Secretary of Labor of Puerto Rico evidencing that there is no liability for contributions owing by the Company under the provisions of the Employment Security Act of 1956, as amended.

         5.       INDEMNIFICATION; BROKERAGE.

                  (a) It is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the issuance of the Letter of Credit, all of which risks are hereby assumed by the Company, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or Government Authority (all such acts and omissions herein collectively referred to as GOVERNMENT ACTS). Accordingly, in addition to amounts payable under Paragraphs 2 and 3 hereof, the Company hereby agrees to defend, indemnify and hold the Bank, its affiliates, members, employees, agents and representatives (each an INDEMNIFIED PARTY) harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including, without limitation, attorneys' fees and disbursements) which such Indemnified Party may sustain or incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letter of Credit or with respect to any other Operative Documents, other than as a result solely of the gross negligence or willful misconduct of such Indemnified Party, (ii) any breach by the Company of any representation, warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement, any other Operative Documents or the Bonds, together with all reasonable expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (iii) defense against any legal action commenced to challenge the validity of this Agreement, the bonds or any other Operative Documents, (iv) any misrepresentation of a material fact or any failure to state a material fact (other than any facts relating to and supplied by the Bank) in the Preliminary Official Statement or the Official Statement, (v) the consummation of the transactions contemplated herein or in any of the Operative Documents, and (vi) the Construction, use or occupancy of the Project. In addition, the Bank shall not, in any way, be liable for any failure by the Bank or anyone else to pay any drawing under the Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Bank.

                  (b) Except as otherwise expressly provided herein, the obligations of the Company under this Agreement are primary, absolute, independent, irrevocable and unconditional. The Company understands and agrees that no payment by it under any other agreement (whether voluntary or involuntary or pursuant to court order or otherwise) shall constitute a defense to the several obligations hereunder except to the extent that the Bank has been indefeasibly paid in full.

                  (c) The Company and the Bank hereby each represents and warrants to the other that neither it nor any of its agents has dealt with any brokers, finders or advisors in connection with the transactions contemplated hereby other than (i) Morgan, Hughes and Company and (ii) San Juan Capital Corporation. The Company hereby agrees to pay any fees owed to Morgan, Hughes and Company and San Juan Capital Corporation, respectively, in connection with the transactions contemplated hereby pursuant to separate agreements between the Company and such parties and agrees to defend, indemnify and hold the Indemnified Parties harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including, without limitation, attorneys' fees an disbursements) arising as a result of any claim by any broker, finder or advisors including, without limitation, Morgan, Hughes and Company and/or San Juan Capital Corporation, except to the extent any such claim, demand, liability, damage, loss, cost, charge or expense arises out of an agreement between such broker, finder or advisor and the Bank in connection with the transactions contemplated by this Agreement or any other Operative
Documents. The Bank agrees to defend and indemnify the Company and hold it harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including, without limitation, attorneys' fees and disbursements) arising by reason of the foregoing representation by the Bank being untrue or incorrect in any respect.

                  (d) The obligations of the Company under this Paragraph 5 shall survive the payment of the Bonds and the Note and the termination of this Agreement and/or the Letter of Credit.

         6. CONDOMINIUM UNITS. The Condominium Units, or a portion thereof, shall be constructed at the option of the Company, subject to the Bank's reasonable approval of the design concept, schematics, plans and specifications for the Condominium Units. If constructed, all or a portion of the Condominium Units may be operated by Williams as part of a rental arrangement providing for up to 450 hotel rooms. If the Bank has approved the design concept, schematics, plans and specifications for the Condominium Units and subject to the Bank's receipt of evidence satisfactory to the Bank that adequate financing is available for the completion of the Condominium Units and that the legal relationship between the Condominium Units and the Project is appropriate and enforceable, and provided no Default or Event of Default exists or is continuing hereunder or under any of the other Operative Documents, portions of the Condominium Parcels will be released from the lien of the Fee Mortgage upon the transfer of such property to the entity which will develop the Condominium Units, with no consideration payable to the Bank therefor, other than amounts payable pursuant to Paragraphs 7(p) or 14(c) hereof. The Bank shall subordinate the Fee Mortgage to necessary easements reasonably approved by the Bank for access roads to and utilities serving the Condominium Parcels so released. Notwithstanding the release of all or any of the Condominium Parcels from the lien of the Fee Mortgage, the Condominium Revenues shall continue to be included in the Collateral given by the Company in connection with the Letter of Credit, this Agreement and the Bonds, and any such release by the Bank shall be subject to the Bank's prior receipt of a fully executed Assignment of Rents in connection therewith.

         7. COVENANTS. The Company covenants and agrees that, so long as a Drawing is available under the Letter of Credit or any amount is payable to the Bank under this Agreement:

                  (a) Notice of Default. The Company will furnish to the Bank as soon as possible and in any event within three Business Days after the discovery by the Company or any of its General Partners of any Default or Event of Default, an Officer's Certificate, setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.

                  (b) ERISA. As soon as possible and in any event within 10 days after the Company or a Subsidiary knows or has reason to know that a Reportable Event has occurred, that any payment required to be made under Section 412 of the Code is not made before the due date, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated, that proceedings may be or have been instituted to terminate a Plan, or that the Company, a Subsidiary or an ERISA Affiliate will or may incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, the Company will deliver to the Bank an Officer's Certificate setting forth details as to such occurrence and action, if any, which the Company, the Subsidiary or the ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be filed with or by the Company, the Subsidiary, the ERISA Affiliate, the PBGC or the plan administrator with respect thereto. Copies of any notices required to be delivered to the Bank under the preceding sentence shall be delivered no later than 10 days after the later of
(i) the date such report or notice has been filed with the Internal Revenue Service or the PBGC and (ii) notice has been received by the Company or the Subsidiary. The Company will, as soon as possible and in any event within 60 days of filing, furnish to the Bank a copy of the annual report of each Plan (Form 5500) required to be filed with the Internal Revenue Service, including a copy of any actuarial valuation prepared in connection therewith.

                  (c) Preservation of Existence. The Company will preserve and maintain its legal existence, franchises, rights and privileges in the jurisdiction of its formation and will preserve and maintain its rights and privileges in the Commonwealth of Puerto Rico, and shall comply with all Legal Requirements.

                  (d) Successor Letter of Credit. (i) At any time following the Date of Substantial Completion, the Bank may designate another bank which is willing to issue a Successor Letter of Credit (as defined in the Trust Agreement), on terms not less favorable to the Company that those contained in this Agreement, in which case, provided that such bank and the letter of credit to be issued by such bank meet the requirements of the Trust Agreement with respect to a Successor Letter of Credit, and provided, further, that any up-front fees imposed upon the Company in connection with the issuance of the Successor Letter of Credit are borne by the Bank, the Company shall, at the Bank's request, (A) take such action as shall be required pursuant to the Trust Agreement to substitute such letter of credit for the Letter of Credit issued by the Bank and (B) enter into a modification of this Agreement and such other agreements and take such other action, including, without limitation, such action as may be necessary to supplement the Trust Agreement, as shall be required to consummate the issuance of the Successor Letter of Credit referred to in clause (A) above and to provide for the reimbursement of the issuer of such Successor Letter of Credit for any draws thereunder and such other terms and conditions as such issuer may require, provided that such modification or any such other agreements or actions shall be on such terms and conditions as the Company shall reasonably approve.

                  (ii) Subject to the requirements of the Operative Documents, the Company shall have the right to replace the Letter of Credit at any time on 30 days' prior written notice to the Bank, provided that, prior to such replacement, payment to the Bank is made of all sums due and owing to the Bank at the time of such replacement with respect to the Letter of Credit (including, without limitation, sums due and owing under this Agreement).

                  (e) Additional Indebtedness. The Company will not, directly or indirectly, create or permit or suffer to exist any Debt (i) secured by a mortgage or other Lien on the Premises or Improvements, or any portion thereof, other than (A) the Permitted Encumbrances, (B) capitalized leases for furniture, fixtures or equipment, (C) Liens in favor of GDB created pursuant to the GDB Loan and consented to by the Bank in writing, or (D) a third priority mortgage on the Premises in favor of KGC (the KGC MORTGAGE), as provided in Section 6.03 of the Company Partnership Agreement, provided that KGC executes and delivers to the Bank a standstill agreement on terms substantially similar to those contained in the GDB Standstill Agreement and in any event on terms and conditions satisfactory to the Bank in its sole and absolute discretion, or (ii) secured by a Lien on any direct or indirect equity interest in the Company, except a Lien on the interest of WKA in the Company securing WKA's repayment of a KG Loan (as defined in the Company Partnership Agreement) as provided in
Section 6.03 of the Company Partnership Agreement.

                  (f) Payment of Swap Obligations. The Company shall pay all amounts which it may be obligated to pay under the Bond Swap Agreement and the GDB Swap Agreement, and all such amounts which become payable by the Company to the Bank under such agreements shall be deemed amounts payable under this Agreement.

                  (g) Financial Statements. The Company, each of the Guarantors, WKA, Williams, Posadas de Puerto Rico Associates Incorporated, a Delaware corporation, and Posadas de San Juan Associates, a New York partnership (as well as Kumagai and/or WMS Industries, to the extent either is no longer a publicly traded company required to make Annual Reports publicly available), shall deliver to the Bank within 125 days after the close of their respective fiscal years, for the twelve-month period then ended, (i) an audited balance sheet,
(ii) an audit statement of operations,  (iii) an audited statement of cash flow,
(iv) an audited statement of changes in shareholder's equity, and (v) with respect to the Company only, an audited statement of profits and loss on a cash flow basis. The Company, KGC and WKA shall deliver to the

Bank within 50 days after the close of each quarter, for the three-month period then ended, (i) a balance sheet, (ii) an unaudited statement of operations,
(iii) an unaudited statement of cash flow, (iv) an unaudited statement of changes in shareholder's equity, and (v) with respect to the Company only, an unaudited statement of profits and loss on a cash flow basis, each of which shall be certified to be true and correct by the general partners, if a partnership, or the chief financial officer, if a corporation of the respective entities. Within 10 days after the close of each calendar month occurring after the opening for business of all or any portion of the Project, the Company shall deliver to the Bank the monthly financial reports which the Company prepares for its partners, certified by the General Partners to be true and correct. Within 10 days after the close of each calendar month during which any Deficiency Loans have been made, the Company shall deliver to the Bank a report with respect to such loans in detail reasonably satisfactory to the Bank. Within 125 days after the close of their respective fiscal years, for the twelve-month period then ended, Kumagai and WMS Industries shall deliver to the Bank copies of their respective Annual Reports and WMS Industries shall deliver to the Bank a copy of its Form 10K, all of which shall be certified to be true and correct by its chief financial officer. Within 125 days after the close of each calendar year, each of Hugh A. Andrews, Richard Koffman and Burton Koffman shall deliver their respective personal financial statements to the Company (which statements for Messrs. Koffman may be prepared jointly), certified to be true and correct by such individual. Each of the foregoing statements (other than statements for individual) shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited financial statements of the respective entities delivered to the Bank, and each such statement shall present a fair and accurate portrayal of the financial condition of the respective party. In addition to such requirements, all Financial Statements of the Company and of Posadas de Puerto Rico Associates Incorporated and Posadas de San Juan Associates shall be prepared based upon the Uniform System of Accounts for Hotels, copyrighted by the Hotel Association for New York City, 8th edition of 1986, as amended from time to time. All Financial Statements required to be audited hereunder shall be audited by the Accountant in the case of the Company, and in all other cases by an independent certified public accountant reasonably satisfactory to the Bank. Throughout the term of this Agreement, the Company, each Guarantor, Kumagai and WMS Industries (or its successor) shall deliver to the Bank, within 10 days after request therefor, such other financial information and/or Financial Statements with respect to the Company, the Guarantors, Kumagai, WMS Industries (or its successor), as the case may be, as the Bank may reasonably request from time to time.

         (h) Transfers. The Company shall not make or permit or suffer to be made any Transfer except for any Permitted Transfer.

                  (i) Decision Making. The Company shall recognize and honor the right of the Bank, pursuant and to the extent set forth in the Pledge Agreement, to exercise all rights and remedies and to make all decisions of the Mortgagee under the Mortgage and of the holder of the Note.

                  (j) Further Assurances. The Company will execute, acknowledge where appropriate, and deliver, and use best efforts to cause others to execute, acknowledge where appropriate, and deliver, from time to time promptly at the request of the Bank, all such instruments and documents as in the opinion of the Bank are necessary or advisable to carry out the intent and purpose of this Agreement and the other Operative Documents and will execute and file or record, or use best efforts to cause others to execute and file or record, any financing statements, continuation statements or other documents, and take such other actions as may necessary or advisable to create, perfect, protect and preserve the first mortgage liens and first security interests acquired, or intended to be acquired, by or for the benefit of the Bank under the Operative Documents.

                  (k) Compliance with Laws. The Company will comply with all Legal Requirements, non-compliance with which would have a materially adverse effect on its business, financial condition or results of operations or would materially adversely affect the Company's ability to perform its obligations under this Agreement or any of the Operative Documents. The Company will comply with all conditions, covenants, restrictions, leases, easements, reservations, rights and rights-of-way and all applicable requirements of any insurers related to the Project.

                  (l) Performance of This and Other Agreements. The Company will take all action and do all things which it is authorized by law to take and to do in order to perform and observe all covenants and agreements on its part to be performed and observed under this Agreement and each Operative Document. The Company agrees that the Bon Swap Agreement shall not alter, impair, restrict, limit or modify, in any respect the obligation of the Company to pay interest on the Loan as and when the same becomes due and payable in accordance with the provisions of the Loan Agreement and the Mortgage Note.

                  (m) Amendments. The Company will not surrender, terminate, modify, amend or supplement in any material respect, or give any consent to any surrender, termination, modification, amendment or supplement or make any waiver with respect to any provision of the Company Partnership Agreement (including, without limitation, any provision that would result in a transfer of an interest in the Company or any partner of the Company which is prohibited by any of the Operative Documents or would result in a diminution in the scope and powers of any of the General Partners) and/or any organizational documents of any partner of the Company, any Operative Document, any of the other Construction Documents or the other Project Documents or any other documents relating to the Project, including, without limitation, relating to the use or operation of the Project, without the prior written consent of the Bank in each instance.

                  (n) Construction. The Company will cause the Construction of the Improvements to be prosecuted with diligence and continuity, in a good and workmanlike manner and in accordance with the Plans and the Construction Schedule so as to cause

Substantial Completion to occur, free and clear of all claims, liens and encumbrances, within the Budget and on or prior to the Completion Date, as the same may be extended in accordance with the next succeeding sentence, subject to and in accordance with this Agreement, the Construction Documents and Project Documents, to the extent the same specify construction requirements applicable to the Construction of the Improvements. The Plans shall provide for the purchase and installation of fixtures, furnishings and equipment of a sufficient quantity and quality as is appropriate for a first-class destination resort. The Completion Date may be extended for a period of time equal to the number of day during which the Company is prevented from or delayed in proceeding with the Construction of the Improvements by reason of any Unavoidable Delay upon satisfaction of all of the following conditions at the time of any such extension: (i) the Bank shall have received notice from the Company of any requested extension and the anticipated duration thereof, (ii) no Event of Default shall have occurred and be continuing, (iii) the Company shall have delivered to the Bank a revised Budget to the extent such extension shall affect the Budget, and (iv) the Company shall have satisfied the requirements of Paragraph 9(k) hereof, if applicable; provided, however, that in no event shall any such extension extend the Completion Date for Unavoidable Delay for an aggregate period in excess of 180 days. The Company shall promptly notify the Bank of any cessation of Construction of the Improvements for a period in excess of ten days, regardless of whether or not such cessation is due to an Unavoidable Delay.

                  (o) Inspection of Project and Books and Records. The Company will permit the Bank and the Bank's Consultant, or designated representatives of any of them, to enter upon the Project, at any reasonable times, with free access to inspect or examine (i) the Project, (ii) all materials and shop drawings which are or may be kept at the construction site, (iii) any contracts, bills of sale, statements, receipts or vouchers, (iv) all work done, labor performed or materials furnished in and about the Project, (v) all books, contracts and records of the Company relating to the Project and (vi) any other documents which are reasonably related to the Project. The Company will make its representatives available for the Bank or the Bank's Consultant upon reasonable notice to discuss the Company's affairs, finances and accounts relating to the Project and the Company will cooperate, and take all reasonable steps to cause the Construction Manager and the Trade Contractors to cooperate, with the Bank or the Bank's consultant, as the case may be, or any designated representative of either, to enable such Person to perform its functions hereunder. In connection therewith, the Company will keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles, consistently applied, reflecting all financial records of the Company.

                  (p) Expenses. The Company will pay promptly on demand to or for the account of the Bank, as the case may be: (i) the Bank's counsel fees,
(ii) the fees and disbursements of the Bank's Consultant and (iii) all other costs and expenses incurred by or on behalf of the Bank in connection with the closing of the Loan or the issuance of the Letter of Credit or with respect to any and all of the transactions contemplated herein or in any other Operative Document. Without limiting the generality of the foregoing, the Company will pay:

                           (A) all taxes and recording  expenses,  including all
                  filing and notarial fees and mortgage recording fees and taxes, with respect to the Security Documents, and any other documents modifying, extending or consolidating the Security Documents;

                           (B) all finder's fees, placement fees and commissions
                  lawfully due to brokers in connection with the Loan or the issuance of the Letter of Credit, if any, except to the extent provided otherwise in Section 5(c) hereof;

                           (C)  all  title  insurance charges  and premiums; and

                           (D)  all   appraisal,   survey,   investigation   and
                  insurance fees and expenses and all costs of preparing environmental and insurance reports concerning the Project.

                  (q) Plans. The Company shall proceed with diligence and continuity to cause Substantial Completion and completion of the construction to occur in accordance with the Plans and all Legal Requirements. Any material variation of the Construction of the Improvements from the Plans shall be subject to the prior written approval of the Bank. Without limiting the generality of the foregoing, Substantial Completion and completion of the Construction shall be achieved free and clear of Liens or claims for materials supplied or for labor or services performed in connection with the Construction of the Improvements or otherwise, except with respect to the Liens for the performance of work or supply of materials to the extent permitted to remain uncured and unbonded pursuant to the Mortgage.

                  (r) Delivery of Agreement. The Company will deliver to the Bank, promptly after demand, copies of any contracts, bills of sale, statements, receipted vouchers or agreements, under which the Company claims title to any materials, fixtures or articles incorporated in the Project and subject to the Lien of the Mortgage. The Company shall deliver to the Bank copies of all Construction Documents and Project Documents hereafter entered into immediately after the same are entered into.

                  (s) Correction of Work. The Company will, upon demand of the Bank or the Bank's Consultant, promptly correct any structural defect in the Improvements or any departure from the Plans not approved by the Bank and the Bank's Consultant, to the extent any such approval is required pursuant to Paragraph 7(bb) hereof, it being agreed that the making of any Disbursement shall not constitute a waiver of the Bank's right to require compliance with this covenant with respect to any such defects or departures from the Plans.

                  (t) Revised Budget. The Company will, at its sole cost and expense, furnish to the Bank within 180 days after the date hereof and at least once in every calendar quarter thereafter until the Date of Substantial Completion, a revised construction budget which shall be in the form of the Budget an which shall indicate revisions made to date to the Budget, which revised budget shall be satisfactory to the Bank in the Bank's sole and absolute discretion.

                  (u) Notices. The Company shall give notice to the Bank promptly upon the occurrence of:

                           (a) any (i)  default  or event of  default  under any
                  material contractual obligation of the Company, (ii) litigation, investigation or proceeding of which the Company has knowledge which may exist between the Company and any Government Authority and (ii) any pending or threatened litigation or action of a Government Authority of which the Company has knowledge concerning the presence, release, threat of release, placement on or in, or the generation, transportation, storage, treatment or disposal at, the Project of any Hazardous Material;

                           (b) any notice  given  pursuant to any of the Project
                  Documents or the Construction Document alleging that a default or other failure by the Company has occurred thereunder; and

                           (c) any  condition  which  results,  or is  likely to
                  result, in an Unavoidable Delay in Substantial Completion.

Each notice pursuant to this Paragraph 7(u) shall be accompanied by a statement of the Company setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

                  (v) Plan Changes. The Company shall provide to the Bank's Consultant and, upon the Bank's request, the Bank, copies of all change orders, change bulletins and other revisions of the Plans to the extent the Company has received same, regardless of whether the prior approval by the Bank or the Bank's Consultant of any such order, document or revision is required.

                  (w) No Encroachments. The Improvements shall be Constructed entirely within the perimeter of the Premises and shall not encroach upon or overhang (unless consented to in writing by the affected property owner) any easement or right-of-way or overhang the land of owners, and when erected shall be wholly within any building restriction lines, however established.

                  (x) Insurance. The Company shall provide and maintain at all times insurance in such forms and covering such risks and hazards and in such amounts and with such companies as may be required by the Pledge Agreement, and shall deliver such policies, or signed insurance binders relating thereto, to the Bank.

                  (y) Application of Insurance and Condemnation Proceeds. The application of all insurance or condemnation proceeds realized from the damage, destruction or condemnation of the Project, or any portion thereof, shall be governed by the Pledge Agreement.

                  (z) Compliance with Documents. The Company shall abide by, perform and comply with all material terms and conditions of the Management Agreement, the Construction Management Agreement, the Architect's Agreement, the Trade Contracts, the other Construction Documents and the other Project Documents and the Company, at its sole cost and expense, shall use best efforts to secure or enforce the performance of each and every material obligation, covenant, condition and agreement to be performed by the other parties under any such documents.

                  (aa) Bonds. The Company will cause the Bank to be named as co-obligee on all performance, payment or bid bonds obtained by the Company from each Trade Contractor. All Trade Contracts shall be bonded pursuant to a performance, payment or bid bond satisfactory to the Bank in form, content and issuer.

                  (bb) Work Changes. Notwithstanding anything to the contrary contained herein, the Company will not direct or permit the performance of any work (i) pursuant to any single Work Change which would result, by itself, in an increase in the cost of any Line Item in excess of the Individual Budget Change Amount, (ii) pursuant to any single Work Change which, together with the aggregate of all Work Changes theretofore executed or carried out by the Company, would result in an increase or decrease in aggregate cost of Construction of the Improvements in excess of the Aggregate Budget Change Amount, nor (iii) pursuant to any single Work Change which would have the effect of (x) materially increasing or reducing the gross square footage of the Improvements as a whole or (y) modifying any of the design elements or construction techniques of the Improvements in any way which would adversely affect the quality of the Improvements as a whole; unless in each case it shall have received the prior written approval of the Bank. Approval by the Bank of any such Work Change shall not obligate the Bank to make any Disbursement on account of such Work Changes unless the costs therefor are reflected in the Budget. No Work Change shall be made unless the Company shall have obtained such approvals as shall be necessary under the requirements of ARPE and/or the Planning Board of Puerto Rico.

                  (cc) No Contracts. The Company will not, without the Bank's prior written consent, execute any Trade Contract or become a party to any arrangement for the performance of work or the furnishing of materials at the Project except (a) with the Construction Manager or with those Trade Contractors approved by the Bank and (b) a Trade Contract in substantially the form of, or an arrangement with terms substantially equivalent to the terms provided in, the standard form of contract or trade contract previously delivered to and approved by the Bank. In connection with the foregoing approval, the Company may from time to time deliver to the bank and the Bank's Consultant a list of the names of prospective Trade Contractor's with whom the Construction Manager or the Company may contract for the construction of the Improvements or for the furnishing of labor or materials therefor. Each Trade Contract shall permit the Retainage until the work to be performed thereunder has been completed.

                  (dd) Asbestos. The Company will not install, permit to be installed or suffer to exist in the Improvements friable asbestos or any substance containing asbestos and existing in a manner or for a use deemed hazardous by federal, state or commonwealth regulations respecting such material.

                  (ee) Final Survey. The Company will deliver to the Bank within 60 days after the Date of Substantial Completion an Update of the Survey, dated no earlier than the Date of Substantial Completion, with a certification that no encroachments exist by the Improvements or on the Premises other than those shown on the Survey and consented to, in writing, by the Bank, and indicating the completed Improvements, the dimensions thereof at ground surface level, the distance therefrom to the facing exterior property lines and other buildings and any set-back lines, the location of access to the Project and all utility, water and other easements directly affecting the Project.

                  (ff) Construction Trust Account. The Company will (a) receive and deposit in the Construction Trust Account all Disbursements made pursuant hereto , (b) hold the same and the right to receive future Disbursements to be made hereunder as a trust fund for the purpose of paying only Hard Costs and Soft Costs and (c) apply the Disbursements to the payment of the costs for which the applicable Request for Disbursement was made.

                  (gg) Leasing. To the extent that the Company leases space in the Premises (other than renting guest rooms to transient guests), the Company shall lease and cause the lessee to operate the space to be leased in a manner compatible with the operation of the Premises as a first class destination resort hotel. From time to time upon the request of the Bank, the Company shall provide to the Bank such information as the Bank shall request with respect to the Company's leasing activities and policies. All leases for all or any portion of the Premises shall be subordinate in all respects to this Agreement and to the Security Documents. The Company shall not enter into a lease for any space in the Premises without first delivering to the Bank an Assignment of Rents in connection therewith.

                  (hh) Distribution Cash Under Company Partnership Agreements. The Company shall not make more than one distribution of Distributable Cash (as defined in the Company Partnership Agreement ) with respect to any fiscal year of the Company, and such distribution shall not be made earlier than the date which is 30 days after audited Financial Statements of the Company demonstrating the existence and the amount of such Distributable Cash have been delivered to the Bank.

                  (ii) Deficiency Loans. Any funds advanced to the Company as Deficiency Loans (as defined in the Company Partnership Agreement), whether or not at the direction of the Bank, shall be applied only to the operating costs or other fees and expenses related to the operation of the Project; provided, however, that (A) up to $6,000,000 of such funds available for Deficiency Loans under the Company Partnership Agreement may be used by the Company to pay any portion of the Total Project Costs for which the Company has insufficient funds and (B) the foregoing restriction shall be of no effect from and after the Coverage Date. After the Date of Substantial Completion and until the Coverage Date, the Bank will have the right to cause the Company, acting through WKA, (A) at such times as the Bank shall determine in the reasonable exercise of its judgment that an Operating Deficit exists with respect to any month, to require the General Partners to make Deficiency Loans in amounts of up to $20,000,000 in the aggregate (less (x) any such Deficiency Loans for such purpose which may have previously been voluntarily advanced and (y) any additional Deficiency Loans of up to $6,000,000 in the aggregate which may have previously been voluntarily advanced to pay Total Project Costs to the extent hereinabove permitted), and (B) to apply such funds on account of such Operating Deficits. The Bank shall have no right to cause Deficiency Loans to be made to pay principal under the Bonds, the Loan Agreement or hereunder. In the event that WKA elects not to make the Deficiency Loan pursuant to Section 6.03 of the Company Partnership Agreement, the Bank may exercise the right of WKA pursuant to Section 6.03 of the Company Partnership Agreement to require KGC to make the Deficiency Loan on behalf of WKA through the making of a KG Loan (as defined in the Company Partnership Agreement). In the event of a default by KGC in its obligations to make a KG Loan, the Bank shall have the right, under the Four Party Agreement, to cause the Company or WKA, respectively, to exercise such available rights and remedies with respect thereto as the Bank shall determine. The Bank's right to require Deficiency Loans to be made shall cease during the pendency of any bankruptcy proceeding with respect to the Company or in the event of the commencement of any foreclosure or similar proceeding with respect to the Company's interest in the Project. If any Deficiency Loan is made to enable the Company to make the deposit of interest on the Bonds required under
Section 401(c) of the Loan Agreement, then any Net Earnings, up to the amount of such Deficiency Loan, for the period from the date of such deposit on the Interest Payment Date to which such deposit relates, shall be paid to the Bank to be held by the Bank for the benefit of the Company as collateral security for the obligations of the Company hereunder and, subject to the conditions to disbursement contained herein, disbursed by the Bank on account of the next succeeding Disbursements with respect to Operating Deficits. Unless and until such funds are withdrawn or disbursed from such account, any funds in such account (i) maybe commingled with the general funds of the Bank, (ii) shall bear interest at a fluctuating rate per annum, which rate shall be equal to the Federal Funds Effective Rate, and (iii) together with such interest, shall
constitute   additional   security  for  the  Company's   performance  of  their
obligations pursuant to this Agreement (a security interest therein being granted hereby to the Bank). Upon the occurrence and during the continuation of any Event of Default, any sums in such account and any interest accrued thereon may be applied by the Bank to the payment of the obligations of the Company hereunder when and as the same shall be due, in such order, as the Bank may elect. Upon termination of the Letter of Credit and this Agreement, provided the Company shall have paid to the Bank all amounts due and to become due to the Bank hereunder, the Bank shall release and pay to the Company the amount remaining, if any, of such funds, together with any interest earned thereon and not theretofore disbursed.

                  (jj) Ground Lease and GDB Documents. The Company shall comply with all of the terms and conditions of the Ground Lease and of the documents executed in connection with (i) the GDB Loan (for so long as the GDB Loan is outstanding), respectively, and such documents shall remain in full force and effect at all times in accordance with their terms. The Company shall not cause or suffer any event of default on its part to occur under such documents. It is expressly agreed that so long as the GDB is prevented by reason of the GDB Standstill Agreement from exercising any rights or remedies against the Company or any of the Collateral, then any failure by the Company to comply with any non-monetary term or condition of the documents executed in connection with the GDB Loan shall not, by itself, be deemed a breach by the Company of this Section 7(jj) or a Default or Event of Default under this Agreement or any Operative Document.

                  (kk) Compliance with Environmental Laws. The Company will comply with any and all Legal Requirements and Environmental Laws with respect to the discharge, removal and disposal of Hazardous Material, and the Company shall pay immediately when due the costs of removal and disposal of any such Hazardous Material, and shall keep the Project free of any Lien imposed pursuant to such Legal Requirements or Environmental Laws. In addition to all other rights available to the Bank in connection therewith, if the Company fails to comply with any requirement of this paragraph, the Bank may, but shall not be obligated to, cause the Project to be freed from the Hazardous Material, with the cost of the removal and disposal thereof being payable by the Company upon the Bank's demand therefor. The Company further agrees not to release or dispose of any Hazardous Material at the Project without the express written approval of the Bank , and any such release or disposal will be in compliance with all Legal Requirements and conditions established by the Bank, if any. The Bank shall have the right upon reasonable notice to conduct an environmental audit of the Project at any time and at the Company's sole cost and expense; provided, however, that if the Bank requests such audit more often than once in any calendar year, such additional audit shall be conducted at the Bank's cost and expense. The Company shall cooperate in the conduct of any such environmental audit. The Company shall give the Bank and its agents and employees access to the Project to remove Hazardous Material, and the Company agrees to indemnify and hold the Bank harmless from and against all loss, costs, damages and expenses (including, without limitation, attorneys' fees and disbursements) that the Bank may sustain by reason of the assertion against the Bank by any party of any claim in connection with such Hazardous Material.

                  (ll) Expropriation. The Company agrees to take all actions, execute and deliver all documents and pay all costs and expenses (including, without limitation, payment of the purchase prices therefor) in connection with
(i) the acquisition, including, if necessary, the expropriation by the Lands Administration of Puerto Rico and the subsequent sale to the Company of those parcels of land adjacent to the Project and presently owned by Justino Diaz Santini, and identified on the Boundary Survey Map dated February 19, 1990 prepared by David Lebron Lopez, P.L.S. as Tract and G-1c/1d,
(ii) the spreading of the lien of the Fee Mortgage to cover such property or the granting of a separate mortgage to cover such property, and (iii) the endorsement of the Title Policy to include the lien of the Fee Mortgage or such new mortgage with respect to such property.

                  (mm) Palominos Island Property. The Company agrees to take all actions, execute and deliver all documents and pay all costs and expenses necessary to effect the segregation of the premises demised to the Company under the Ground Lease into two separate parcels, consisting of (a) the demised premises less that portion of the demised premises defined in the Ground Lease as the "Reserved Area" and (b) the Reserved Area.

                  (nn) Registration and Mortgages of Boats. The Company agrees to enter into Chattel Mortgages for all boats and ships purchased by the Company for use at the Project, provided, however, that if any such vessel otherwise meets the requirements necessary to qualify as a preferred vessel under federal laws, the Company will take all acts necessary to qualify such vessel as a preferred vessel an will enter into a mortgage therefor, in form and substance satisfactory to the Bank, and otherwise in compliance with federal law and the Company shall, at its own cost and expense, cause such mortgage to be properly filed of record.

                  (oo) Recordation of True Description. The Company agrees to take all actions, execute and deliver all documents and pay all costs and expenses necessary to obtain a resolution from the Planning Board of Puerto Rico restating the surface area of the Premises, as described of record in the Registry of Property to be the same as the surface area of the Premises as described on the Survey.

                  (pp) Additional Assignments and Chattel Mortgages. The Company agrees to enter into Assignments of Accounts Receivable and Assignments of Contracts at all such times as the same may be required in order to ensure that the Bank has a valid security interest in all accounts receivable and all contracts and agreements of the Company, respectively, to the extent permitted by law. The Company further agrees to enter into an Assignment of Rents each time that a new lease is entered into for any portion of the Project and each time that a Condominium Parcel is released pursuant to Section 6 hereof. In addition, the Company shall execute and deliver a Chattel Mortgage to the Bank in connection with any buses, limousines or other moving vehicles purchased by the Company for use at or in connection with the Project, except to the extent otherwise provided in Section 7(oo) above, and shall cause same to be properly filed for record in the corresponding Section of the Property Registry of Puerto Rico and/or the Department of Transportation and Public Works of Puerto Rico, as applicable, at the sole cost and expense of the Company.

                  (qq) Amounts Secured by Mortgage. Any costs and expenses incurred by or amounts advanced by the Bank pursuant to the terms hereof (including, without limitation, any amounts advanced pursuant to Section 7(kk) hereof) and all other Reimbursement Obligations (as defined in the Pledge Agreement) including, without limitation, the obligation of the Company to make Termination Payments under the Bond Swap Agreement to the extent such Termination Payments do not exceed $20,000,000 shall be secured by the Fee Mortgage and by the Leasehold Mortgage and, to the extent permitted by applicable law, are included in the "credit for additional advances" recited respectively therein.

                  (rr) Sole Business. Puerto Rico is and shall be the only jurisdiction in which the Company owns real property or conducts business and the sole business conducted by the Company at any time is and shall be the development and operation of the Project as a first class destination resort.

                  (ss) Loan Agreement Covenants. The Company shall comply with all of the covenants of the Company set forth in the Loan Agreement.

                  (tt) Termination of Swap Agreements. Unless there shall have occurred an Event of Default (as defined in the Bond Swap Agreement) by the Bank or the other counterparty under the agreement in question, the Company shall not terminate, modify, cancel or surrender, or permit the termination, modification, cancellation or surrender of the Bond Swap Agreement without the prior written consent of the Bank.

         8. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank as follows (which representations and warranties shall survive the execution and delivery of this Agreement and the other Operative Documents, regardless of any investigation made by the Bank or on its behalf);

                  (a) Due Organization. (1) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and duly qualified to do business in the Commonwealth of Puerto Rico and in every other jurisdiction where it is currently doing business, has all necessary power and authority to own its properties, to conduct its business as presently conducted or proposed to be conducted, and to enter into and perform its obligations under this Agreement, the other Operative Documents and the Construction Documents to which the Company is a party, and possesses all licenses and approvals necessary for the conduct of its business as it exists at such time. True and complete copies of the Company Partnership Agreement, the general partnership agreement of WKA and the organizational documents of KGC have been delivered to the Bank.

                           (2) The sole general  partners of the Company are KGC
and WKA, each of which has a 15% general partnership interest and a 35% limited partnership interest in the Company. KGC is a wholly-owned subsidiary of KIUSA; and KIUSA is a wholly-owned subsidiary of Kumagai. The sole partners of WKA are (i) WMS El Con, with a 46.54% interest, (ii) AMK, with a 37.23% interest and (iii) Hospitality, with a 16.23% interest. WMS El Con is a wholly-owned subsidiary of WMS Hotel, which in turn is a wholly-owned subsidiary of WMS Industries. The sole partners of AMK are International Textile and KMA, each of which has a 50% partnership interest. International Textile is 100% owned, directly or indirectly through one or more corporations, by the Koffman Family. KMA is 82% owned by International Textile and 18% owned by Marcel Arroya, Marcel Arroya, Jr. and David Mellon, employees of International Textile. Hospitality is wholly owned by Hugh A. Andrews and his wife, and is controlled by Hugh A. Andrews.

                           (3) The  Company  and,  to the best of the  Company's
knowledge, each of the entities listed in Paragraph 8(a)(2) above are duly organized, validly existing and in good standing under the laws of their respective States or Commonwealth of incorporation or formation, as the case may be, and the Company and, to the best of the Company's knowledge, KGC, KGCC, WKA, AMK, International Textile, Hospitality and KMA are duly qualified to do business in the Commonwealth of Puerto Rico and in every other jurisdiction in which they are currently doing business, have all necessary power and authority to own their respective properties, to conduct their respective businesses as presently conducted or proposed to be conducted, and to enter into and perform their respective obligations, if any, under this Agreement, the other Operative Documents and the Construction Documents to which the Company is a party, and possesses all licenses and approvals necessary for the conduct of their respective businesses as conducted at such time.

                  (b) No Violation. The consummation of the transactions herein contemplated and the execution, delivery and performance by the Company of its obligations under this Agreement, the other Operative Documents, the Project Documents and the Construction Documents to which it is a party and all other agreements to be executed by the Company in connection herewith or therewith have been duly authorized by all necessary partnership and corporate action, and do not and will not violate any Legal Requirement or any law or any regulation, order, writ, judgment, injunction or decree of any Government Authority, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the assets of the Company (except as contemplated hereby and by the other Operative Documents) pursuant to the terms of the Company's Partnership Agreement, or any mortgage, indenture, agreement or instrument to which the Company is a party or by which it or any of its properties is bound. The Project and the use, occupancy, operation and condition thereof, in its present stage, are in compliance with all applicable governmental laws, rules and regulations.

                  (c) Consents. All authorizations, consents and approvals of, notices to, registrations or filings with, or other actions in respect of or by, any governmental body, agency or other instrumentality or court (collectively, the CONSENTS) required in connection with the execution, delivery and performance by the Company of this Agreement, the other Operative

Documents, the Project Documents and the existing Construction Documents and all other agreements to be executed by the Company in connection herewith or therewith to which it is a party have been duly obtained, given or taken and are in full force and effect or will be duly obtained, given or taken and will be in full force and effect when required, and the Company agrees that all Consents required for the Construction and operation of the Improvements and otherwise in connection with the carrying out or performance of any of the transactions required or contemplated hereby or thereby will be obtained when required.

                  (d)  Enforceability.   This  Agreement,  the  other  Operative
Documents, the existing Project Documents and the existing Construction Documents to which the Company is a party have been duly executed and delivered on behalf of the Company and are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

                  (e) No Litigation. There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body pending or, to the best knowledge of the Company after due inquiry, threatened against or affecting the Company or the Project, or any portion thereof (including, without limitation, any condemnation or eminent domain proceeding against the Project, or any portion thereof), or any of the Guarantors, WMS Industries, Hugh A. Andrews, Burton Koffman or Richard Koffman, wherein an unfavorable decision, ruling or finding would have an adverse effect on the properties, business, condition (financial or other) or results of operations of the Company, the transactions contemplated by this Agreement, the Project, the other Operative Documents, the Project Documents and the existing Construction Documents or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, the other Operative Documents, the Project Documents and the existing Construction Documents to which it is a party.

                  (f) No Defaults. The Company is not in default under nor are there any violations or notices or other records of violation of any law or any regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to the Company (including, without limitation, any zoning, health, safety, building, environmental or other statute, ordinance or restriction affecting all or any part of the Project or any use or condition thereof), and no default has occurred and is continuing under any Debt or any Indenture or other agreement or instrument governing outstanding Debt of the Company, or any other contract, agreement or instrument to which the Company is a party or by which it or its property is bound, and no event has occurred which with the giving of notice or the passage of a time or both would constitute such a default.

                  (g) Tax Returns. The Company has filed all tax returns, or extensions thereof, required by law to be filed, and has paid all taxes, assessments and other governmental charges levied upon the Company and its properties, assets, income and franchises which are due and payable, other than those presently payable without penalty or interest. The charges, accruals and reserves on the books of the Company in respect of federal, state and commonwealth income taxes for all fiscal periods are adequate in the opinion of the Company.

                  (h) Compliance with ERISA. Each Plan, if any, is in substantial compliance with ERISA, all contributions required to be made to any Plan by its terms, the Code or ERISA (including any quarterly installments required under Section 412(m) of the Code) have been made by the applicable due date, no Plan is insolvent or in reorganization, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code, neither the Company nor a Subsidiary nor an ERISA Affiliate has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to Section 4062, 4063, 4064, 4201 or 4204 of ERISA, no proceedings have been instituted to terminate any Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of incurring a liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA.

                  (i) Other Facts. There is no fact particular to the Company or the Project known to the Company after due inquiry which directly adversely affects or in the future may (so far as the Company can now foresee after due inquiry) directly adversely affect the business, property, assets or financial condition of the Company which has not been set forth in this Agreement or in any other Operative Documents. This representation shall not be deemed to extend to general economic, political, military or other conditions or situations in the Commonwealth of Puerto Rico or elsewhere in the world.

                  (j) Other Representations and Warranties. The Company hereby makes to the Bank each of the representations and warranties made by the Company contained in the Operative Documents to which the Company is a party as if such representations and warranties were set forth in full herein.

                  (k)  Financial  Statements.  The  Financial  Statements of the
Company, the Guarantors and WMS Industries, previously delivered to the Bank fairly present the financial position of the Company, the respective Guarantors and WMS Industries, as of such dates and the results of their operations and changes in their financial positions for the period then ended, all in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent financial statements of the respective entities delivered to the Bank. Neither the Company, any of the Guarantors nor WMS Industries has any contingent obligations, liabilities for taxes or other outstanding liabilities or obligations, fixed or contingent, which are material, individually or in the aggregate, except that, with respect to clauses (i), (ii) and (iii) hereafter the Company has the following outstanding obligations, and with respect to clauses (ii) and (iii) hereafter, the Guarantors have the following outstanding obligation: (i) the Loan, (ii) those liabilities and obligations in connection with the Project that have been disclosed to the Bank and (iii) those liabilities and obligations disclosed in the financial statements described in this clause (k). Since the respective dates set forth in the first sentence of this clause (k) there has been no adverse change in the condition (financial or other), business, operations or prospects of the Company or of any of the Guarantors or WMS Industries. Neither the aforesaid financial statements of the Company and the Guarantors nor any certificate or statement furnished to the Bank by or on behalf of the Company in connection with the transactions contemplated hereby (including, without limitation, any financial statements of other resorts owned or controlled by the Company), nor any representation nor warranty in this Agreement, when taken collectively as a whole and in the context made and to whom made, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein or herein not misleading in light of the circumstances in which they were made.

                  (l) Martin Regulations. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. No part of the proceeds of the Bonds will be used to purchase or carry any margin stock,or to extend credit to others for that purpose, or for any purpose that violates the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System.

                  (m) Investment Company Act. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (n) Disclosure. The Preliminary Official Statement, as of its date, and the Official Statement, as of its date and as of the date hereof, did not and do not contain any untrue statement of material fact or omit to state any material fact (other than any fact relating to and supplied by the Bank) necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (o) Management Agreement; Ground Lease and Other Agreements. The Management Agreement is in full force and effect; no event has occurred and is continuing which constitutes a default on the part of the Company under the Management Agreement, or would constitute any such default but for the giving of notice of lapse of time or both; and no event has occurred or is continuing which would excuse Williams from its obligation under the Management Agreement to use best efforts to operate the Project as a first class luxury destination mega-report in accordance with the provisions of the Management Agreement and consistent with the standards of other comparable properties in the area and customary practices in the resort industry. The Ground Lease is in full force and effect, and no event has occurred or is continuing which constitutes a default on the part of the Company under the Ground Lease, or would constitute any such default but for the giving of notice or lapse of time or both. The Construction Management Agreement, the Architect's Agreement, the Trade Contracts, the other

Construction Documents and the other Project Documents heretofore executed by the Company are in full force and effect, not having been amended, modified, terminated or otherwise changed, or the provisions thereof waived, except as permitted hereunder.

                  (p) Location of Company. The place of business or chief executive office of the Company is located c/o Williams Hospitality Management Corporation, 187 East Isla Verde Road, Carolina, Puerto Rico 00913, Attention:
Hugh A. Andrews. The Company will give the Bank prior written notice of any relocation of such office.

                  (q) Plans; Construction. The Plans are satisfactory to the Company and have been approved, to the extent required by applicable law, ordinance or regulation or any effective restrictive covenant, by all Government Authorities and the beneficiaries of any such covenant, respectively. All Construction, if any, heretofore performed in connection with the Improvement has been performed within the perimeter of the Premises or within the area of an easement benefitting the Premises and with respect to which such Construction is permitted and in accordance with the Plans and all Legal Requirements, and such Construction has been fully paid for or else payment is not yet due or payment is being disputed in good faith, provided that any such disputes have been fully disclosed to the Bank and such failure to pay would not adversely affect the Company's ownership rights in the Project. There are no structural defects in the Improvements (to the extent currently constructed), no violation of any Legal Requirement exists with respect thereto and the anticipated use thereof complies with all restrictive covenants affecting the Project and all Legal Requirements, including all applicable zoning and environmental protection ordinances and regulations.

                  (r) Availability of Utilities. All utility services and facilities necessary for the Improvements and, upon completion of Construction, the operation and occupancy of the Improvements for their intended purposes and which must be obtained from sources located outside the boundaries of the Premises are available at the boundaries of the Premises, including water supply, storm and sanitary sewer facilities, and electric and telephone facilities.

                  (s) No Liens. Except for the Operative Documents, the Construction Documents, the Project Documents, the Permitted Encumbrances and any lien in favor of GDB created pursuant to the GDB Loan and consented to by the Bank, the Company has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a Lien against all or any portion of the Collateral.

                  (t) Compliance with Building Codes, Zoning Laws, Etc. The current zoning law and declarations covering the Project permit the Construction of the Improvements to be completed and, upon completion of Construction, the Improvements to be used as contemplated by this Agreement. The Project and, upon completion of Construction, Improvements and the proposed use thereof will be in all respects in compliance with all Permits and all Legal Requirements.

                  (u) Budget. The Budget contains all costs and expenses reasonably anticipated to be incurred in connection with the Construction, equipping and leasing of the Improvements.

                  (v) Security Documents. The provisions of each Security Document are effective to create a legal, valid and enforceable Lien on or security interest in all of the Collateral described therein, subject to the proper filing thereof, and when the appropriate recordings and filings have been effected in public offices, each of the Security Documents will constitute a perfected Lien on and security interest in all right, title, estate and interest in the Collateral described therein, prior and superior to all other Liens, except as permitted under the Operative Documents.

                  (w) Hazardous Materials. Except as specifically disclosed in the Environmental Report, the Premises and the Improvements are not currently and, to be best of the Company's knowledge, have never been subject to Hazardous Materials or their effects. Other than as disclosed in the Environmental Report, the Premises and the improvements thereon are in full compliance with the Environmental Laws. There are no claims, litigation, administrative or other proceedings, whether actual or threatened, or judgments or orders, regarding any Hazardous Materials relating in any way to the Premises or the Improvements.

         9.       DISBURSEMENTS FOR CONSTRUCTION

                  (a) Disbursements for Construction. Each Disbursement shall be made by the Trustee pursuant to Requests for Disbursements from time to time, from the principal office of the Trustee or from such other place as the Trustee may designate, and must be accompanied by a certificate of an Authorized Officer of the Bank authorizing and directing such Disbursement. Each Disbursement authorized by the Bank in accordance with the terms hereof shall be made in accordance with the terms hereof and shall be made to or deposited in the separate bank account of the Company at ScotiaBank de Puerto Rico (the CONSTRUCTION TRUST ACCOUNT) which shall not be drawn upon except to pay for Hard Costs and Soft Costs approved by the Bank, and shall be established so that the Bank and the Trustee receive or are entitled to receive, on request, from the depositary bank duplicate copies of regular monthly statements of all deposits and withdrawals (including checks). Each Request for Disbursement under the Loan shall be made in writing, shall be submitted to the Bank with a copy to the Bank's Consultant not less than 10 Business Days prior to the proposed date for such Disbursement and shall specify the Hard Costs and Soft Costs to be paid with the proceeds of the requested Disbursement, including, without limitation, the amount of any Retainage previously withheld and which has then become payable by the Company. Each Request for Disbursement which requests payment for Hard Costs (other than for payment of the Construction Manager's fixed monthly fee payable under the terms of the Construction Management Agreement) shall be accompanied by (i) the Trade Contractor's requisitions for payment, dated on or about the date of such Request for Disbursement, accompanied by true copies of unpaid invoices and receipted bills and noting that the only amounts due and owing (other than any retainage pursuant to the terms of the applicable Trade Contract or subcontract) are the amounts to be paid to trade contractors out of the Disbursement being requested or amounts due and payable but which are being disputed by the Company and which are not included in such Request for Disbursement, each of which shall be certified as true and complete by the Company, (ii) a list of all Trade Contracts executed since the date of the then last preceding Disbursement, together with a certification that copies of the same and all contracts with any contractor or subcontractor involved with the Construction of the Improvements executed by or on behalf of the Company since the date of the then last preceding Disbursement have been submitted to the Bank's Consultant prior to the date of such Request for Disbursement, (iii) a list of all Work Changes, together with a statement by the Company that copies of the same have been submitted to the Bank's Consultant prior to the date of such Request for Disbursement, and (iv) evidence satisfactory to the Bank that the full amount of the proceeds of the last preceding Disbursement has been paid out by the Company in accordance with the terms and conditions of this Agreement. In the case of any Disbursement to pay any Soft Cost (other than interest due with respect to the Loan or payment of the fixed monthly fees payable under the terms of the Management Agreement), such Request for Disbursement shall be accompanied by true copies of the unpaid invoices and a description of the costs for which the Disbursement being made, as well as such additional supporting information as the Bank shall reasonably request to the effect that such costs have been properly incurred and are due and payable and are within budgeted amounts. The Bank shall not be required to make any Disbursement for payment of amounts owed under any Trade Contract for which the Bank has not previously received an Assignment of Contracts. All Disbursements shall be made on a monthly basis and, with respect to Disbursements for interest under the Loan, shall be made on the date on which the Partnership is obligated to pay such interest pursuant to Section 401(c) of the Loan Agreement. In the case of Disbursements to pay interest due with respect to the Loan, any Request for Disbursement shall be reduced by the amount of the Net Earnings reasonably estimated by the Borrower with respect to the period commencing on the date of the previous Request for Disbursement and ending on the date of the current Request for Disbursement. The next succeeding Request for Disbursement shall be accompanied by a statement by the Borrower certifying the actual amount of the Net Earnings for the prior period and such Request for Disbursement shall be adjusted to take into account any variation between the estimated Net Earnings and the actual Net Earnings for such prior period as certified. To the extent that the Borrower's obligations under Section 2 of the Bond Swap Agreement for any period exceeds the interest on the Bonds for such period, such excess shall be disbursed from the Project Fund to the Bank as counterparty under the Bond Swap Agreement.

                  (b) Retainages. All Disbursements for Hard Costs (other than for payment of the Construction Manager's fixed monthly fee payable under the terms of the Construction Management Agreement) shall be subject to a retention (each a RETAINAGE) equal to the greater of (i) 10% of the requested amount or
(ii) the amounts actually withheld or to be withheld pursuant to the contract relating to such Hard Costs, which Retainage shall be disbursed after the later to occur of (A) the date on which the Bank has received evidence satisfactory to the

Bank of the completion of the work of the trade in question in accordance with the requirements of the contract therefor and (B) the date on which the Bank has received releases or other evidence satisfactory to the Bank in its sole discretion that the contractor in question has no other claim of payment against the Company other than the amount of the applicable Retainage.

                  (c) Bank's Consultant. The Company acknowledges that the Bank, pursuant to a separate agreement and at the Company's expense, has retained the Bank's Consultant to review the Budget, the Plans and such other matters relating to the Construction of the Improvements as the Bank shall request, and to furnish reports to the Bank from time to time on the progress of Construction with each Request for Disbursement for Hard Costs and as otherwise requested by the Bank. In order to enable the Bank's Consultant to complete its reports to the Bank, the Company shall permit the Bank's Consultant, at any reasonable time and as frequently as the Bank shall require, (i) to inspect the Project and (ii) to inspect and review all documentation with respect thereto, including, without limitation, (x) all change orders and field orders which modify the Plans or any contract or subcontract or which change the price, schedule or any other aspect of the Construction of the Improvements, (y) all contracts or, to the extent the same are in the Company's possession, subcontracts relating to the Construction of the Improvements and (z) such other information as the Bank's Consultant shall request relating to (1) the Construction of the Improvements (including copies of receipts, invoices and other supporting documentation to substantiate the costs to be paid from the proceeds of any requested Disbursement) and/or (2) the state of the Company's claimed title to any materials, fixtures or articles incorporated or to be incorporated in the Project.

                  (d) Disbursements for Operating Deficits. Notwithstanding anything herein to the contrary, Disbursements for Operating Deficits, to the extent provided in the Budget under the Line Item for "Interest Reserves" (OPERATING DEFICIT ADVANCES) shall be made not more frequently than once per calendar month and on the same date as the Disbursement for other costs is made for such month. At least ten days prior to the proposed date for an Operating Deficit Advance, the Borrower shall deliver to the Bank a request for an Operating Deficit Advance, together with such financial statements and other information as the Bank shall require in order to confirm that the amount of the Operating Deficit Advance requested is less than or equal to the then outstanding amount of Operating Deficits.

                  (e) Documentation to the Bank. All documents required to be submitted to the Bank as a condition of each Disbursement shall be furnished to the Bank at its office referred to in Paragraph 14(g) hereof, or to such other address or to the attention of such other Person as shall be designated in writing by the Bank in a notice to the Company.

                  (f) Use of Disbursements. All Disbursements shall be used by the Company to pay for Hard Costs and Soft Costs with respect to which such Disbursement was made.

                  (g) Determination of Amounts of Disbursements. Disbursements, or portions thereof, allocable to Hard Costs (other than to payment of the Construction Manager's fixed monthly fee payable under the terms of the Construction Management Agreement) shall be made on the basis of the documented cost of (i) the work in place or completed or (ii) subject to the provisions of Paragraph 9(i) below the construction materials stored on or off of the Premises or in fabrication, in each case as certified by the Company and the Construction Manager and verified by the Bank's Consultant.

                  (h) Final Disbursement. The final Disbursement of the proceeds of the Loan shall be conditioned on, in addition to those items listed in this Agreement, the Bank's receipt, prior to authorizing or directing the Trustee to make such Disbursement, of (A) written assurance satisfactory to the Bank from the Bank's Consultant to the effect that Construction of the Improvements has been completed, and any necessary utilities have been finished and made available for use, in accordance with the Plans and (B) the final Survey of the Project described in Paragraph 7(ee).

                  (i) Disbursements for Deposits or Stored Materials. Disbursements for deposits placed with suppliers, or for materials stored at any location, whether on the Project or otherwise, or in fabrication, shall be made, in the amount of such deposits or the documented cost to the Company of such materials, as the case may be, each such Disbursement to be made strictly in accordance with the following terms and conditions:

                           (A) the  Company  shall  deliver to the Bank (i) with
                  respect to such deposits, assignments of the Company's interest in the contracts pursuant to which the deposits were made, and acknowledgements of and consents to such assignments by the other contracting party, and (ii) in the case of stored materials bills of sale or other evidence satisfactory to the Bank of the cost of, and the Company's title in and to, such materials;

                           (B) the Company shall deliver to the Bank (i) evidence satisfactory to the Bank that (x) security measures have been taken to protect such stored materials from theft, casualty or deterioration including, if requested by the Bank, storage in a bonded warehouse and (y) such stored materials are identified to the Project and are segregated so as adequately to give notice to all third parties of the Company's title in and to such materials and (ii) written evidence from the supplier of the stored materials identifying such materials and indicating that ownership thereof is vested, or upon payment therefore will vest, in the Company, free and clear of all Liens;

                           (C) the Company shall provide proof  satisfactory  to
                  the Bank that such stored materials are insured against all risk of loss for their full replacement cost or such lesser amount as may be approved by the Bank and that such insurance contains a standard mortgagee loss payable endorsement;

                           (D) if such materials are stored  off-site,  the Bank
                  shall have received evidence satisfactory to the Bank (which may include a Chattel Mortgage) of the Bank's perfected first priority lien on and security interest in such materials;

                           (E) any such deposits  shall be with suppliers in the
                  United States or Puerto Rico and shall be either (i) for materials the cost of purchase and installation of which is guarantied pursuant to the Completion Guaranty, or (ii) with a supplier whose obligations under the relevant contract are secured by a bond or other third-party guaranty satisfactory to the Bank in its sole discretion.

                           (F) (x) the  aggregate  amount  disbursed  under this
                  Agreement in respect of such deposits with suppliers or for materials stored off the Premises or materials in fabrication of any time outstanding shall not exceed $4,000,000; and

                           (G) in the event any such stored materials are stolen, lost or in any other manner misplaced, destroyed or rendered unusable, the Bank shall not be obligated to authorize or direct the Trustee to make a Disbursement with respect thereto if such materials are stolen, lost or in any other manner misplaced, destroyed or rendered unusable prior to the making of any Disbursement with respect thereto or otherwise to make any Disbursement on account of the cost of replacement thereof (unless such Disbursement is within the Budget or unless such Disbursement involves the release of insurance proceeds required to be released to the Company pursuant to the terms of the Pledge Agreement).

                  (j) Reallocation. If at any time the Bank determines that the cost to complete a Line Item as set forth in the Budget exceeds the undisbursed portion of the Bond Proceeds to be advanced from the Project Fund allocable to such Line Item, the Bank shall only be required to make an additional Disbursements on account of such Line Item (i) to the extent of the undisbursed portion of the Bond Proceeds to be advanced from the Project Fund allocable to such Line Item, (ii) from other Line Items to the extent of any savings in such other Line Item as demonstrated by the Company to the satisfaction of the Bank in its sole and absolute discretion, and (iii) from the undisbursed portion of the Line Item for contingency for Hard Costs or Soft Costs, as the case may be, provided that in any event the percentage of such Line Item for contingency which remains undisbursed at any time shall not be less than the percentage of the Hard Costs or Soft Costs portion of the Budget for the Project, as the case may be, which has not yet been disbursed at such time. The Company shall be responsible to advance from its own funds all additional amounts required to complete the Line Item in question in accordance with the Plans; provided, however, that any cash or equivalent security deposited with the Bank by the Company pursuant to Paragraph 9(k) below with respect to the Line item in question shall reduce the total of the additional amounts so required by an equivalent amount.

                  (k) Loan Balance. Anything in this Agreement contained to the contrary notwithstanding, it is expressly understood and agreed that the Loan shall at all times be in balance. The Loan shall be deemed to be in balance only at such time and from time to time as the Bank may determine that the aggregate of the undisbursed Bond Proceeds (and after provision for any reallocation then permissible pursuant to Paragraph 9(j)) above and applicable Retainage, if any) is sufficient to pay the aggregate of the cost of completing the Construction of the Improvements and the other costs contemplated in the Budget, as estimated by the Bank and the Bank's Consultant, including, without limitation, the undisbursed contingency amount provided for in the Budget and the payment of interest due with respect to the Loan through the then-anticipated Date of Substantial Completion. The Company agrees that, if the Bank determines than the amount of such undisbursed Bond Proceeds shall at any time be or become insufficient for such purpose regardless of how such condition may be caused, then as a condition precedent to the Bank's direction or authorization of the Trustee to make any further Disbursements, the Company shall deposit with the Bank cash or equivalent security or such other security as is acceptable to the Bank in its sole and absolute discretion in an amount reasonably determined by the Bank to eliminate such deficiency. In determining the cost of completing any portion of the Construction of the Improvements which is the subject of a fixed price contract or a guaranteed maximum price contract, (a) a reasonable contingency, as determined by the Bank, shall be added to the face amount of such fixed price contract or guaranteed maximum price contract, as the case may be, and (b) the Bank shall consider the value of work relating to the Construction of the Improvements for which a contract has been entered into and the value of such work for which a contract has not been entered into. Any funds deposited with the Bank pursuant to this Paragraph 9(k) on account of any deficiency may be applied by the Bank to pay costs of the Line Items as to which such projected or anticipated deficiencies exist before the Bank shall direct or authorize the Trustee to disburse proceeds of the Loan to pay such costs. In the event that the Company shall deposit cash or deliver other security as aforesaid, and if, after completion of the portion of the Improvements with respect to which such deficiency was claimed, any funds remain undisbursed with respect to the costs in connection with which such deposit was made, the Bank will pay the surplus portion of such deficiency to the Company out of the undisbursed proceeds of the surplus cash deposited by the Company as aforesaid for such claimed deficiency and/or release to the Company any remaining cash, cash equivalent security or other security, as the case may be.

                  (l) Disbursements after Default. At its option, the Bank may, after the occurrence and during the continuance of a Default or an Event of Default, authorize or direct the Trustee to make all Disbursements for work performed or materials furnished directly to Trade Contractors or to the
Construction Manager, as the case may be, by deposit in an appropriately designated special bank account and/or by check payable to the Person to whom a Disbursement is to be made, and the execution of this Agreement by the Company shall, and hereby does, constitute an irrevocable direction and authorization to so disburse the funds. No further direction or authorization from the Company shall be necessary or required for such direct Disbursements and all such Disbursements shall satisfy pro tanto the obligations of the Bank hereunder and shall be secured by the applicable Security Documents as fully as if made to the Company, regardless of the disposition thereof by any Trade Contractor or the Construction Manager.

                  (m) Method of Disbursement. Subject to the provisions of this Agreement and the Loan Agreement, the Bank will direct the Trustee to disburse from the Project Fund into the Construction Trust Account and the Company will accept the amount of the Loan in installments as follows:

                      The Initial Disbursement will be made upon the satisfaction of the applicable conditions set forth in Paragraph 10 hereof and all subsequent Disbursements shall be made not more frequently than monthly thereafter, upon the satisfaction of the applicable conditions set forth in Paragraph 11 hereof, in amounts which shall be equal to the aggregate of the Hard Costs and Soft Costs incurred by the Company through the end of the period covered by the relevant Request for Disbursement, less:

                                    (i) the Retainage; and

                                    (ii)   the   total   of  the   Disbursements
theretofore authorized or directed by the Bank to be made by the Trustee; and, at the election of the Bank, less:

                                    (iii)  any  costs  covered  by the  relevant
Request for Disbursement not approved, certified or verified as provided herein and/or any Hard Costs and/or Soft Costs covered by a previous Request for Disbursement for which the items required pursuant to Paragraph 9(a) hereof have not been received by the Bank and the Bank's Consultant.

                  (n) Disbursements for Amounts Due. Notwithstanding anything in this Agreement which may be to the contrary, the Bank shall at all times have the right, without regard to the Budget and the amount or classification of Line Items and by its own action, to authorize or direct the Trustee to advance funds into the Construction Trust Account for the purpose of paying (i) interest and any other sums then due and payable to the Bank with respect to the Letter of credit or pursuant to the Operative Documents or this Agreement and/or (ii) interest and any other sums then due and payable to GDB with respect to the GDB Loan and/or (iii) any amounts payable to the Bank under the Bond Swap Agreement.

                  (o) Partial Disbursements. If any or all conditions precedent to making a Disbursement have not been satisfied on the applicable funding date for such Disbursement, the

Bank may, but shall not be obligated to, authorize or direct the Trustee to disburse only that portion of the requested Disbursement for which all of the conditions have been satisfied.

                  (p) Investment of Bond Proceeds. The Bond Proceeds will be held by the Trustee in the Project Fund and will be invested in accordance with the Investment Agreement dated the date hereof between the Trustee and the GDB.

                  (q) Disbursements for Vehicles. Notwithstanding anything herein to the contrary and in addition to the other requirements hereunder, the Bank shall not be required to make any Disbursement hereunder for the acquisition by the Company of any boats, buses, limousines or other moving vehicles unless the Company has executed and delivered a Chattel Mortgage (or, in the case of boats, such other mortgage as is required pursuant to Section 7(oo) hereof) in connection therewith prior to the date of any Disbursement therefor, and has, at its sole cost and expense, caused such Chattel Mortgage to be properly filed for record in the corresponding Section of the Property Registry of Puerto Rico and/or the Department of Transportation and Public Works of Puerto Rico, as applicable.

         10. CONDITIONS PRECEDENT TO MAKE THE INITIAL DISBURSEMENT. The Bank shall not be obligated to authorize or direct the Trustee to make the Initial Disbursement under the Trust Agreement unless, in addition to the conditions set forth in the Loan Agreement and in Paragraph 9 hereof, the following conditions have been satisfied.

                  (a) Equity Contribution. The Bank shall have received evidence satisfactory to the Bank in its sole and absolute discretion that the Company shall have invested at least $30,000,000 (the aggregate amount so advanced being the EQUITY CONTRIBUTION) on account of Total Project Costs in the Project prior to the date of the Initial Disbursement);

                  (b) Trade Contracts. (1) Trade Contracts shall have been entered into for all contracts which are, in the Bank's sole and absolute judgment, major contracts and in any event for Trade Contracts representing not less than 75% of the Hard Costs of the Project as set forth in the Budget, (2) if the Company determines to engage in local construction manager, the agreement with such construction manager shall have been entered into and approved by the Bank, (3) all payment and performance bonds required in connection with any then existing Trade Contract shall have been delivered to the Bank, and (4) copies of all existing Trade Contracts, and copies of all amendments thereto, together with Trade Contractor Consents and Agreements with respect to each such Trade Contract and Assignments of Contracts with respect to each such Trade Contract shall have been delivered to the Bank and are satisfactory to the Bank in its sole and absolute discretion;

                  (c) Architect's and Engineer's Agreements and Subcontracts. All architect's and engineer's agreements contributing to the Plans and all subcontracts determined to be material by the Bank, in its reasonable discretion, which have been entered into prior to the

Initial Disbursement Date, shall be satisfactory to the Bank in form and content and as to the party performing the services which are the subject of such agreements;

                  (d) [Intentionally Omitted];

                  (e) GDB Loan. The Bank shall have received evidence satisfactory to the Bank that the GDB Loan shall have been fully disbursed and the proceeds thereof shall have been applied on account of Total Project Costs in accordance with documentation satisfactory to the Bank;

                  (f) Representations and Warranties. The representations and warranties made by the Company in Paragraph 8 hereof and the representations and warranties made by the Company and/or the Guarantors in any other Operative Documents shall be true and correct in all material respects on and as of the date of such Disbursement with the same effect as if made on such date;

                  (g) Receipt of Documents by Bank. The Bank shall have received and approved the following items and documents, duly executed and in recordable form where applicable, on or before the Initial Disbursement Date, in each case in form and substance satisfactory to the Bank:

                           (i) payment of the Annual  Letter of Credit Fee,  the
Annual Agent's Fee, the Bank's counsel fees and the fees of the Bank's Consultant relating to the Project, as well as all other out-of-pocket expenses of the Bank relating to the Project, including, without limitation, any Appraisal, investigation or insurance fees or costs and the cost of the Environmental Report, to the extent any of the foregoing are then due and payable;

                           (ii) the Financial  Statements  then in existence and
required to be or to have been delivered pursuant to the terms of this Agreement;

                           (iii) advice from the Bank's  Consultant  in form and
content  satisfactory  to the  Bank,  to the  effect  that  (i)  the  Plans  and associated design materials relating to the Project have been reviewed and approved by the Bank's Consultant and, to the extent required, by the
Governmental Authorities (including, without limitation, ARPE and/or The Planning Board of Puerto Rico), (ii) the Improvements, when completed as shown on the Plans, will comply with applicable zoning and environmental protection ordinances and regulations, (iii) all public utilities necessary for the full utilization of the Improvements for their intended purposes are available at or within the perimeter of the Premises, (iv) the necessary approval of the Environmental Impact Statement for the Project has been obtained from the Environmental Quality Control Board, as well as the necessary approval of the site and master development plan for the Project from the Planning Board, and
(v) the following are acceptable to the Bank's Consultant: (A) the then current design of various systems, including, without limitation, architectural, structural, electrical, plumbing, heating, air conditioning and sprinkler systems, (B) the general conformity of specified materials to overall Project quality objectives, (C) the contents of soil reports and coordination of foundation design of the Improvements, (D) the conformity of the scope and design set forth in the Plans to the description of the Improvements set forth in this Agreement and as otherwise presented to the Bank; (E) the projected Date of Substantial Completion and the Construction Schedule, (F) the Budget, (G) the Company's allocation of the Budget to Individual Line Items, (H) the adequacy of the Line Items for contingencies in the Budget, (I) the value, scope and limiting conditions of the Construction Documents then in effect and/or trade contracts and subcontracts received for review and (J) all other matters as the bank shall reasonably require;

                           (iv) the Bank's Consultant's Report;

                           (v) any  additional  opinion(s)  of  counsel  for the
Company requested by the Bank, in form and substance satisfactory to the Bank and the Bank's counsel;

                           (vi) copies of all Permits issued by all Governmental
Authorities, evidencing the authorization of the Company to commence and complete Construction of the Improvements, all of which shall be satisfactory to the Bank, and evidence satisfactory to the Bank that other governmental approvals necessary for the Construction and operation of the Improvements are obtainable by nondiscretionary administrative procedures without the need for any variance or waiver, whether through public hearing or otherwise, of applicable zoning ordinances, land use regulations, building codes or similar governmental laws and regulations;

                           (vii)  an  update  to the  Environmental  Report,  if
requested by the Bank, together with evidence satisfactory to the Bank that the Company has fully complied with all recommendations set forth in the Environmental Report and with the update thereto, if an update has been so requested;

                           (viii) evidence that the insurance  required pursuant
to Paragraph 7(x) hereof and the Pledge Agreement is in full force and effect and evidence of the payment of the premiums therefor;

                           (ix)  evidence  of  errors  and  omissions  insurance
carried by the Architect and by each Design Architect and evidence of the maintenance of the insurance required to be maintained by each Trade Contractor under its Trade Contract;

                           (x) if  requested  by the Bank,  an  updated  Survey,
satisfactory in form and content to the Bank and the Bank's counsel in their sole and absolute discretion;

                           (xi)  evidence  satisfactory  to the  Bank  that  the
Company has paid all real estate taxes on, and assessments of, the Project which are due and payable and, if delinquent, all penalties and interest thereon;

                           (xii) a copy of the construction schedule prepared by
the Construction Manager showing a trade-by-trade breakdown (to the extent that the information necessary to prepare such breakdown can then be ascertained) of the estimated periods of time for Construction of the Improvements beginning with the commencement of footings and foundations and ending with completion of Construction of the Improvements in accordance with the Plans (the CONSTRUCTION SCHEDULE);

                           (xiii) to the extent not previously delivered, copies
of the Project Documents and the other Operative Documents, each of which shall be certified by the General Partners as true, correct and complete.

                           (xiv) a Request for Disbursement  with respect to the
Initial Disbursement;

                           (xv) a  Borrower's  Affidavit  dated  the date of the
Initial Disbursement, with appropriate insertions and attachments, in form and substance satisfactory to the Bank and the Bank's counsel, executed by the General Partners;

                           (xvi) to the extent not previously delivered,  copies
of the Architect's Agreements, certified by the General Partners to be true, correct and complete;

                           (xvii)  the  standard   form  of  contract  or  trade
contract to be used by the Company in connection with the Construction of the Improvements, which shall be satisfactory in form and content to the Bank;

                           (xviii)  a  consent  to  the  Assignment   from  each
architect relating to the Project, in form and content satisfactory to the Bank;

                           (xix) an executed counterpart of all space leases (if
any), certified by the General Partners to be true, correct and complete, together with an executed notice to each tenant of the assignment thereof to the Bank pursuant to the applicable Assignment of Rents;

                           (xx) copies of the Plans (including all approved Work
Changes) initialled to show the Company's approval, which are satisfactory to the Bank;

                           (xxi) an updated  Appraisal  of the  Project,  if any
change or circumstance occurs from the date of the issuance of the Letter of Credit that causes the Bank to determine that such an update is reasonably appropriate;

                           (xxii) an opinion of the  Architect and any engineers
preparing or contributing to the Plans stating that the Construction of the Improvements is permitted under, and such Improvements, when Constructed in accordance with the Plans and occupied, shall be in compliance with all applicable zoning ordinances, land use regulations and similar laws and governmental rules and regulations relating to the Premises;

                           (xxiii) such other documents, instruments,  opinions,
certificates and approvals (including, without limitation, estoppel certificates and non-disturbance and attornment agreements) and such modifications and supplements to any of the Operative Documents as the Bank shall have reasonably requested;

                  (h) No Condemnation. No part of the Project shall have been condemned, or threatened with condemnation, or in the event of such condemnation, the Bank shall have received insurance or condemnation proceeds sufficient, in the judgment of the Bank, to effect the satisfactory restoration of the affected part of the Project and to permit Substantial Completion in accordance with the Plans and the Budget prior to the Completion Date;

                  (i) No Default. On the Initial Disbursement Date, no Default or Event of Default hereunder shall have occurred and be continuing and no default of any of the Company's obligations under any of the other Operative Documents shall have occurred and be continuing; and

                  (j) Accounting. The Bank shall have received an accounting to its satisfaction of all expenditures for costs shown on the budget as having been incurred from the Date of Issuance to the Initial Disbursement Date.

         11. CONDITIONS PRECEDENT TO DISBURSEMENTS AFTER THE INITIAL DISBURSEMENT. The Bank shall not be obligated to authorize or direct the Trustee to make any Disbursement subsequent to the Initial Disbursement, unless in addition to the conditions set forth in Paragraph 9 hereof, the following conditions are satisfied:

                  (a)  Conditions   Satisfied.   All  conditions  set  forth  in
Paragraph 10 hereof shall have been satisfied;

                  (b) Representations and Warranties. On the date of each such subsequent Disbursement, the representations and warranties made by the Company in Paragraph 8 and the representations and warranties made by the Company and/or the Guarantors in any other Operative Document shall be true and correct in all material respects on and as of the date of such Disbursement with the same effect as if made on such date;

                  (c) Receipt of Documents by Bank. The Bank shall have received the following items and documents, duly executed and in each case in form and substance satisfactory to the Bank;

                           (i) a Bank's Consultant's  Report,  dated the date of
the requested Disbursement, together with a revised and updated Budget;

                           (ii)   copies   of  all  Trade   Contracts   and  all
architect's and engineer's agreements executed since the date of the last preceding Request for Disbursement and copies of all amendments to any Trade Contract, or architect's or engineer's agreement executed since the date of the last preceding Request for Disbursement, together with copies of all performance and payment bonds with respect to the Trade Contractors under such Trade Contracts and together with a Trade Contractor Consent and Agreement with resect to each such Trade Contract, and together with assignments to the Bank of all such agreements and contracts;

                           (iii) such further  builders' risk or other insurance
relating to the Construction of the Improvements as shall be required hereunder or by the other Operative Documents or, to the extent the same relate to the Project, as shall otherwise be reasonably requested by the Bank;

                           (iv) in the case of  Disbursements to pay costs which
are shown as non- construction related Soft Costs in the Budget, such evidence as the Bank may require to the effect that such costs have been properly incurred and are due and payable;

                           (v) all documents, reports, certificates,  affidavits
and other information as the Bank may require to evidence compliance by the Company with all of the provisions of this Agreement;

                           (vi)  a   Borrower's   Affidavit   with   appropriate
insertions and attachments, in form and substance satisfactory to the Bank and to the Bank's counsel, executed by the General Partners, and a Request for Disbursement, each dated the date for such Disbursement;

                           (vii)  satisfactory   evidence  (including,   without
limitation, contracts, bills of sale or other agreements) that title to all materials and fixtures incorporated in the Construction of the Improvements and all materials stored on-site or off-site or in fabrication shall vest in the Company immediately upon delivery thereof to the Project;

                           (viii)  payment  of the Bank's  counsel  fees and the
fees of the Bank's Consultant relating to the Project, as well as all other out-of-pocket expenses of the Bank relating to the Project and incurred since the date of the preceding Request for Disbursement to the extent the foregoing are then due and payable, including, without limitation, all Appraisal, investigation and insurance fees and expenses and all costs and expenses of the Environmental Report;

                           (ix) evidence  satisfactory to the Bank that the full
amount of all prior Disbursements has been paid out by the Company or its contractors in accordance with this Agreement and that no Liens exist against the Project or the Improvements;

                           (x) evidence  satisfactory  to the Bank of payment in
full by the Company to all Persons entitled to assert a mechanics' or materialmen's lien for work done prior to the Disbursement;

                           (xi) if requested  by the Bank,  a survey  inspection
and update of the Survey satisfactory in form and content to the Bank and the Bank's counsel in their sole and absolute discretion;

                           (xii)  if  requested  by  the  Bank,  updates  of the
opinions of the Architect and engineers described in clause (xxii) of Section 10(g) hereof.

                           (xiii)   such  other   instruments,   documents   and
information  pertaining to the Disbursement as the Bank may reasonably  request;
and

                  (d) No Default. On the date of each such subsequent Disbursement, no Default or Event of Default hereunder shall have occurred and be continuing and no default of any of the Company's obligations under any of the other Operative Documents shall have occurred and be continuing, other than the failure of the Company to comply with its obligations pursuant to Section 4.01(c) of the Loan Agreement to deposit amounts required to be paid 124 days in advance of the due date therefor.

         12.      EVENTS OF DEFAULT.

                  (a) Events of Default. It shall be deemed an Event of Default if any of the following events shall occur and be continuing, unless such event has been previously consented to by the Bank:

                           (i)      any  amount  payable  hereunder  (including,
without limitation, under Paragraph 2 or Paragraph 3(a)) shall not be paid when due; or

                           (ii)     any   representation,   warranty  or   other
statement made or deemed to have been made by the Company or any Guarantor under or in connection with this Agreement, any Operative Document or any document, instrument or certificate executed or delivered in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect when made or deemed to have been made; or

                           (iii) the  Company  shall  fail to perform or observe
any term, covenant or agreement on its part to perform or observe contained in this Agreement or in any other Operative Document (other than the failure of the Company to comply with the terms of Section 4.01(c) of the Loan Agreement) or any Guarantor shall fail to perform or observe any term, covenant or agreement on its part to perform or observe contained in any Guaranty (in any such cases, other than as elsewhere specifically addressed in this Paragraph 12) and (A) with respect to any such term, covenant or agreement contained herein, any such failure shall remain unremedied for 30 days after notice and (B) with respect to any such term, covenant or agreement contained in any of the other Operative Documents, (other than the failure of the Company to comply with the terms of Section 4.01(c) of the Loan Agreement)or any Guaranty any such failure remains unremedied after any applicable grace period specified in such Operative Document or Guaranty; provided, however, that if such failure described in this subparagraph (iii) is of a nature such that it cannot be cured by the payment of money and if such failure requires work to be performed, acts to be done or conditions to be removed which cannot by their nature, with due diligence be performed, done or removed, as the case may be, within such 30-day period or such other applicable grace period, as the case may be, and the Company or the Guarantor, as the case may be, shall have commenced to cure such failure, within such 30-day period or such other applicable grace period, as the case may be, such period shall be deemed extended for so long as shall be required by the Company or the Guarantor, as the case may be, in the exercise of due diligence to cure such failure, but in no event shall such 30-day grace period or such other applicable grace period, as the case may be, be so extended to be a period in excess of [60] days; or

                           (iv) the Company shall fail to perform or observe its
covenant in Paragraph 7(e), Paragraph 7(h) or Paragraph 7(ii) hereof; or

                           (v) there  shall have been  asserted in writing by or
on behalf of the Company or any Guarantor or Williams that any provision of this Agreement or any Guaranty or the Management Agreement, as the case may be, is not valid and binding on the Company or any Guarantor or Williams, as the case may be, or declaration shall have been sought by or on behalf of the Company or any Guarantor or Williams, as the case may be, that any such provision is null and void, or there shall have been commenced by or on behalf of the Company or any Guarantor or Williams, as the case may be, a proceeding to contest the validity or enforceability thereof, or there shall have been a denial by or on behalf of the Company or any Guarantor or Williams, as the case may be, that it has any further liability or obligation under this Agreement or any Guaranty or the Management Agreement, as the case may be; or

                           (vi) The Company or any  Guarantor  shall fail to pay
any material Debt or Debts of the Company or any Guarantor, as the case may be (but excluding Debt under this Agreement or any Guaranty), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Debts; or any other default under any agreement or instrument relating to any such Debt or Debts, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt or Debts or to accelerate or cause the holder of such Debt or Debts (or any trustee or agent for the holders thereof) to threaten, expressly or by implication, the acceleration of the maturity of such Debt or Debts; or any Debt or Debts shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                           (vii) the Company or any  Guarantor  (A) shall suffer
or permit to be entered a decree or order of a court or agency or supervisory authority having jurisdiction determining it to be insolvent or providing for the appointment of a conservator, receiver, liquidator, trustee or any similar Person appointed in connection with any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy, reorganization or similar proceedings of or relating to it or of or relating to all, or substantially all, of its property, or for the winding-up or liquidation of its affairs or (B) shall suffer or permit to be instituted proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors to be instituted against it, and such proceedings remain undismissed or pending and unstayed for a period of 60 days; or

                           (viii) the Company or any Guarantor shall (A) consent
to the appointment of a conservator, receiver, trustee, liquidator or custodian in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all, or substantially all, of its property or for the winding-up or liquidation of its affairs, (B) admit in writing its inability to pay its debts generally as they become due, (C) file a petition, or otherwise institute, or consent to the institution against it of, proceedings to take advantage of any law relating to bankruptcy, insolvency or reorganization or the relief of debtors, (D) make an assignment for the benefit of its creditors or (E) suspend payment of its obligation; or

                           (ix) the rendering of judgment(s)  for the payment of
money against the Company in excess of $250,000 in the aggregate, or against any Guarantor in excess of $1,000,000 in the aggregate, and the continuance of any such judgment(s) unsatisfied and without stay of execution thereon for a period of 30 days after the entry of such judgment(s), or the continuance of such judgment(s) unsatisfied for a period of 30 days after the termination of any stay of execution thereon entered within such first mentioned 30 days; or

                           (x) any Event of Default  under and as defined in any
Operative Document shall have occurred and be continuing, or in the case of an Operative Document in which the term EVENT OF DEFAULT is not defined, any default by the Company or a Guarantor, as the case may be, beyond applicable grace and cure periods and after the giving of any required notice to the Company or the Guarantor, as the case may be, shall have occurred and be continuing; or

                           (xi) the  Management  Agreement  or the Ground  Lease
shall at any time cease to be in full force and effect for any reason other than by termination thereof by the Company in accordance with its terms and the terms of this Agreement and/or any applicable Operative Document; or

                           (xii) a Plan shall fail to maintain a minimum funding
standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d) of the Code, or a Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, or the Company or a Subsidiary or an ERISA Affiliate has failed to pay the full amount of any installment required under Section 412(m) of the Code or has incurred or is likely to incur a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan, which could have a material or adverse effect upon the business, operations or financial condition of the Company or a Subsidiary; or

                           (xiii)  Construction of the Improvements shall not be
carried on with dispatch or there is any cessation of Construction of the Improvements for a period in excess of 10 consecutive Business Days, unless the cessation of Construction shall have been caused by an Unavoidable Delay of which notice has been given to the Bank pursuant to Paragraph 7(n) hereof; or

                           (xiv)  the  Bank  or the  Bank's  Consultant,  or the
respective representatives of either, shall not be permitted at all reasonable times after reasonable notice, to enter upon the Project for the purposes set forth in Paragraph 7(o) hereof or the Company shall fail to furnish to the Bank or the Bank's Consultant, or the respective representatives of either, within a reasonable time after request therefor, copies of such plans, shop drawings, specifications or other materials as the Bank or the Bank's Consultant, or the respective representatives of either may reasonably request; or

                           (xv)  The  Company  assigns  this  Agreement  or  any
Disbursement to be made under the Trust Agreement or the Loan Agreement, or any interest in either, except as may be permitted hereunder; or

                           (xvi) as of the close of business  on the  Completion
Date, Substantial Completion has not occurred, or if the Bank or the Bank's Consultant determines during the course of Construction of the Improvements that the Improvements cannot be completed by the Completion Date (including if the Improvements are partially or totally damaged or destroyed by fire, or any other cause, or condemned and the restoration thereof cannot, in the Bank's judgment, reasonably be expected to be completed so that the Improvements will be completed on or before the Completion Date); or

                           (xvii)  any  material  default by the  Company  shall
occur and shall continue, beyond any applicable grace period provided for therein, under the Management Agreement, the Construction Management Agreement, the Architect's Agreement, the Trade Contracts or any other Construction Document; or

                           (xviii) the Company shall fail to advance  additional
funds as provided in Paragraph 9(j) hereof or deposit with the Bank cash or cash-equivalent or other acceptable security for the benefit of the Bank as provided in Paragraph 9(k) hereof, in either case within the time period specified in the applicable provision; or

                           (xix) any Operative Documents,  Construction Document
or Project Document is amended, modified or terminated without the prior written consent or approval of the Bank to the extent such written consent or approval is required pursuant to this Agreement; or

                           (xx) the Initial Disbursement shall not have occurred
by the Outside Disbursement Date; or

                           (xxi) the  occurrence of an Event of  Taxability  (as
such term is defined in the Loan Agreement); or

                           (xxii) the  occurrence of a default by the Company in
the performance of the Company's obligations under the Bond Swap Agreement or the GDB Swap Agreement.

                  (b) Bank Remedies. If an Event of Default shall have occurred then, and in any such event at any time thereafter if such Event of Default is continuing, the Bank may, in its discretion:

                           (i) by  notice to the  Company  declare  all  amounts
payable hereunder or under any Operative Document to be immediately due and payable, whereupon the same shall become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by the Company; and/or

                           (ii)  exercise  all or any of its rights and remedies
under or in respect of the Operative Documents (including, without limitation, its rights and remedies under the Security Documents and any Guaranty); and/or

                           (iii)  by  notice  to the  Trustee  and  the  Issuer,
require the Trustee to accelerate payment of all Bonds and interest accrued thereon and/or purchase the Bonds as provided in Section 7.01(i) of the Loan Agreement or Section 305 of the Trust Agreement, respectively; and/or

                           (iv) in the  event  that  the  Guarantors  under  the
Completion Guaranty are obligated to complete the Project and/or the Bank or the Bank's designees or assignees undertake to complete the Project, the Bank or its designees or assignees shall have the right to cause the Bond proceeds to be disbursed on the same terms and conditions as if the Guarantors under the Completion Guaranty, the Bank or such designees or assignees of the Bank were the Company; and/or

                           (v) terminate the Letter of Credit by written  notice
to the Trustee, the effect of which shall be to cause the Letter of Credit to expire on the sixteenth calendar day after the date on which a notice of termination is received by the Trustee; and/or

                           (vi)  exercise  any or all other  rights and remedies
existing at law or in equity or by statute including, without limitation, the rights and remedies of a secured creditor under the Uniform Commercial Code (or any substitute therefor) of any applicable jurisdiction.

                  (c) Bank's Right to Stop Disbursing Funds. In addition to any other rights and remedies the Bank may have pursuant to the other Operative Documents, or as provided by law, and without limitation thereof, if any Default or Event of Default shall occur, then the Bank shall not be obligated to instruct the Trustee to make any further Disbursements until such Default or Event of Default is remedied; PROVIDED, HOWEVER, the Bank may instruct the Trustee to make any Disbursement so long as any such Default or Event of Default shall exist without thereby waiving the right to demand payment of the indebtedness and to exercise its rights and remedies pursuant to any one or more of the Security Documents and/or exercise any other remedies available to the Bank pursuant to the other Operative Documents or as provided by law, and without becoming liable to instruct the Trustee to make any other or further advance or Disbursement.

                  (d) Bank's Right to Complete. Upon the happening of any Event of Default, the Bank may, in addition to any other remedies which the Bank may have under this Agreement, the other Operative Documents or pursuant to law, enter upon the Project and into possession of the Project and Construct and complete the Construction of the Improvements substantially in accordance with the Plans, with such changes therein as the Bank may from time to time deem appropriate, all at the sole risk, cost and expense of the Company. The Bank shall have the right, at any and all times, to discontinue any work commenced by the Bank with respect to the Project or to change any course of action undertaken by it and shall not be bound by any limitations or requirements of time whether set forth herein or otherwise. The bank shall have the right and power (but shall not be obligated) to assume any construction contract made by or on behalf of the Company in any way relating to the Project and to take over and use all or any part or parts of the labor, materials, supplies and equipment contracted for, by or on behalf of the Company, whether or not previously incorporated into the Project, all in the sole and absolute discretion of the Bank. In connection with any portion of the Project undertaken by the Bank pursuant to the provisions of this Paragraph 12(d), the Bank may (i) engage builders, contractors, architects, engineers, inspectors and others for the purpose of furnishing labor, materials, equipment and fixtures in connection with the Project, (ii) pay, settle or compromise all bills or claims which may become Liens against the Project, or which have been or may be incurred in any manner in connection with the Construction and Substantial Completion or for the discharge of Liens, encumbrances or defects in the title of the Project and (iii) take such other action (including, without limitation, the employment of watchmen to project the Project) or refrain from acting under this Agreement as the Bank may in its sole and absolute discretion from time to time determine without any limitation whatsoever. The Company shall be liable to the Bank for all sums paid or incurred for the Project whether the same shall be paid or incurred pursuant to the provisions of this Paragraph 12(d) or otherwise, and all payments made or liabilities incurred by the Bank under this Paragraph 12(d) of any kind whatsoever shall be paid by the Company to the Bank upon demand with interest at the Prime Rate plus 2% per annum to the date of payment to the Bank, and all of the foregoing sums, including such interest at the Prime Rate plus 2% per annum, shall be deemed and shall constitute advances under the Loan Agreement and be evidenced by the Note and secured by the Security Documents. Upon the occurrence of any Event of Default, the rights, powers and privileges provided in this Paragraph 12(d) and all other remedies available to the Bank under this Agreement and the other Operative Documents or by statute or by rule of law may be exercised by the Bank at any time and from time to time whether or not the indebtedness evidenced and secured by the Note and the Security Documents shall be due and payable, and whether or not the Bank shall have instituted any foreclosure or other action for the enforcement of any of the Mortgage, the Pledge Agreement or the Note. The Company hereby assigns and quitclaims to the Bank all sums advanced pursuant to this Paragraph 12(d), and all sums held by the Bank for the account of the Company, whether in escrow accounts or otherwise, and all other forms of security delivered by the Company as additional security (a security interest therein being granted hereby to the Bank) for the repayment of the Loan, all of which security may be utilized by the Bank for the purposes set forth in this Paragraph 12(d) or applied against the indebtedness evidenced by the Note as the Bank, in its sole and absolute discretion, shall determine

                  (e) No Liability of the Bank. Whether or not the Bank elects to employ any or all of the remedies available to it upon the occurrence of an Event of Default, the Bank shall not be liable for the Construction of or failure to Construct, complete or protect the Project or for payment of any expense incurred in connection with the exercise of any remedy available to the Bank or for the performance or non-performance of any other obligation of the Company.

                  (f) Termination of Agreement. If for any reason whatsoever the outstanding principal amount of the Loan, together with all interest and other indebtedness due and payable in connection therewith and all amounts due or payable hereunder have been paid in full, and the Letter of Credit shall have been terminated, the parties hereto shall be released and discharged from all of their obligations hereunder except for those obligations that expressly survive the termination hereof.

                  (g) Remedies Not Exclusive. No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or any other Operative Document or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Bank in this Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Agreement should be breached by any party or thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Agreement.

         13.      NATURE OF THE BANK'S DUTIES.

                  (a) The Company hereby assumes all risks of the acts, omissions or misuse of the Letter of Credit by the Trustee or any beneficiary or transferee of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document, or any endorsements thereon, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assigning the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) the failure of the Trustee or any beneficiary or transferee of the Letter of Credit to comply fully with conditions required in order to draw upon the Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, (v) errors in interpretation of technical terms, (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letter of Credit or of the proceeds thereof, (vii) any consequences arising from causes beyond the control of the Bank, (viii) payment by the Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit or (ix) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit; provided, however, that the Bank shall be responsible for any of the above occurrences to the extent that they arise solely as a result of the gross negligence or willful malfeasance of the Bank. In furtherance and extension and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. None of the above shall affect, impair, or prevent the vesting of any of the Bank's rights or powers hereunder.

                  (b) In furtherance and extension, and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Bank, under or in connection with the Letter of Credit or the related drafts or documents(s), if taken or omitted in good faith, shall not create any liability on the part of the Bank to the Company.

         14.      MISCELLANEOUS.

                  (a) Amendments and Consents. This Agreement may only be amended by an instrument in writing signed by all of the parties hereto, provided that the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the prior written consent of the Bank. No course of dealing between the company and the Bank, nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Bank hereunder.

                  (b) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Bank or on its behalf.

                  (c) Expenses. The Company agrees to pay promptly all costs and expenses in connection with the preparation, negotiation, issuance, execution, delivery, filing, recording and administration of the Letter of Credit, this Agreement, the other Operative Documents, the Bonds and any other documents which may be delivered in connection with this Agreement, including, without limitation, all engineers', architects' and investigators' fees, the fees and expenses of the Bank's counsel, construction consultant, insurance consultant and any services selected by the Bank, each with respect to the transactions contemplated by this Agreement, and all costs and expenses (including counsel fees and expenses) in connection with (i) the transfer, drawing upon, change in terms, maintenance, renewal or cancellation of the Letter of Credit, (ii) any and all amounts which the Bank has paid relative to the Bank's curing of any Event of Default resulting from the acts or omissions of the Company under this Agreement, any other of the Operative Documents or the Bonds, (iii) the enforcement of this Agreement or any other of the Operative Documents, (iv) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the Bank from paying any amount under the Letter of Credit, (v) obtaining and reviewing appraisals and the engineering and environmental reports relating to the Project and (vi) survey costs and title insurance costs. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the

Letter of Credit, this Agreement, any other of the Operative Documents or the Bonds, or any other document which may be delivered in connection with this Agreement, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. Notwithstanding the foregoing, no payment shall be required under this Paragraph 14(c) in respect of any cost or expense which the Bank has incurred solely as a result of its own gross negligence or willful misconduct. All costs and expenses described in this Paragraph 14(c) shall be in addition to the facility fee paid by the Company to the Bank in connection with the transaction contemplated hereby and shall be in addition to the Annual Letter of Credit Fee and the Annual Agent's Fee.

                  (d) Set-off. In addition to any rights and remedies the Bank may have, including, without limitation, any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company) and to the fullest extent permitted by law, to set forth and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank, including, without limitation, pursuant to the Bond Swap Agreement, to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement, irrespective of whether or not the Bank shall have made any demand hereunder.

                  (e) No Approval of Work. No Disbursement authorized hereunder shall constitute an approval or acceptance by the Bank of the work theretofore done in connection with the Project or a waiver of any of the conditions of the Bank's obligation to make or authorize further Disbursements, nor, in the event the Company is unable to satisfy any such condition, shall any such failure to insist upon compliance have the effect of precluding the Bank from thereafter declaring such inability to be an Event of Default as herein provided, it being agreed that any Disbursement made or authorized by the Bank in the absence of strict compliance with any or all of the conditions of the Bank's obligation to make or authorize such Disbursement shall be deemed to have been made pursuant to this Agreement and not in modification of the terms hereof, unless the Bank has specifically waived any such condition or approved a deviation therefrom.

                  (f) Bank's Review. Inspection and approvals of the Plans, the Project and the workmanship and materials used therein shall impose no responsibility or liability of any nature whatsoever on the Bank and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by the Bank for any reason. Approvals granted by the Bank for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any such approval.

                  (g) Submission of Evidence. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, off such fact or facts and the Bank shall, at all times, be free independently to establish to its satisfaction such existence or non-existence.

                  (h) Bank Sole Beneficiary. All terms, provisions, covenants and other conditions of the obligations of the Bank to authorize Disbursements hereunder are imposed and all trust funds hereunder are held solely and exclusively for the benefit of the Bank and its successors and assigns, and no other Person shall have standing to require satisfaction of such terms, covenants and other conditions in accordance with their terms or be entitled to assume that the Bank will refuse to authorize Disbursements in the absence of strict compliance with any or all of such terms, covenants and other conditions or be entitled to require any particular application of such trust funds. No Person, other than the Bank, its successors and assigns and any Person to whom the Bank shall have granted a participation pursuant to Paragraph 14 (p) herein shall, under any circumstances, be deemed to be a beneficiary of the terms, covenants and other conditions of this Agreement, any or all of which may be freely waived, in whole or in part, by the Bank at any time if, in the Bank's sole discretion, the Bank deems it advisable or desirable to do so, and no Person, other than said parties, shall have any right, remedy or claim under or by reason of this Agreement.

                  (i) Contractors. Except as provided by law, no contractors or subcontractors dealing with the Company shall be, nor shall any of them be deemed to be, third party beneficiaries of this Agreement, but each shall be deemed to have agreed (i) that they shall look to the Company as their sole source of recovery if not paid and (ii) except as otherwise agreed to in writing between the Bank and the contractor(s) or subcontractor(s) in question, that they may not claim against the Bank under any circumstances. Except as provided by law, or as otherwise agreed in writing between the Bank and the contractor(s) or subcontractor(s) in question, each such contractor or subcontractor shall be deemed to have waived in writing all right to seek redress from the Bank under any circumstances whatsoever. Counterpart originals of each of such contractor's or subcontractor's agreement and waiver shall be delivered to the Bank on or before the date hereof.

                  (j) Entire Agreement. This Agreement and the other Operative Documents embody the entire agreement and understanding between the parties with respect to the matters set forth herein and supersede and cancel all prior loan applications, expressions of interest, commitments, agreements and understandings, whether oral or written, relating to the subject matter hereof, except as specifically agreed to the contrary.

                  (k) Further Assurances. The Company hereby agrees promptly to execute and deliver such additional agreements and instruments and promptly to take such additional action as the Bank may at any time and from time to time reasonably request in order for the Bank to obtain the full benefits and rights granted or purported to be granted by this Agreement.

                  (l) No Waiver; Cumulative Remedies. No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder or under or in connection with this Agreement or the other Operative Documents or to insist upon the strict performance of any term of this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, or power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under or in connection with this Agreement or the other Operative Documents. The remedies in this Agreement or the other Operative Documents herein are cumulative and not exclusive of any remedies provided by law.

                  (m) Singular/Plural. Whenever appropriate herein or required by the context or circumstances, the masculine shall be construed as the feminine and/or the neuter, the singular as the plural, and vice versa.

                  (n) No Joint Venture. The Company is not and shall not be deemed to be a joint venturer with, or an agent of, the Bank for any purpose. Prior to any Default or Event of Default by the Company under this Agreement and the Bank's exercise of the remedies granted herein the Bank shall not be deemed to be in privity of contract with any contractor or provider of services with respect to the Construction of the Improvements.

                  (o) Incorporation by Reference. The Company agrees that until this Agreement is terminated by the repayment to the Issuer of all principal and interest due and owing on the Note and other sums due and owing pursuant to the Operative Documents, the Note and the other Operative Documents shall be made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Agreement to the same extent and effect as if fully set forth in and made a part of the Note and the other Operative Documents. In the event of a conflict between any of the Operative Documents and the provisions of this agreement, this Agreement shall be controlling.

                  (p) Binding Effect; Assignment. This Agreement is a continuing obligation and shall (i) be binding upon the Company and its permitted successors and assigns and (ii) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided that the Company may not assign all or any part of this Agreement without the prior written consent of the Bank. The Bank may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement, or grant participations herein, in the Letter of Credit, in the Loan, in the Bond Swap Agreement and in the Bank's other rights or security hereunder, including, without limitation, the instruments securing the Company's obligations hereunder or under any Operative Document. No such assignment or participations by the Bank, however, will relieve the Bank of its obligations under the Letter of Credit. All documentation, financial statements, appraisals and other data, or copies thereof, relevant to the Company, any Guarantor or the Letter of Credit may be exhibited to and retained by any such assignee, prospective assignee, participant or prospective participant.

                  (q) Notices. All notices, certificates, demands and other communications provided for herein shall be in writing and mailed (registered or certified mail, return receipt requested, and postage prepaid), hand-delivered, with signed receipt, or sent by nationally-recognized overnight courier, if to the Bank, to its address at 225 Liberty Street, Two World Financial Center, New York, New York 10281, Attention: Real Estate Finance Group (Mr. Akira Fujii or Mr. Russ LoPinto), with a copy similarly delivered to Kaye, Scholer, Fierman, Hays & Handler, 425 Park Avenue, New York, New York 10022, Attention: Warren J. Bernstein, Esq., if to the Company, to its address c/o Williams Hospitality Management Corporation, 187 East Isla Verde Road, Carolina, Puerto Rico 00913,
Attention: Hugh A. Andrews, with copies similarly delivered to Whitman & Ransom, 200 Park Avenue, New York, New York 10166, Attention: Jeffrey N. Siegel, Esq.; Kumagai Caribbean, Inc., c/o Williams Hospitality Management Corporation, 187 East Isla Verde Road, Carolina, Puerto Rico 00913, Attention: Mr. Shunsuke Nakane; WMS Industries Inc., 3401 North California Avenue, Chicago, Illinois 60618, Attention: Chief Operating Officer; Messrs. Burton and Richard Koffman, c/o Richford American, 950 Third Avenue, New York, New York 10022, or to such other address with respect to any party as such party shall notify the other parties in writing. All such notices, certificates, demands and other communications shall be effective when received at the address specified as aforesaid.

                  (r) Satisfaction. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory Bank, the determination of such satisfaction shall be made by the Bank in its sole and exclusive judgment.

                  (s) Governing Law and Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement, the other Operative Documents or such other documents which may be delivered in connection with this Agreement or the other Operative Documents may be brought in the City and State of New York or in the Courts of the Untied States of America located in the Southern District of New York [, provided, however, that any suit, action or other legal proceeding arising out of or directly concerning the Mortgage or the Pledge Agreement shall be brought in the Commonwealth of Puerto Rico;] (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding and (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Company irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to the Company at its address provided in Paragraph 14(q) hereof or by personal service on any partner of Whitman & Ransom. In addition to any method of service of process provided for under applicable laws, all service of process under this Paragraph 14(s) may be made by certified or registered mail, return receipt requested, directed to the Company at the address set forth in Paragraph 14(q) hereof, and the service so made shall be complete five days after the same shall have been so mailed. Nothing in this Paragraph 14(s) shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any suit, action or proceeding against the Company or its property in the courts of any other jurisdictions.

                  (t) Limitation of Liability. Notwithstanding anything to the contrary contained in the Loan Agreement, any of the Security Documents or this Agreement (except for Paragraph 5(c) hereof), no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest on, or other amounts owned hereunder or under the Loan Agreement or any of the Security Documents, or for any claim based on this Agreement, the Loan Agreement or any Security Documents or in respect thereof, against the Company, any partner of the Company or any predecessor, successor or affiliate of any such partner or any of their assets (other than from the interest of such person in such partner in the Company), or against any principal, partner, shareholder, officer, director, agent or employee of any such partner (other than from the interest of any such partner), nor shall any such persons be personally liable for any such amount or claims, or liable for any deficiency judgment based thereon or with respect thereto, it being expressly understood that the sole remedies of the Bank with respect to such amounts and claims shall be against the assets of the Company, including the Mortgaged Property (as such term is defined in both the Fee Mortgage and in the Leasehold Mortgage) and that all such liability of the aforesaid persons, except as expressly provided in this Paragraph 14(t) and Paragraph 5(c) hereof is expressly waived and released as a condition of and as consideration for the execution of the Security Documents; provided, however, that (A) nothing contained in this Agreement (including, without limitation, the provisions of this Paragraph 14(t)), the Loan Agreement or the Security Documents shall constitute a waiver of any indebtedness evidenced hereby or any of the Company's other obligations under such instruments or shall be taken to prevent recourse to and the enforcement against the Company, including the Mortgaged Property, of all the liabilities, obligations and undertakings contained in this Agreement, the Loan Agreement or any of the Security Documents, (B) this Paragraph 14(t) shall not be applicable to a breach by any person of any independent obligation to the Bank, including, but not limited to, (x) the obligations of the Guarantors under the Guaranties,
(y) the obligation of WKA to enforce any or all of its remedies against KGC in the event that KGC fails timely to provide the Deficiency Loans (as defined in the Company Partnership Agreement) as set forth herein and in the other Operative Documents, and (z) any other obligations of any Person under any other guaranty or indemnity agreement executed or delivered in connection with any of the Operative Documents (including, without limitation, the indemnities set forth in Paragraph 5(c) hereof) and (C) this Paragraph 14(t) shall not be applicable to the responsible party to the extent and in respect of any claim the Bank would otherwise have against such party for (1) fraud, (2) misappropriation of funds or other property, or (3) damage to any of the Mortgaged Property or any part thereof intentionally inflicted in bad faith by the Company or any partner, principal, shareholder, officer, director, agent or employee of the Company or any of its partners, or principals of any of the foregoing. For the purposes of the foregoing, the term SHAREHOLDER shall be deemed to include the shareholders of any corporation which is a shareholder of a corporation and the term PARTNER shall be deemed to include the partners of any partnership which is a partner of a partnership.

                  (u) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (v) Defined Instruments. All of the agreements or instruments defined in this Agreement shall mean such agreements or instruments as the same may, from time to time, be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                  (w) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited financial statements of the Company and the respective Guarantors delivered to the Bank.

                  (x) Lawful Interest. Nothing contained in this Agreement or in any other Operative Document shall be construed to permit the Bank to receive, at any time, interest, fees or other charges in excess of the amounts which the Bank is legally entitled to charge and receive under any law to which such interest, fees, or charges are subject. In no contingency or event whatsoever shall the compensation payable to the Bank by the Company, howsoever characterized or computed, hereunder, or under any other Operative Document, exceed the highest rate permissible under any law to which such compensation is subject. There is no intention that the Bank shall contract for, charge or receive compensation in excess of the highest lawful rate, and, in the event it should be determined that the Bank has contracted from any rate of interest in excess of the highest lawful rate, then ipso facto such rate shall be reduced to the highest lawful rate so that no amounts shall be charged which are in excess over such highest lawful rate has been charged or received, the Bank shall promptly refund such excess to the Company; provided, however, that, if lawful, any such excess shall be paid by the Company to the Bank as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate.

                  (y) Consents; Approvals. Wherever in this Agreement the consent or approval of the Bank shall be required, unless specifically provided to the contrary, the Bank shall have the right to withhold, or grant, such consent or approval in its sole discretion.

                  (z) Severability. Any provision of this Agreement which is unenforceable, prohibited or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforcability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                  (aa) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (bb) Reliance by Bank. The Bank may but shall be under no obligation to rely upon the advice of its legal counsel and of the Bank's Consultant, as well as of all other parties whose advice it obtains in connection with all decisions made by the Bank in connection with any matters discussed herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Letter of Credit and Reimbursement Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                      EL CONQUISTADOR PARTNERSHIP L.P.,
                                                a Delaware limited
                                                   partnership

                                       By:      Kumagai Caribbean, Inc.



                                                By:_____________________________
                                                   Shunsuke Nakane, President

                                       By:   WKA El Con Associates, a
                                             New York general partnership



                                                By: ____________________________
                                              Name: Norman J. Menell
                                             Title: Authorized Signatory

                                       THE MITSUBISHI BANK, LIMITED,
                                       ACTING THROUGH ITS NEW YORK BRANCH



                                       By:______________________________________
                                                      Tadaaki Hamada
                                                  Senior Vice President

                IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT
                                    NO. C-182

                                                               February 7, 1991

Banco Popular de Puerto Rico
Banco Popular Center, 5th Floor
Hato Rey, Puerto Rico  00819

Dear Sirs:

         At the request and for the account of El Conquistador Partnership L.P., a Delaware limited partnership (the ACCOUNT PARTY), we hereby establish in your favor, as designated trustee under the Trust Agreement, dated the date hereof between Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority (the ISSUER) and you (such Trust Agreement, as it may be amended or supplemented from time to time in accordance with its provisions, being the TRUST AGREEMENT), pursuant to which $120,000,000 aggregate principal amount of the Issuer's Industrial Revenue Bonds, 1991 Series A (El Conquistador Resort Project), Convertible Industrial Revenue Bonds, 1991 Series B (El Conquistador Resort Project) and Industrial Revenue Bonds, 1991 Series C (El Conquistador Resort Project) (collectively, the BONDS) are being or will be issued, our Irrevocable Transferable Letter of Credit No. C-182 (this LETTER OF CREDIT), in the amount of $124,800,000 (such amount, as reduced and reinstated from time to time in accordance with the provisions hereof, the STATED AMOUNT). An amount not exceeding $120,000,000 (such amount, as reduced and reinstated from time to time in accordance with the terms and conditions hereof, being the PRINCIPAL COMPONENT) may be drawn upon this Letter of Credit, in accordance with the terms and conditions hereof, to pay the unpaid principal, or the portion of the Purchase Price (as defined in the Trust Agreement) corresponding to principal, of the Bonds. An amount not exceeding $4,800,000 (such amount, as reduced and reinstated from time to time in accordance with the terms and conditions hereof, being the INTEREST COMPONENT) may be drawn upon this Letter of Credit, in accordance with the terms and conditions hereof, to pay interest, or the portion of the Purchase Price corresponding to interest, accrued on the Bonds. Draws upon this Letter of Credit may be made, in accordance with the terms and conditions hereof, prior to the Termination Date (as hereinafter defined). This Letter of Credit is issued pursuant to that certain Letter of Credit and Reimbursement Agreement dated that date hereof between the Account Party and us (such agreement, as it may be amended or supplemented from time to time in accordance with its provisions, the LETTER OF CREDIT AGREEMENT).

         We hereby irrevocably authorize you to draw, in accordance with the terms and conditions hereof, in one or more drawings by one or more of your drafts (a) an amount not exceeding, in the aggregate, the Principal Component, to pay the principal of the Bonds in the event and to the extent that the Trustee (as defined in the Trust Agreement) does not have available sufficient other Eligible Moneys (as defined in the Trust Agreement) for such payment as the same becomes due and payable (each such drawing, a PRINCIPAL DRAWING), provided that each draft on us requesting a Principal Drawing is accompanied by your written and completed certificate in substantially the form of Annex I attached hereto; (b) an amount not exceeding, in the aggregate, the Interest Component, to pay interest, or the portion of the Purchase Price corresponding to interest, accrued on the Bonds in the event and to the extent that the Trustee does not have available sufficient other Eligible Moneys for such payment as the same becomes due and payable (each such drawing, an INTEREST DRAWING), provided that each draft on us requesting an Interest Drawing is accompanied by your written and completed certificate in substantially the form of Annex II attached hereto; (c) an amount not exceeding, in the aggregate, the Principal Component, to pay when due the portion of the Purchase Price corresponding to the principal of Bonds subject to mandatory tender for purchase pursuant to the Trust Agreement (each such drawing, a PURCHASE DRAWING), provided that each draft on us requesting a Purchase Drawing is accompanied by your written and completed certificate in the form of Annex III attached hereto. In no event will you have a right to make any drawings under this Letter of Credit to pay (a) the principal or the Purchase Price of or interest accrued on Bonds the Holder (as defined in the Trust Agreement) of which is (i) the Account Party or (ii) any of Kumagai International USA, Corporation, Kumagai Caribbean, Inc., KG (Caribbean) Corporation or Williams Hospitality Management Corporation (collectively, the Guarantors), (b) any premium payable upon any optional or mandatory redemption of Bonds, or (c) any indemnity payable by the Account Party upon the occurrence of an Event of Taxability (as defined in the Trust Agreement). Funds under this Letter of Credit are available to you against your draft drawn on us, stating on its face "Drawn under The Mitsubishi Bank, Limited, New York Branch, Irrevocable Transferable Standby Letter of Credit No. C-182" and accompanied by your written and completed certificate substantially in the form of Annex I, Annex II or Annex III attached hereto, as appropriate. All drawings under this Letter of Credit will be paid in accordance with the terms and conditions of this Letter of Credit, with our own funds.

         Each Purchase Drawing honored by us hereunder shall automatically reduce the Principal Component and the amount available to be drawn hereunder by subsequent Purchase Drawings or Principal Drawings by an amount equal to the amount of such Purchase Drawing. Each Principal Drawing honored by us hereunder shall automatically reduce (i) the Principal Component and the amount available to be drawn hereunder by subsequent Purchase Drawings or Principal Drawings by an amount equal to the amount of such Principal Drawing and (ii) the Interest Component and the amount available to be drawn hereunder by subsequent Interest Drawings to an amount equal to 120 days' accrued interest (computed as described below) on the Principal Component as so reduced. Each such reduction shall be effective on the day of the honoring by us of such Purchase Drawing or Principal Drawing, as the case may be, and shall automatically result in a corresponding aggregate reduction in the Stated Amount. Upon the release by the Trustee, at our direction, pursuant to Section 5 of the Pledge Agreement (as defined in the Trust Agreement), of any Pledged Bonds the Principal Component, and the amount available to be drawn hereunder by subsequent Purchase Drawings or Principal

Drawings (unless the Principal Component has been previously reinstated with respect to such Purchase Drawing) shall be automatically reinstated by an amount equal to the principal of such Pledged Bonds and the Interest Component shall be automatically reinstated to an amount equal to 120 days' accrued interest on the reinstated Principal Component, computed as described below, each such reinstatement effective on the date of the release of such Pledged Bonds; provided, however, that in no event shall the Principal Component be reinstated to an amount in excess of an amount equal to the aggregate principal amount of the Bonds then Outstanding (as defined in the Trust Agreement).

         Each Interest Drawing honored by us hereunder shall automatically reduce the Interest Component and the amount available to be drawn hereunder by subsequent Interest Drawings by an amount equal to the amount of such Interest Drawing effective on the day of the honoring by us of such Interest Drawing. Such reduction shall automatically and irrevocably result in a corresponding reduction in the Stated Amount. If you shall not have received from us, within 15 calendar days after the honoring by us of any Interest Drawing, notice to the effect that we have not been reimbursed for such Interest Drawing or that any other "Event of Default" has occurred and is continuing under the Letter of Credit Agreement and instructing you as the Trustee to declare the principal of the Bonds to be immediately due and payable pursuant to Section 803 of the Trust Agreement, then the Interest Component and the amount available to be drawn hereunder by subsequent Interest Drawings shall be automatically reinstated by us, effecting on the sixteenth calendar day after an honoring by us of such Interest Drawing, by an amount equal to the amount of such Interest Drawing. In no event shall the Interest Component be reinstated to an amount in excess of the lesser of (i) $4,800,000 and (ii) an amount equal to 120 days' accrued interest on the then effective Principal Component, computed at a rate of 12% per annum for 120 days on the basis of 360-day year, including the first day but excluding the last day, notwithstanding the actual rate borne from time to time by the Bonds. Each such reinstatement of the Interest Component and the amount available to be drawn hereunder by subsequent Interest Drawings shall automatically result in a corresponding reinstatement of the Stated Amount.

         Upon receipt by us of your written and completed certificate in substantially the form of Annex IV attached hereto, with respect to the cancellation of Bonds in accordance with Section 508 of the Trust Agreement, the Stated Amount shall be reduced to an amount equal to the amount stated in paragraph 6 of said certificate, and the amounts available to be drawn hereunder by you by any subsequent Principal Drawings, Purchase Drawings or Interest Drawings shall be reduced, effective upon our receipt of such certificate, to the amounts stated in paragraph 4 (for Principal Drawings or Purchase Drawings) and paragraph 5 (for Interest Drawings), respectively, of such certificate. If the Stated Amount shall be partially reduced pursuant to this paragraph, we shall have the right to require you to surrender this Letter of Credit to us on or before the tenth Business Day (as hereinafter defined) following our receipt of such certificate. Upon such surrender, we may, at our option, either (a) amend this Letter of Credit to reflect thereon the amount of such reduction and the corresponding reductions in the amounts available for the various drawings hereunder or (b) cancel this Letter of Credit and issue to you, in substitution therefor, a substitute irrevocable letter of credit in substantially the form hereof, reflecting such reductions. As used in this Letter of Credit, the term "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in New York, New York or San Juan, Puerto Rico are authorized or required by law or executive order to close.

         Demand for payment may be made by you under this Letter of Credit at any time during our business hours on a Business Day at our address set forth below; provided, however, that no demand for payment may be made by you under this Letter of Credit earlier than 10:00 A.M., New York time, on the Business Day before the due date of the principal of, or interest accrued on the Bonds to which such demand for payment relates, or, in the case of a Purchase Drawing, 10:00 a.m., New York time, on the Business Day on which the Trustee receives the notice and documents described in Section 305(A) of the Trust Agreement which relates to such Purchase Drawing. If a demand for payment is made by you under this Letter of Credit at or prior to 2:00 P.M., New York time, on a Business Day and such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, in accordance with your payment instructions, of the amount demanded, in immediately available funds, not later than 12:00 P.M., New York time, on the next Business Day, provided, however, that in the case of a Principal Drawing or an Interest Drawing which is not made to pay the portion of the Purchase Price corresponding to interest, such payment shall in no event be made prior to the Payment Date (as defined in the applicable certificate in substantially the form of Annex I, Annex II or Annex III attached hereto). If a demand for payment is made by you under this Letter of Credit after 2:00 P.M., New York time, on a Business Day and such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, in accordance with your payment instructions, of the amount demanded, in immediately available funds, not later than 12:00 P.M., New York time, on the second succeeding Business Day, provided, however, that in the case of a Principal Drawing or an Interest Drawing which is not made to pay the portion of the Purchase Price corresponding to interest, such payment shall in no event be made prior to the Payment Date (as defined in the applicable certificate in substantially the form of Annex I, Annex II or Annex III attached hereto). If requested by you, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system.

         If a demand for payment made by you under this Letter of Credit does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that such demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal and will return the same to you, if you so request. Upon being notified that a demand for payment made by you under this Letter of Credit was not effected in conformity with this Letter of Credit, you may attempt to correct such nonconforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

         This Letter of Credit applies only to the payment of principal (or the portion of the Purchase Price corresponding to principal) of Outstanding Bonds, and up to 120 days' interest (computed as aforesaid) accrued (or the portion of the Purchase Price corresponding to such interest) on Outstanding Bonds on or prior to the Termination Date, and does not apply to any interest (or the portion of the Purchase Price corresponding to such interest) that may accrue on the Bonds, or any principal (or the portion of the Purchase Price corresponding to principal) of the Bonds that may be payable with respect thereto, after the Termination Date (as hereinafter defined).

         This Letter of Credit shall expire at 5:00 P.M., New York time, on the earliest to occur of the following dates (the TERMINATION DATE): (a) March 9, 1998 (the EXPIRATION DATE); (b) the date on which you surrender this Letter of Credit to us, accompanied by your written statement certifying that all of the Bonds have been paid in full (or provision has been made for such payment in accordance with the Trust Agreement) or you are otherwise no longer entitled to the benefits of this Letter of Credit; (c) the date on which you surrender this Letter of Credit to us, accompanied by your written statement certifying that
(i) the conditions precedent to the acceptance of a Successor Letter of Credit (as such term is defined in the Trust Agreement) have been satisfied and (ii) you have accepted the Successor Letter of Credit; (d) the date that is the sixteenth day after the date on which you receive notice from us to the effect that this Letter of Credit is terminated by reason of the occurrence and continuance of an "Event of Default" under the Letter of Credit Agreement and instructing you to accelerate the Bonds; and (e) the date on which we honor a Principal Drawing based upon the acceleration, mandatory redemption or maturity of the Bonds as a whole; provided, however, that the Bank shall have the option, exercisable in its sole discretion not later than March 9, 1997, to extend the Expiration Date by up to one year. This Letter of Credit shall promptly be surrendered to us by you upon any expiration pursuant to clause (a), (d) or (e) of the preceding sentence.

         You may transfer your rights under this Letter of Credit in their entirety (but not in part) only to a successor trustee properly appointed and qualified pursuant to Section 914 of the Trust Agreement and such transferred rights may be successively transferred to any subsequent successor trustee properly appointed and qualified pursuant to Section 914 of the Trust Agreement. Transfer of your rights under this Letter of Credit to any such transferee shall be effected upon the presentation to us of this Letter of Credit accompanied by an Instruction to Transfer in substantially the form attached hereto as Annex V.

         Only you (or a successor as permitted by the terms of this Letter of Credit) may make a drawing under this Letter of Credit. Upon the payment to you, in accordance with your payment instructions, of the amount specified in any draft drawn under this Letter of Credit, we shall be fully discharged of our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft, to you or to any other person (including the holder of any Bond) who may have made to you or to the Account Party, or makes to you or to the Account Party, a demand for payment with respect to any Bond. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of such amount.

         This Letter of Credit sets forth, in full, our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Trust Agreement, the Letter of Credit Agreement or the Bonds), except the drafts and the certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except such drafts and certificates. References to this Letter of Credit shall include the certificates attached hereto.

         This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the UNIFORM CUSTOMS). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York.

         All demands for payment under this Letter of Credit, as well as all notices and other communications to us with respect to this Letter of Credit, shall be in writing and shall be addressed to us at 225 Liberty Street, Two World Financial Center, 38th Floor, New York, New York 10281, Attention:
Planning and Administration Department, with a copy to the attention of Real Estate Finance Group - Akira Fujii and Russ J. Lopinto (or such other office as we shall designate to you in writing), specifically referring thereon to "The Mitsubishi Bank, Limited, New York Branch, Irrevocable Transferable Standby Letter of Credit No. C 182." Such demands for payment, notices and other communications shall be personally delivered or sent by tested telex to the following number: Telex No. 42-0367 (Answerback: BISHIBANKA NYK).

         All notices and other communications to you with respect to this Letter of Credit shall be in writing and shall be addressed to you at your address set forth above (or such other office as you shall designate to us in writing. Such notices and other communications shall be sent by registered or certified mail, postage pre-paid, or by tested telex to the following number: 62- 0439 (Answerback: UST).

                                      Very truly yours,

                                      THE MITSUBISHI BANK, LIMITED,
                                           acting through its New York
                                           Branch


                                       By:______________________________________
                                               Tadaaki Hamada
                                               Senior Vice President

                                                                      Annex I to
                                                        Irrevocable Transferable
                                                        Standby Letter of Credit

                                PRINCIPAL DRAWING
                                   CERTIFICATE

         The undersigned, a duly authorized officer of Banco Popular de Puerto Rico (the TRUSTEE), hereby certifies to The Mitsubishi Bank, Limited, acting through its New York Branch (the BANK), with reference to Irrevocable Transferable Standby Letter of Credit No. _____ issued by the Bank in favor of the Trustee (the LETTER OF CREDIT), that:

                  (1) The Trustee is the designated trustee under the Trust Agreement (such term and all other capitalized terms used herein that are not otherwise defined herein shall have the respective meanings set forth in the Letter of Credit) for the holders of the Bonds.

                  (2) The Trustee is making a demand for payment under the Letter of Credit to pay the principal of the Bonds that is due and payable on _____________, 19____ (the PAYMENT DATE).

                  (3) The Trustee does not have available sufficient other Eligible Moneys to pay the principal of the Bonds that is due and payable on the Payment Date.

                  (4) The amount of the draft accompanying this Certificate (i) represents $____________, being drawn by the Trustee under the Letter of Credit to pay the amount of the principal of the Bonds (other than Pledged Bonds) that is due and payable on the Payment Date, (ii) does not include any amount to pay the principal of the Bonds held by or for the account of the Account Party or the Guarantors, (iii) was computed in accordance with the provisions of the Bonds and the Trust Agreement,
         (iv) does not exceed the amount of the Principal Component or the amount available to be drawn under the Letter of Credit by a Principal Drawing as in effect on the Payment Date and (v) has not been and is not the subject of a prior or contemporaneous demand for payment under the Letter of Credit.

                  (5) Upon receipt by the Trustee of the amount demanded hereby,
         (i) the Trustee will apply the same directly to the payment when due of the principal of the Bonds then due pursuant to the Trust Agreement,
         (ii) no portion of said amount shall be applied by the Trustee for any other purpose and (iii) no portion of said amount shall be commingled with other funds held by the Trustee.

         The Trustee hereby acknowledges that, pursuant to the terms of the Letter of Credit, (A) the honoring by the Bank of the Principal Drawing made by this Certificate shall automatically reduce (1) the Principal Component and the amount available to be drawn under the Letter of Credit by subsequent Principal Drawings or Purchase Drawings by an amount equal to the amount of such Principal Drawing, as set forth in clause (i) of paragraph (4) of this Certificate and (2) the Interest Component and the amount available to be drawn under the Letter of Credit by subsequent Interest Drawings to an amount equal to 120 days' accrued interest (computed as provided in the Letter of Credit) on the then effective Principal Component; and (B) such reduction shall automatically result in a corresponding reduction in the Stated Amount.

         Please  [deposit]  [wire transfer] the amount demanded hereby [in] [to]
____________.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________, 19____.


                                           BANCO POPULAR DE PUERTO RICO,
                                            as Trustee



                                            By:_________________________________
                                            Name:
                                            Title:

                                                                     Annex II to
                                                        Irrevocable Transferable
                                                        Standby Letter of Credit

                                INTEREST DRAWING
                                   CERTIFICATE

         The undersigned, a duly authorized officer of Banco Popular de Puerto Rico (the TRUSTEE), hereby certifies to The Mitsubishi Bank, Limited, acting through its New York Branch (the BANK), with reference to Irrevocable Transferable Standby Letter of Credit No. _____ issued by the Bank in favor of the Trustee (the LETTER OF CREDIT), that:

                  (1) The Trustee is the designated trustee under the Trust Agreement (such term and all other capitalized terms used herein that are not otherwise defined herein shall have the respective meanings set forth in the Letter of Credit) for the holders of the Bonds.

                  (2) The Trustee is making a demand for payment under the Letter of Credit to pay [interest accrued on the Bonds] [the portion of the Purchase Price corresponding to interest accrued on the Put Bonds pursuant to Section 305 of the Trust Agreement that is due and payable on _____________, 199_ (the PAYMENT DATE).

                  (3) The Trustee does not have available sufficient other Eligible Moneys to pay [the interest accrued on the Bonds] [the portion of the Purchase Price corresponding to interest accrued on the Put Bonds pursuant to Section 305 of the Trust Agreement] that is due and payable on the Payment Date.

                  (4) The amount of the draft accompanying this Certificate (i) represents $____________, being drawn by the Trustee under the Letter of Credit to pay the amount of [interest accrued on the Bonds] [the portion of the Purchase Price corresponding to interest accrued on the Put Bonds pursuant to Section 305 of the Trust Agreement] that is due on the Payment Date, (ii) does not include any amount to pay the interest on Pledged Bonds or Bonds held by or for the account of the Account Party or the Guarantors, (iii) was computed in accordance with the provisions of the Bonds and the Trust Agreement, (iv) does not exceed the amount of the Interest Component or the amount available to be drawn under the Letter of Credit by Interest Drawings as in effect on the Payment Date and (v) has not been and is not the subject of a prior or contemporaneous demand for payment under the Letter of Credit.

                  (5) Upon receipt by the Trustee of the amount demanded hereby,
         (i) the Trustee will apply the same directly to the payment when due of [the interest accrued on the Bonds] [the portion of the Purchase Price corresponding to interest accrued on the Put Bonds pursuant to Section 305 of the Trust Agreement], (ii) no portion of said amount shall be applied by the Trustee for any other purpose and (iii) no portion of said amount shall be commingled with other funds held by the Trustee.

         The Trustee hereby acknowledges that, pursuant to the terms of the Letter of Credit, (A) the honoring by the Bank of the Interest Drawing made by this Certificate shall automatically reduce the Interest Component and the amount available to be drawn under the Letter of Credit by subsequent Principal Drawings or Interest Drawings by an amount equal to the amount of the draft accompanying this Certificate, as set forth in clause (i) of paragraph (4) of this Certificate; and (B) such reduction shall automatically result in a corresponding reduction in the Stated Amount, subject to reinstatement pursuant to the terms and conditions of the Letter of Credit.

         Please  [deposit]  [wire transfer] the amount demanded hereby [in] [to]
____________.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________, 199_.


                                         BANCO POPULAR DE PUERTO RICO,
                                          as Trustee


                                         By:
                                         Name:
                                         Title:

                                                                    Annex III to
                                                        Irrevocable Transferable
                                                                Letter of Credit

                                PURCHASE DRAWING
                                   CERTIFICATE

         The undersigned, a duly authorized officer of Banco Popular de Puerto Rico (the TRUSTEE), hereby certifies to The Mitsubishi Bank, Limited, acting through its New York Branch (the BANK), with reference to Irrevocable
Transferable Letter of Credit No. _____ issued by the Bank in favor of the Trustee (the LETTER OF CREDIT), that:

                  (1) The Trustee is the designated trustee under the Trust Agreement (such term and all other capitalized terms used herein which are not otherwise defined herein shall have the respective meanings set forth in the Letter of Credit) for the holders of the Bonds.

                  (2) The Trustee is making a demand for payment under the Letter of Credit to pay the portion of the Purchase Price corresponding to principal of the Put Bonds pursuant to Section 305 of the Trust Agreement that is due and payable on _____________, 19____ (the PAYMENT
         DATE).

                  (3) The amount of the draft accompanying this Certificate (i) represents $____________, being drawn by the Trustee under the Letter of Credit to pay the amount of the portion of the Purchase Price corresponding to principal of the Put Bonds pursuant to Section 305 of the Trust Agreement that is due on the Payment Date, (ii) was computed in accordance with the provisions of the Bonds and the Trust Agreement,
         (iii) does not exceed the amount of the Principal Component or the amount available to be drawn under the Letter of Credit by a Purchase Drawing as in effect on the Payment Date and (iv) has not been and is not the subject of a prior or contemporaneous demand for payment under the Letter of Credit.

                  (4) Upon receipt by the Trustee of the amount demanded hereby,
         (i) the Trustee will apply the same directly to the payment when due of the amount of the portion of the Purchase Price corresponding to principal on the Put Bonds pursuant to the Trust Agreement, (ii) no portion of said amount shall be applied by the Trustee for any other purpose and (iii) no portion of said amount shall be commingled with other funds held by the Trustee.

         The Trustee hereby acknowledges that, pursuant to the terms of the Letter of Credit, (A) the honoring by the Bank of the Purchase Drawing made by this Certificate shall automatically reduce the Principal Component and the amount available to be drawn under the Letter of Credit by subsequent Purchase Drawings or Principal Drawings by an amount equal to the amount of such Purchase Drawing, as set forth in clause (i) of paragraph (3) of this Certificate; and
(B)
such reduction shall automatically result in a corresponding reduction in the Stated Amount, subject to reinstatement pursuant to the terms and conditions of the Letter of Credit.

         Please   [deposit]  [wire  transfer]  the  amount  demanded  hereby  to
____________.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________, 19____.


                                     BANCO POPULAR DE PUERTO RICO,
                                      as Trustee


                                     By:________________________________________
                                     Name:
                                     Title:

                                                                     Annex IV to
                                                        Irrevocable Transferable
                                                        Standby Letter of Credit

                    CERTIFICATE FOR THE REDUCTION OF AMOUNTS
                        AVAILABLE UNDER LETTER OF CREDIT

         The undersigned, a duly authorized officer of Banco Popular de Puerto Rico (the TRUSTEE), hereby certifies to The Mitsubishi Bank, Limited, acting through its New York Branch (the BANK), with reference to Irrevocable Transferable Standby Letter of Credit No. _____ issued by the Bank in favor of the Trustee (the LETTER OF CREDIT), that:

                  (1) The Trustee is the designated trustee under the Trust Agreement (such term and all other capitalized terms used herein which are not otherwise defined herein shall have the respective meanings set forth in the Letter of Credit) for the holders of the Bonds.

                  (2) The Trustee hereby notifies the Bank that on or prior to the date hereof $____________ principal amount of Bonds have been delivered to the Trustee and cancelled in accordance with Section 508 of the Trust Agreement.

                  (3) Following the cancellation referred to in paragraph (2) above, the aggregate principal amount of all of the Bonds which are OUTSTANDING within the meaning of the Trust Agreement is $________________.

                  (4) The Principal Component and amount available to be drawn by the Trustee under the Letter of Credit by Principal Drawings or Purchase Drawings is reduced to $____________ (such amount being equal to the amount specified in paragraph (3) above), upon receipt by the Bank of this Certificate.

                  (5) The Interest Component and amount available to be drawn by the Trustee under the Letter of Credit by Interest Drawings is reduced to $__________ upon receipt by the Bank of this Certificate, which amount equals interest on the Bonds referred to in paragraph (3) above computed at a rate of 12% per annum for a period of 120 days on the basis of a 360-day year, including the first day but excluding the last day.

                  (6) The Stated Amount of the Letter of Credit is reduced to $______________ (such amount being equal to the sum of the amounts specified in paragraphs (4) and (5) above), upon receipt by the Bank of this Certificate.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________, 19____.



                                            BANCO POPULAR DE PUERTO RICO,
                                             as Trustee


                                            By:
                                            Name:
                                            Title:

                                                                      Annex V to
                                                        Irrevocable Transferable
                                                        Standby Letter of Credit

                             INSTRUCTION TO TRANSFER

                                                                         [Date]

The Mitsubishi Bank, Limited,
  New York Branch
225 Liberty Street
Two World Financial Center
New York, NY  10281
Attention:  Real Estate Finance Group

                  The Mitsubishi Bank, Limited, New York Branch
          Irrevocable Transferable Standby Letter of Credit No. ______
                             (the LETTER OF CREDIT)

Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to:


                     _______________________________________
                              [Name of Transferee]


                     _______________________________________
                             [Address of Transferee]

all rights of the undersigned beneficiary under the Letter of Credit. The transferee has succeeded the undersigned as designated trustee under the Trust Agreement referred to in the first paragraph of the Letter of Credit.

         By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof.

         The Letter of Credit is returned herewith, and we ask that this transfer be effective and that you issue a new irrevocable transferable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.


                                        Very truly yours,


                                        BANCO POPULAR DE PUERTO RICO,
                                         as predecessor Trustee



                                        By:
                                        Name:
                                        Title: